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Filed Pursuant to Rule 497
Registration No. 333-143027

PROSPECTUS SUPPLEMENT
(To Prospectus dated January 23, 2008)

GLADSTONE CAPITAL CORPORATION

3,000,000 Shares

Common Stock

This is a public offering of common stock of Gladstone Capital Corporation. We are offering an aggregate of 3,000,000 Shares of our Common Stock, $0.001 par value per share. Our common stock is listed on the Nasdaq Global Select Market under the symbol "GLAD." We are a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. On January 30, 2008, the last reported sale price of our common stock on the Nasdaq Global Select Market was $17.28 per share.

Investing in our common stock involves risks. See ''Risk Factors'' beginning on page 9.

Neither the Securities and Exchange Commission, nor any state securities commission, nor any other regulatory body has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$17.00	$51,000,000
Underwriting discount (sales load)	$0.935	$2,805,000
Proceeds, before expenses, to us (1)	$16.065	$48,195,000
(1)
Before deducting estimated expenses payable by us of $360,000.

The underwriters may also purchase up to an additional 450,000 shares of common stock at the public offering price, less the underwriting discount, within 30 days from the date of this prospectus supplement solely to cover over-allotments. If the over-allotment option is exercised in full, the total public offering price will be $58,650,000 and the total underwriting discount (sales load) will be $3,225,750. The proceeds to us would be $55,424,250, before deducting estimated expenses payable by us of $360,000.

The underwriters expect to deliver the shares to purchasers on or about February 5, 2008.

Deutsche Bank Securities
Oppenheimer & Co.
Robert W. Baird & Co.

The date of this prospectus supplement is January 30, 2008.

PROSPECTUS SUPPLEMENT
SUMMARY

        This summary highlights some information from this prospectus supplement and the accompanying prospectus, and it may not contain all of the information that is important to you. To understand the terms of the common stock offered hereby, you should read this prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the shares we are offering. You should carefully read the section titled "Risk Factors" in the accompanying prospectus and the documents identified in the section "Additional Information." Except where the context suggests otherwise, the terms "we," "us," "our," the "Company" and "Gladstone Capital" refer to Gladstone Capital Corporation; "Adviser" refers to Gladstone Management Corporation; "Administrator" refers to Gladstone Administration, LLC; and "Gladstone Companies" refers to the Adviser and its affiliated companies. Except as otherwise noted, all information in this prospectus supplement and the accompanying prospectus assumes no exercise of the underwriters' over-allotment option.

Overview

        We are a specialty finance company that provides capital to small and medium sized U.S. businesses. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for tax purposes we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended.

        We seek to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are substantially backed by leveraged buyout funds, venture capital funds or others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans.

        We seek to invest in small and medium-sized private U.S. businesses that meet certain criteria, including some but not all of the following: the potential for growth in cash flow, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, profitable operations based on the borrower's cash flow, reasonable capitalization of the borrower (usually by leveraged buyout funds or venture capital funds) and the potential to realize appreciation and gain liquidity in our equity positions, if any. We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the borrower, a public offering of the borrower's stock or by exercising our right to require the borrower to repurchase our warrants, though there can be no assurance that we will always have these rights. We seek to lend to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control.

        We seek to invest primarily in three categories of debt of private companies:

  •
  Senior Subordinated Notes.  We seek to invest a portion of our assets in senior subordinated notes. Holders of senior subordinated notes are subordinated to the rights of holders of senior debt in their right to receive principal and interest payments or, in the case of last out tranches of senior debt, liquidation proceeds from the borrower. As a result, senior subordinated notes are riskier than senior notes. Although such loans are sometimes secured by significant collateral, the lender is largely dependent on the borrower's cash flow for repayment. Additionally, lenders may receive warrants to acquire shares of stock in borrowers or other yield enhancements in connection with these loans. Senior subordinated notes include second lien loans and syndicated second lien loans.

  •
  Senior Notes.  We seek to invest a portion of our assets in senior notes of borrowers. Using its assets and cash flow as collateral, the borrower typically uses senior notes to cover a substantial portion of the funding needed to operate. Senior lenders are exposed to the least risk of all providers of debt because they command a senior position with respect to scheduled interest and principal payments. However, unlike senior subordinated and junior subordinated lenders, these senior lenders typically do not receive any stock, warrants to purchase stock of the borrowers or other yield enhancements. As such, they generally do not participate in the equity appreciation of the value of the business. Senior notes may include revolving lines of credit, senior term loans, senior syndicated loans and senior last-out tranche loans.

  •
  Junior Subordinated Notes.  We also seek to invest a small portion of our assets in junior subordinated notes. Holders of junior subordinated notes are subordinated to the rights of the holders of senior debt and senior subordinated debt in their rights to receive principal and interest payments from the borrower. The risk profile of junior subordinated notes is high, which permits the junior subordinated lender to obtain higher interest rates and more equity and equity-like compensation.

        Our loans typically range from $5 million to $15 million, although this investment size may vary proportionately as the size of our capital base changes, generally mature in no more than seven years, and accrue interest at fixed or variable rates that exceed the prime rate. Because the majority of the loans in our portfolio consist of term debt of private companies who typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Accordingly, we cannot accurately predict what ratings these loans might receive if they were in fact rated, and thus cannot determine whether or not they could be considered "investment grade" quality.

        We hold our loan investment portfolio through our wholly-owned subsidiary, Gladstone Business Loan LLC.

Portfolio Composition

        Approximately 68% of the aggregate cost value of our investment portfolio as of September 30, 2007 was senior debt, approximately 32% was senior subordinated debt and there were no investments in junior subordinated debt. As of September 30, 2007, we had approximately $355.8 million invested at cost in 56 portfolio companies. The aggregate fair value of our investments as of September 30, 2007 was approximately $349.8 million.

        The table below sets forth, as of September 30, 2007, the fair value and percentage of total investments of our investment portfolio by industry classifications.

	September 30, 2007
Industry Classification	Fair Value	% of Total Investments
Aerospace & Defense	$4,615,750	1.3%
Automobile	6,245,938	1.8%
Broadcast (TV, Radio & Cable)	30,151,019	8.6%
Cargo Transport	15,685,197	4.5%
Chemicals, Plastics & Rubber	25,110,192	7.2%
Diversified/Conglomerate Manufacturing	3,710,700	1.1%
Electronics	31,351,318	9.0%
Farming & Agriculture	11,537,833	3.3%
Finance	2,460,125	0.7%
Healthcare, Education & Childcare	36,927,299	10.5%
Home & Office Furnishings	17,057,109	4.9%
Leisure, Amusement, Movies & Entertainment	9,508,750	2.7%
Machinery	9,883,350	2.8%
Mining, Steel, Iron & Non-precious Metals	27,057,277	7.7%
Personal & Non-durable Consumer Products	8,977,500	2.6%
Printing, Publishing & Broadcasting	83,973,941	24.0%
Retail Stores	14,986,500	4.3%
Textiles & Leather	10,604,732	3.0%

Total	$349,844,530	100.0%

        The portfolio depreciated approximately 1% from September 30, 2007 to December 31, 2007, representing a change in the fair value of the portfolio as a percentage of cost from 98.3% to 97.3%, respectively. This valuation information is subject to final review by our independent registered public accounting firm. We currently have no basis to believe that this valuation information will materially change based on this review. Our Board of Directors approved the aggregate fair value of our portfolio of investments at December 31, 2007, based in part on its acceptance of opinions of value submitted by Standard & Poors Securities Evaluation Services, Inc. ("SPSE") regarding certain debt securities, and on input from our Adviser, in accordance with our quarterly valuation process as more particularly described in the accompanying prospectus under "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Investment Valuation."

Our Investment Adviser and Administrator

        Our Adviser is our affiliate and investment adviser and is led by a management team which has extensive experience in our lines of business. Our Adviser's wholly-owned subsidiary, our Administrator, employs our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs. All of our executive officers serve as either directors or executive officers, or both, of Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Investment, a publicly traded business development company; our Adviser; and our Administrator.

        Our Adviser and our Administrator also provide investment advisory and administrative services to our affiliates Gladstone Commercial, Gladstone Investment and Gladstone Land Corporation, a private agricultural real estate company owned by Mr. Gladstone. In the future, our Adviser may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

        We have been externally managed by our Adviser pursuant to an investment advisory and management agreement since October 1, 2004. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Our Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington D.C., and our Adviser also has offices in the states of New York, New Jersey, Pennsylvania, Illinois, Texas and Washington.

Our Investment Objectives and Our Strategy

        Our strategy is to make loans at favorable interest rates to small and medium-sized businesses that we believe have traditionally been underserved by conventional lenders. Our Adviser uses the loan referral networks of Messrs. Gladstone, Stelljes and Brubaker and of its managing directors to identify and make senior and subordinated loans to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control. We believe that our business strategy will enable us to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes of established private businesses that are backed by leveraged buyout funds, venture capital funds or others. In addition, from time to time we might acquire existing loans that meet this profile from leveraged buyout funds, venture capital funds and others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we might receive when we make loans.

        We target small and medium-sized private businesses that meet certain criteria, including the potential for growth, adequate assets for loan collateral, and experienced management teams with significant ownership interest in the business, adequate capitalization, and profitable operations based on cash flow and potential opportunities for us to realize appreciation and gain liquidity in our various equity positions. We may achieve liquidity in an equity position through a merger or acquisition of the borrower, a public offering of the borrower's stock or by exercising our right to require the borrower to repurchase our warrants, although we cannot assure you that we will always have these rights. We can also achieve a similar effect by requiring the borrower to pay us conditional interest, which we refer to as a success fee, upon the occurrence of certain events. Success fees are dependent upon the success of the borrower and the occurrence of a triggering event, and are paid in lieu of warrants to own common stock of the borrower.

RECENT DEVELOPMENTS

    Portfolio Matters

        Subsequent to September 30, 2007, we have invested approximately $87.9 million in new investments, which consisted of approximately $71.5 million of new portfolio company investments and approximately $16.4 million of revolver draws and term loan commitments to existing portfolio companies.

        In addition, since September 30, 2007, we were not repaid in full on any investments, however, we did receive revolver repayments and scheduled amortization payments of an aggregate of approximately $4.7 million.

        During the third quarter of our 2007 fiscal year, in connection with our media portfolio acquisition, we acquired a senior term debt investment in U.S. Healthcare Communications, LLC. The loan was non-performing at the time of purchase and, as a result, we purchased the loan at a discount and immediately placed the loan on non-accrual. In January 2008, we initiated foreclosure proceedings with respect to this investment. On January 30, 2008, we offered at public sale certain assets of the company, consisting generally of all the fixtures and all tangible and intangible personal property. We acquired these assets in the sale, through a newly formed subsidiary, and we will continue the business of U.S. Healthcare under our control.

THE OFFERING

Common Stock offered by us	3,000,000 shares
Common Stock outstanding after this offering (1)(2)	20,637,574 shares
Use of proceeds	We expect to use all of the net proceeds of this offering to repay outstanding indebtedness under our line of credit. See "Use of Proceeds."
Nasdaq Global Select Market Symbol	GLAD
Risk Factors
See "Risk Factors" in the accompanying prospectus and other information in this prospectus supplement and the accompanying prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.
Current distribution rate
We currently make distributions to stockholders on a monthly basis at the rate of $0.14 per share. Our distribution rate is subject to change or discontinuance at any time in the discretion of our Board of Directors. Our future earnings and operating cash flow may not be sufficient to support a dividend.

(1)
Excludes 450,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters exercisable within 30 days from the date of this prospectus supplement.

(2)
Based on the number of shares outstanding as of January 30, 2008.

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by "us" or "Gladstone Capital," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Capital. The following percentages were calculated based on net assets as of September 30, 2007.

Current
Stockholder Transaction Expenses
Sales load (as a percentage of offering price) (1)	5.5%
Dividend reinvestment plan expenses (2)	None
Estimated annual expenses (as a percentage of net assets attributable to common stock)
Management fees (3)	3.25%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income) (4)	2.09%
Interest Payments on Borrowed Funds (5)	3.39%
Other expenses	1.03%
Total annual expenses (3)(6)	9.76%

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in this offering. In calculating the following expense amounts, we have assumed that our annual expenses would remain at the levels set forth in the table above and that you would pay a sales load of 5.5% (the underwriting discount to be paid by us with respect to the common stock being sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$127	$264	$394	$690

        While the example assumes, as required by the Securities and Exchange Commission, which we refer to as the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Additionally, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses and unrealized capital depreciation) on our investments, nor do we expect to realize positive capital gains in the foreseeable future. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of the above example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments. Additionally, because we have not historically realized positive capital gains (computed net of all realized capital losses and unrealized capital depreciation) on our investments, we have assumed that we will not trigger the payment of any capital gains-based incentive fee in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors after such expenses, would be higher than reflected in the example. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

        This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt and incentive fees, if any, and other expenses) may be greater or less than those shown. As noted in the Fees and Expenses table above, we estimate that annual incentive fees payable under the investment advisory and management agreement will be 2.09% of net assets attributable to common stock.

(1)
Represents the underwriting discount with respect to our common stock being sold in this offering, a one-time fee we will pay to the underwriters in connection with this offering and is the only sales load to be paid in connection with this offering.

(2)
The expenses of the reinvestment plan are included in stock record expenses, a component of "Other expenses." We do not have a cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan" in the accompanying prospectus for information on the dividend reinvestment plan.

(3)
Our annual base management fee is 2.0% (0.5% quarterly) of our average gross assets, which is defined as total assets of Gladstone Capital, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents pledged to creditors. See "Management—Certain Transactions—Advisory and Administration Agreements" in the accompanying prospectus and footnote 4 below.

(4)
The incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee will be payable quarterly in arrears, and will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate, subject to a "catch-up" provision measured as of the end of each calendar quarter. The "catch-up" provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide our Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 3 above). In the fiscal year ended September 30, 2007, we recorded an incentive fee of $4,607,688, of which $3,829,805 was offset by a voluntary waiver issued by our Adviser, for a net incentive fee of $777,883. After giving effect to credits against the incentive fee, the annualized incentive fee was 0.35% of net assets as of September 30, 2007. There can be no assurance that our Adviser will give any credits against the incentive fee in the future. The capital gains-based portion of the fee did not have an effect on the incentive fee for purposes of this calculation since we have not realized overall net capital gains to date.

  Examples of how the incentive fee would be calculated (exclusive of any credits) are as follows:

  •
  Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

  •
  Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

    = 100% × (2.00% - 1.75%)

    = 0.25%

  •
  Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

    = (100% × ("catch-up": 2.1875% - 1.75%)) + (20% × (2.30% - 2.1875%))

    = (100% × 0.4375%) + (20% × 0.1125%)

    = 0.4375% + 0.0225%

    = 0.46%

  •
  Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

    = 20% × (6% - 1%)

    = 20% × 5%

    = 1%

  For a more detailed discussion of the calculation of the two-part incentive fee, see "Management—Certain Transactions—Advisory and Administration Agreements" in the accompanying prospectus.

(5)
We have entered into a revolving credit facility, under which our borrowing capacity is $220 million, effective May 29, 2007. We have drawn down on this credit facility and we expect to borrow additional funds in the future up to an amount so that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of our senior securities. Assuming that we borrowed $220 million at the current interest rate of 4.33% plus an additional fee related to borrowings of 0.95%, for an aggregate rate of 5.28%, interest payments on borrowed funds would have been 5.26% of our net assets as of September 30, 2007.

(6)
Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the administration agreement. See "Management—Certain Transactions—Advisory and Administration Agreements" in the accompanying prospectus.

USE OF PROCEEDS

        We estimate that the net proceeds of this offering will be approximately $47,835,000 ($55,064,250 if the underwriters exercise their over-allotment option in full) after deducting the underwriting discount and estimated offering expenses payable by us. We expect to use all of the net proceeds of this offering to repay amounts outstanding under our line of credit, which matures on May 23, 2008 and, as of January 24, 2008, was accruing interest at a rate of 4.33%, plus an additional fee related to borrowings of 0.95%, for an aggregate rate of approximately 5.28% per year.

CAPITALIZATION

        The following table sets forth our actual capitalization at September 30, 2007:

  •
  on a historical basis;

  •
  on a pro forma as adjusted basis to reflect (i) the sale of 2,875,000 shares of common stock at $18.70 per share, in a public offering subsequent to September 30, 2007, and (ii) the application of the net proceeds from such offering, after deducting the underwriting discount and offering expenses payable by us of an aggregate of $3,240,590, to repay an aggregate of $50,521,910 of outstanding borrowings under our line of credit; and

  •
  on a pro forma as further adjusted basis to give effect to (i) the sale of 3,000,000 shares of common stock in this offering at the public offering price of $17.00 per share; and (ii) the application of the net proceeds from the offering, after deducting the underwriting discount and estimated offering expenses payable by us of an aggregate of $3,165,000, to repay an aggregate of $47,835,000 of outstanding borrowings under our line of credit as described in "Use of Proceeds."

	As of September 30, 2007
	Actual	Pro Forma As Adjusted	Pro Forma As Further Adjusted (1)
		(unaudited)	(unaudited)
Assets
Cash and cash equivalents	$8,838,658	$8,838,658	$8,838,658
Borrowings
Borrowings under line of credit	144,440,000	93,918,090	46,083,090
Net Assets
Common stock, $0.001 par value; 50,000,000 shares authorized; 14,762,574 shares issued and outstanding, actual, 17,637,574 shares issued and outstanding, pro forma as adjusted, and 20,637,574 shares issued and outstanding, pro forma as further adjusted	$14,763	$17,638	$20,638
Capital in excess of par value	235,906,665	286,425,700	334,257,700
Notes receivable-officers	(9,230,502)	(9,230,502)	(9,230,502)
Net unrealized depreciation on investments	(5,914,670)	(5,914,670)	(5,914,670)
Unrealized depreciation on derivative	(291,686)	(291,686)	(291,686)
Accumulated undistributed net investment income	474,165	474,165	474,165

Total Net Assets	$220,958,735	$271,480,645	$319,315,645

Total Capitalization	$365,398,735	$365,398,735	$365,398,735

(1)
Assumes no exercise of the underwriters' over-allotment option to purchase 450,000 shares.

UNDERWRITING

        Subject to the terms and conditions of an underwriting agreement dated January 30, 2008, the underwriters named below through their representative, Deutsche Bank Securities Inc., have severally agreed to purchase from us the number of shares of common stock indicated in the following table.

Underwriters	Number of Shares
Deutsche Bank Securities Inc.	1,800,000
Oppenheimer & Co. Inc.	750,000
Robert W. Baird & Co. Incorporated	450,000

Total	3,000,000

        The underwriting agreement provides that the obligation of the underwriters to purchase the shares of common stock offered hereby is subject to certain conditions precedent and that the underwriters will purchase all of the shares of common stock offered by this prospectus supplement, other than those covered by the over-allotment option described below, if any of these shares are purchased.

        The underwriters propose to offer the shares of common stock to the public at the public offering price set forth on the cover of this prospectus supplement. If all the shares are not sold at the public offering price, the underwriters may change the offering price. Any shares sold by the underwriters to securities dealers will be sold at the public offering price less a selling concession not to exceed $0.56 per share. The underwriters may allow, and these selected dealers may re-allow, a concession of not more than $0.10 per share to other brokers and dealers.

        The underwriters have the option to purchase up to 450,000 additional shares of common stock from us at the same price they are paying for the 3,000,000 shares offered hereby. The underwriters may purchase additional shares only to cover over-allotments made in connection with this offering and only within 30 days after the date of this prospectus supplement. The underwriters will offer any additional shares that they purchase on the terms described in the preceding sections.

        The underwriting discount per share is equal to the public offering price per share of common stock less the amount paid by the underwriters to us per share of common stock. These amounts are shown assuming either no exercise or full exercise by the underwriters of the underwriters' over-allotment option:

		Total Fees
	Fee Per Share	Without Exercise of Over-Allotment Option	With Full Exercise of Over-Allotment Option
Underwriting Discount	$0.935	$2,805,000	$3,225,750

        We estimate that the total expenses of this offering, which will be paid by us, excluding the underwriting discount, will be approximately $360,000.

        We have agreed to indemnify the underwriters against some specified types of liabilities, including liabilities under the Securities Act of 1933, as amended, or the Securities Act, and to contribute to payments the underwriters may be required to make in respect of these liabilities.

        We and certain of our executive officers and all of our directors have agreed not to offer, sell, contract to sell or otherwise dispose of, or to engage in certain hedging and derivative transactions with respect to, our common stock for a period of 60 days after the date of this prospectus supplement, without first obtaining the written consent of Deutsche Bank Securities Inc. as representative of the underwriters. This consent may be given at any time without public notice. The 60 day lock-up period will automatically be extended if (1) during the last 17 days of the 60 day lock-up period we issue an earnings release or material news or a material event relating to us occurs, or (2) prior to the expiration of the 60 day lock-up period we announce that we will release earnings results during the 16-day period following the last day of the 60 day lock-up period. Such period will continue until the expiration of the 18-day period beginning on the issuance of the news release or the occurrence of the material news or material event, as applicable, unless the underwriters waive, in writing, such extension.

        The European Union's prospectus directive provides that, in relation to each member state of the European Economic Area that has implemented the prospectus directive (each, a "relevant member state"), from and including the date on which the prospectus directive is implemented in the relevant member state (the "relevant implementation date"), no offeror of securities may make an offer of securities to the public in that relevant member state prior to the publication of a prospectus in relation to such securities that has been approved by the competent authority in that relevant member state or, where appropriate, approved in another relevant member state and notified to the competent authority in that relevant member state, all in accordance with the prospectus directive, except that such offeror may, with effect from and including the relevant implementation date, make an offer of securities to the public in that relevant member state at any time:

  •
  to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

  •
  to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year, (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

  •
  in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to article 3 of the prospectus directive.

        For the purposes of the above, the expression an "offer of securities to the public" in relation to any securities in any member state means the communication in any form and by any means of sufficient information on the terms of the offer and the notes to be offered so as to enable an investor to decide to purchase or subscribe the notes, as the same may be varied in that member state by any measure implementing the prospectus directive in that member state and the expression "prospectus directive" means European Union Directive 2003/71/EC and includes any relevant implementing measure in that member state.

        The underwriters have represented and agreed that (i) they have not offered or sold and, prior to the expiration of the period of six months from the closing date of this offering, will not offer or sell any shares of our common stock to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) they have complied with and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the shares of our common stock in, from or otherwise involving the United Kingdom; and (iii) they have only issued or passed on and will only issue or pass on in the United Kingdom, any document received by it in connection with the issue of the shares of our common stock to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

        No prospectus (including any amendment, supplement or replacement thereto) nor any offering material relating to the shares of common stock described in this prospectus supplement has been submitted to the clearance procedures of the Autorité des Marchés Financiers or by the competent authority of another member state of the European Economic Area and notified to the Autorité des Marchés Financiers. The shares of common stock have not been offered or sold and will not be offered or sold, directly or indirectly, to the public in France. Neither this prospectus supplement, the accompanying prospectus nor any other materials related to the offering or information contained therein relating to the shares of common stock has been or will be released, issued, distributed or caused to be released, issued or distributed to the public in France or used in connection with any offer for subscription or sale of the shares to the public in France. Such offers, sales and distributions will be made in France only

  •
  to qualified investors (investisseurs qualifiés) and/or to a restricted circle of investors (cercle restreint d'investisseurs), in each case investing for their own account, as defined in, and in accordance with, Articles L. 411-2, D. 411-1, D. 411-2, D. 734-1, D. 744-1, D. 754-1 and D. 764-1 of the French Code Monétaire et Financier and applicable regulations thereunder; or

  •
  to investment services providers authorized to engage in portfolio management on behalf of third parties; or

  •
  in a transaction that, in accordance with article L.411-2-II-1°-or-2°-or 3° of the French Code monétaire et Financier and Article 211-2 of the General Regulations (Règlement Général) of the Autorité des Marchés Financiers, does not constitute a public offer (appel public à l'épargne).

        The shares of common stock may be resold directly or indirectly, only in compliance with Articles L.411-1, L.411-2, L.412-1 and L.621-8 through L.621-8-3 of the French Code Monétaire et Financier.

        The shares of common stock described in this prospectus supplement have not been and will not be registered under the Securities and Exchange Law of Japan, or the Securities and Exchange Law, and the underwriter has agreed that it will not offer or sell any shares of our common stock, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

        The units offered by this prospectus have not been approved or disapproved by the Israeli Securities Authority, or the ISA. The units may not be offered or sold, directly or indirectly, to the public in Israel. The ISA has not issued permits, approvals or licenses in connection with the offering of the units or publishing the prospectus; nor has it authenticated the details included herein, confirmed their reliability or completeness, or rendered an opinion as to the quality of the units being offered. Any resale, directly or indirectly, to the public of the units offered by this prospectus is subject to restrictions on transferability and must be effected only in compliance with the Israeli securities laws and regulations.

        The representative of the underwriters has advised us that the underwriters do not intend to confirm sales to any account over which they exercise discretionary authority.

        In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include stabilizing transactions, short sales and purchases to cover positions created by short sales and stabilizing transactions.

        Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in this offering. Covered short sales are sales made in an amount not greater than the underwriters' over-allotment option to purchase additional shares in this offering. The underwriters may close out any covered short position by either exercising their over-allotment option or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

        Naked short sales are sales in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned there may be downward pressure on the price of shares in the open market prior to the completion of this offering.

        Stabilizing transactions consist of various bids for or purchases of our common stock made by the underwriters in the open market prior to the completion of this offering.

        Purchases to cover a short position and stabilizing transactions may have the effect of preventing or slowing a decline in the market price of our common stock. Additionally, these purchases may stabilize, maintain or otherwise affect the market price for our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the Nasdaq Global Select Market, in the over-the-counter market or otherwise. These transactions may include stabilization transactions effected in accordance with Rule 104 of Regulation M promulgated by the SEC pursuant to which these persons may bid for or purchase securities for the purpose of stabilizing their market price.

        In the ordinary course of business, the underwriters or their affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, us and our affiliates, for which they have received or may receive customary fees and expenses.

        Through our wholly-owned subsidiary, Gladstone Business Loan, LLC, we have a $220 million revolving credit facility (the "DB Facility") with Deutsche Bank AG, an affiliate of one of our underwriters, as administrative agent. The DB Facility is scheduled to mature on May 23, 2008 and, as of January 24, 2008, was accruing interest at a rate of 4.33%, plus an additional fee related to borrowings of 0.95%, for an aggregate rate of approximately 5.28% per year. We expect to use all of the net proceeds of this offering to repay amounts outstanding under the DB Facility.

        This offering is being conducted in compliance with Rule 2810 of the Conduct Rules of the National Association of Securities Dealers, Inc.

        The principal business addresses of the underwriters are: Deutsche Bank Securities Inc., 60 Wall Street, New York, NY 10005; Oppenheimer & Co. Inc., 125 Broad Street, New York, NY 10004; and Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, WI 53202.

LEGAL MATTERS

        The validity of the issuance of the common stock offered hereby will be passed upon for us by Cooley Godward Kronish LLP, Reston, Virginia. The validity of the shares of common stock offered hereby will be passed upon for the underwriters by Bass, Berry & Sims PLC, Memphis, Tennessee.

EXPERTS

        The financial statements as of September 30, 2007 and 2006 and for each of the three years in the period ended September 30, 2007 and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) as of September 30, 2007 included in the accompanying prospectus and the senior securities data included in the consolidated selected financial data included in the accompanying prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

        We have filed with the SEC a Registration Statement on Form N-2 under the Securities Act with respect to the securities offered by this prospectus supplement. This prospectus supplement and the accompanying prospectus, which are a part of the registration statement, do not contain all of the information in the registration statement, including amendments, exhibits and schedules thereto. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance we refer you to the copy of the contract or other document filed, or incorporated by reference, as an exhibit to the registration statement, and each such statement is qualified in all respects by this reference.

        We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. Such reports, proxy statements and other information, as well as the registration statement of which this prospectus supplement and the accompanying prospectus are a part and the exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-202-551-8090. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on The Nasdaq Global Select Market and our corporate website is located at http://www.gladstonecapital.com. The information contained on, or accessible through, our website is not a part of this prospectus supplement.

        We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

        We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See "Experts" in the accompanying prospectus for more information.

FORWARD-LOOKING STATEMENTS

        All statements contained herein, other than historical facts, may constitute "forward-looking statements." These statements may relate to, among other things, future events or our future performance or financial condition.

        These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "believe," "will," "provided," "anticipate," "future," "could," "growth," "plan," "intend," "expect," "should," "would," "if," "seek," "possible," "potential," "likely" or the negative of such terms or comparable terminology. These forward- looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) adverse changes in interest rates; (2) our failure or inability to establish or maintain referral arrangements with leveraged buyout funds and venture capital funds to generate loan opportunities; (3) the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker, or George Stelljes III; (4) our inability to extend, refinance, or maintain our credit facilities on terms reasonably acceptable to us, if at all, in future equity capital resources; (5) our inability to successfully securitize our loan portfolio on terms reasonably acceptable to us, if at all; (6) the decision of our competitors to aggressively seek to make senior and subordinated loans to small and medium-sized businesses on terms more favorable than we intend to provide; and (7) those factors listed under the caption "Risk Factors" in the accompanying prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement.

PROSPECTUS

GLADSTONE CAPITAL CORPORATION

$300,000,000

COMMON STOCK
DEBT SECURITIES

        We may offer, from time to time, up to $300 million aggregate initial offering price of our common stock, $0.001 par value per share, or debt securities, which we refer to in this prospectus collectively as our Securities, in one or more offerings. The Securities may be offered at prices and on terms to be set forth in one or more supplements to this prospectus. In the case of our common stock, the offering price per share, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time we make the offering. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

        Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The Nasdaq Global Select Market under the symbol "GLAD." As of January 22, 2008, the last reported sales price for our common stock was $17.51.

        This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

        An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled "Risk Factors," which begins on page 9. Shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss of purchasers of our Securities. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

        The Securities being offered have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

January 23, 2008

        We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

PROSPECTUS SUMMARY

        The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred. Except where the context suggests otherwise, the terms "we," "us," "our," the "Company" and "Gladstone Capital" refer to Gladstone Capital Corporation; "Adviser" refers to Gladstone Management Corporation; "Administrator" refers to Gladstone Administration, LLC; "Gladstone Commercial" refers to Gladstone Commercial Corporation, "Gladstone Investment" refers to Gladstone Investment Corporation; and "Gladstone Companies" refers to our Adviser and its affiliated companies.

GLADSTONE CAPITAL CORPORATION

General

        We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. We seek to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are substantially owned by leveraged buyout funds, venture capital funds, individual investors or are family-owned businesses. In addition, we may acquire existing loans, which meet this profile from leveraged buyout funds, venture capital funds and others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, which we refer to in this prospectus as the 1940 Act.

        We seek to invest in small and medium-sized private U.S. businesses that meet certain criteria, including some but not all of the following: the potential for growth in cash flow, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, profitable operations based on the borrower's cash flow, reasonable capitalization of the borrower (usually by leveraged buyout funds or venture capital funds) and the potential to realize appreciation and gain liquidity in our equity positions, if any. We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the borrower, a public offering of the borrower's stock or by exercising our right to require the borrower to repurchase our warrants, though there can be no assurance that we will always have these rights. We seek to lend to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control. Our loans typically range from $5 million to $15 million, although this investment size may vary proportionately as the size of our capital base changes, generally mature in no more than seven years and accrue interest at a fixed or variable rate that exceeds the prime rate.

Our Investment Adviser and Administrator

        Our Adviser and affiliate, Gladstone Management Corporation, is our external investment adviser and is led by a management team which has extensive experience in our lines of business. Our Adviser also has a wholly-owned subsidiary, Gladstone Administration, LLC (our Administrator), which employs our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs. All of our executive officers are officers or directors, or both, of our Adviser and our Administrator.

        Our Adviser and Administrator also provide investment advisory and administrative services to our affiliates Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Investment, a publicly traded business development company; and Gladstone Land Corporation, a private agricultural real estate company. All of our directors and executive officers serve as either directors or executive officers, or both, of Gladstone Commercial and Gladstone Investment. In the future, our Adviser may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

        We have been externally managed by our Adviser since October 1, 2004. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Our Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, DC, and our Adviser also has offices in the states of New York, Illinois, Pennsylvania, New Jersey, Texas and Washington.

Our Investment Objectives and Our Strategy

        We seek to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are substantially owned by leveraged buyout funds, venture capital funds, individual investors or are family-owned businesses. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. We seek to invest primarily in three categories of debt of private companies:

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  Senior Subordinated Notes.      We seek to invest a portion of our assets in senior subordinated notes. Holders of senior subordinated notes are subordinated to the rights of holders of senior debt in their right to receive principal and interest payments or, in the case of last out tranches of senior debt, liquidation proceeds from the borrower. As a result, senior subordinated notes are riskier than senior notes. Although such loans are sometimes secured by significant collateral, the lender is largely dependent on the borrower's cash flow for repayment. Additionally, lenders may receive warrants to acquire shares of stock in borrowers or other yield enhancements in connection with these loans. Senior subordinated notes include second lien loans and syndicated second lien loans.

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  Senior Notes.      We seek to invest a portion of our assets in senior notes of borrowers. Using its assets and cash flow as collateral, the borrower typically uses senior notes to cover a substantial portion of the funding needed to operate. Senior lenders are exposed to the least risk of all providers of debt because they command a senior position with respect to scheduled interest and principal payments. However, unlike senior subordinated and junior subordinated lenders, these senior lenders typically do not receive any stock, warrants to purchase stock of the borrowers or other yield enhancements. As such, they generally do not participate in the equity appreciation of the value of the business. Senior notes may include revolving lines of credit, senior term loans, senior syndicated loans and senior last-out tranche loans.

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  Junior Subordinated Notes.      We also seek to invest a small portion of our assets in junior subordinated notes. Holders of junior subordinated notes are subordinated to the rights of the holders of senior debt and senior subordinated debt in their rights to receive principal and interest payments from the borrower. The risk profile of junior subordinated notes is high, which permits the junior subordinated lender to obtain higher interest rates and more equity and equity-like compensation.

THE OFFERING

        We may offer, from time to time, up to $300,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of offering of our common stock in any offering, the offering price per share, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the Securities and Exchange Commission, or SEC, may permit.

        Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

        Set forth below is additional information regarding the offering of our Securities:

The Nasdaq Global Select Market Symbol	GLAD
Use of Proceeds
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities for general corporate purposes. We expect the proceeds to be used first to pay down existing short-term debt, then to make investments in small and medium sized businesses in accordance with our investment objectives, and any remaining proceeds to be used for other general corporate purposes. See "Use of Proceeds."
Dividends and Distributions
We have paid monthly dividends to the holders of our common stock and intend to continue to do so. The amount of the monthly dividends is determined by our Board of Directors on a quarterly basis and is based on our estimate of our annual investment company taxable income and net short-term taxable capital gains. See "Price Range of Common Stock and Distributions." Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of securities will likely pay distributions in accordance with their terms.

Taxation
We intend to continue to elect to be treated for federal income tax purposes as a regulated investment company, which we refer to as a RIC. Accordingly, we generally will pay no corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See "Price Range of Common Stock and Distributions."
Trading at a Discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
Certain Anti-Takeover Provisions
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Maryland law and other measures we have adopted. See "Certain Provisions of Maryland Law and of Our Articles of Incorporation and Bylaws."
Dividend Reinvestment Plan
We have a dividend reinvestment plan for our stockholders. This is an "opt in" dividend reinvestment plan, meaning that stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Stockholders who do not so elect will receive their dividends in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan."
Management Arrangements
Gladstone Management Corporation serves as our investment adviser, and Gladstone Administration, LLC serves serve as our administrator. We have entered into a license agreement with our Adviser, pursuant to which our Adviser has agreed to grant us a non-exclusive license to use the name "Gladstone" and the Diamond G logo. For a description of our Adviser, our Administrator, the Gladstone Companies and our contractual arrangements with our Adviser and our Administrator, see "Management—Certain Transactions—Advisory and Administration Agreements," "Management—Certain Transactions—Loan Servicing Agreement," and "Management—Certain Transactions—License Agreement."

Fees and Expenses

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "us" or "Gladstone Capital," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Capital. The following percentages were calculated based on net assets as of September 30, 2007.

Current
Stockholder Transaction Expenses
Sales load (as a percentage of offering price)	—%
Dividend reinvestment plan expenses(1)	None
Estimated annual expenses (as a percentage of net assets attributable to common stock)
Management fees(2)	3.25%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(3)	2.09%
Interest Payments on Borrowed Funds(4)	3.39%
Other expenses	1.03%
Total annual expenses(2)(5)	9.76%

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$76	$221	$359	$672

        While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Additionally, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses and unrealized capital depreciation) on our investments, nor do we expect to realize positive capital gains in the foreseeable future. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of the above example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments. Additionally, because we have not historically realized positive capital gains (computed net of all realized capital losses and unrealized capital depreciation) on our investments, we have assumed that we will not trigger the payment of any capital gains-based incentive fee in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors after such expenses, would be higher than reflected in the example. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

        This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt and incentive fees, if any, and other expenses) may be greater or less than those shown. As noted in the Fees and Expenses table above, we estimate that annual incentive fees payable under the investment advisory and management agreement will be 2.09% of net assets attributable to common stock.

(1)
The expenses of the reinvestment plan are included in stock record expenses, a component of "Other expenses." We do not have a cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan" for information on the dividend reinvestment plan.

(2)
Our annual base management fee is 2.0% (0.5% quarterly) of our average gross assets, which is defined as total assets of Gladstone Capital, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents pledged to creditors. See "Management—Advisory and Administration Agreements" and footnote 3 below.

(3)
The incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate, subject to a "catch-up" provision measured as of the end of each calendar quarter. The "catch-up" provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide our Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 2 above). For purposes of this computation, the aggregate gross amount of the September 30, 2007 fee, exclusive of any credits, was used to determine the percentage the fee represents of net assets. After giving effect to credits against the incentive fee, the incentive fee was 0.35% of net assets as of September 30, 2007. There can be no assurance that our Adviser will give any credits against the incentive fee in the future. The capital gains-based portion of the fee did not have an effect on the incentive fee for purposes of this calculation since we have not realized overall net capital gains to date.

  Examples of how the incentive fee would be calculated (exclusive of any credits) are as follows:

  •
  Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

  •
  Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

    = 100% × (2.00% – 1.75%)

    = 0.25%

  •
  Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

    = (100% × ("catch-up": 2.1875% – 1.75%)) + (20% × (2.30% – 2.1875%))

    = (100% × 0.4375%) + (20% × 0.1125%)

    = 0.4375% + 0.0225%

    = 0.46%

  •
  Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

    = 20% × (6% – 1%)

    = 20% × 5%

    = 1%

  For a more detailed discussion of the calculation of the two-part incentive fee, see "Management—Advisory and Administration Agreements."

(4)
We have entered into a revolving credit facility, under which our borrowing capacity is $220 million. We have drawn down on this credit facility and we expect to borrow additional funds in the future up to an amount so that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of our senior securities. Assuming that we borrowed $220 million at an interest rate of 4.33% plus an additional fee related to borrowings of 0.95%, for an aggregate rate of 5.28%, interest payments on borrowed funds would have been 5.26% of our net assets as of September 30, 2007.

(5)
Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the administration agreement. See "Management—Certain Transactions—Advisory and Administration Agreements."

ADDITIONAL INFORMATION

        We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto, contained in the registration statement.

        We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-202-551-8090. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on The Nasdaq Global Select Market and our corporate website is located at http://www.gladstonecapital.com. The information contained on, or accessible through, our website is not a part of this prospectus.

        We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

        We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See "Experts."

RISK FACTORS

        You should carefully consider the risks described below and all other information provided and incorporated by reference in this prospectus (or any prospectus supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

        If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Securities could decline, and you may lose all or part of your investment.

We are dependent upon our key management personnel and the key management personnel of our Adviser, particularly David Gladstone, George Stelljes III and Terry Lee Brubaker, and on the continued operations of our Adviser, for our future success.

        We have no employees. Our chief executive officer, chief operating officer, chief investment officer and chief financial officer, and the employees of our Adviser, do not spend all of their time managing our activities and our investment portfolio. We are particularly dependent upon David Gladstone, George Stelljes III and Terry Lee Brubaker in this regard. Our executive officers and the employees of our Adviser allocate some, and in some cases a material portion, of their time to businesses and activities that are not related to our business. We have no separate facilities and are completely reliant on our Adviser, which has significant discretion as to the implementation and execution of our business strategies and risk management practices. We are subject to the risk of discontinuation of our Adviser's operations or termination of the investment advisory agreement and the risk that, upon such event, no suitable replacement will be found. We believe that our success depends to a significant extent upon our Adviser and that discontinuation of its operations could have a material adverse effect on our ability to achieve our investment objectives.

Our incentive fee may induce our Adviser to make certain investments, including speculative investments.

        The management compensation structure that has been implemented under an amended and restated investment advisory agreement, which we refer to as the Amended Advisory Agreement, with our Adviser may cause our Adviser to invest in high risk investments or take other risks. In addition to its management fee, our Adviser is entitled under the Amended Advisory Agreement to receive incentive compensation based in part upon our achievement of specified levels of income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may lead our Adviser to place undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity, or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. This could result in increased risk to the value of our investment portfolio.

We may be obligated to pay our Adviser incentive compensation even if we incur a loss.

        On October 1, 2006, the Amended Advisory Agreement became effective and entitles our Adviser to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

For additional information on incentive compensation under the Amended Advisory Agreement with our Adviser, see "Business—Investment Advisory and Administration Agreements—Management services and fees under the amended and restated investment advisory agreement."

Our Adviser's failure to identify and invest in securities that meet our investment criteria or perform its responsibilities under the Amended Advisory Agreement may adversely affect our ability for future growth.

        Our ability to achieve our investment objectives will depend on our ability to grow, which in turn will depend on our Adviser's ability to identify and invest in securities that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of our Adviser's structuring of the investment process, its ability to provide competent and efficient services to us, and our access to financing on acceptable terms. The senior management team of our Adviser has substantial responsibilities under the Amended Advisory Agreement. In order to grow, our Adviser will need to hire, train supervise and manage new employees successfully. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

        A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately owned businesses. We compete with a large number of private equity funds, leveraged buyout funds and venture capital funds, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. Furthermore, many of our potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to fully invest our available capital.

Our business model is dependent upon developing and sustaining strong referral relationships with leveraged buyout funds, venture capital funds and other intermediaries.

        We are dependent upon informal relationships with leveraged buyout funds, venture capital funds, and traditional lending institutions to provide us with deal flow. If we fail to maintain our relationship with such funds or institutions, or if we fail to establish strong referral relationships with other funds, we will not be able to grow our portfolio of loans and fully execute our business plan.

Our loans to small and medium-sized borrowers are extremely risky and you could lose all or a part of your investment.

        Loans to small and medium-sized borrowers are subject to a number of significant risks including the following:

  •
  Small and medium-sized businesses may have limited financial resources and may not be able to repay the loans we make to them.    Our strategy includes providing financing to borrowers that typically is not readily available to them. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the borrowers to repay their loans to us upon maturity. A borrower's ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower's financial condition and prospects usually will be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained from the borrower's management. Although we will sometimes seek to be the senior, secured lender to a borrower, in most of our loans we expect to be subordinated to a senior lender, and our interest in any collateral would, accordingly, likely be subordinate to another lender's security interest.

  •
  Small and medium-sized businesses typically have narrower product lines and smaller market shares than large businesses.    Because our target borrowers are smaller businesses, they will tend to be more vulnerable to competitors' actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

  •
  There is generally little or no publicly available information about these businesses.     Because we seek to make loans to privately owned businesses, there is generally little or no publicly available operating and financial information about our potential borrowers. As a result, we rely on our officers, our Adviser and its employees and consultants to perform due diligence investigations of these borrowers, their operations and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigations.

  •
  Small and medium-sized businesses generally have less predictable operating results.     We expect that our borrowers may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders. A borrower's failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower's ability to repay our loan would be jeopardized.

  •
  Small and medium-sized businesses are more likely to be dependent on one or two persons.  Typically, the success of a small or medium-sized business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

  •
  Small and medium-sized businesses are likely to have greater exposure to economic downturns than larger businesses.    We expect that our borrowers will have fewer resources than larger businesses and an economic downturn is more likely to have a material adverse effect on them. If one of our borrowers is adversely impacted by an economic downturn, its ability to repay our loan would be diminished.

  •
  Small and medium-sized businesses may have limited operating histories.    While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Borrowers with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

We may not realize gains from our equity investments and other yield enhancements.

        When we make a subordinated loan, we may receive warrants to purchase stock issued by the borrower or other yield enhancements, such as success fees (conditional interest). Our goal is to ultimately dispose of these equity interests and realize gains upon our disposition of such interests. We expect that, over time, the gains we realize on these warrants and other yield enhancements will offset any losses we experience on loan defaults. However, any warrants we receive may not appreciate in value and, in fact, may decline in value and any other yield enhancements, such as success fees, may not be realized. Accordingly, we may not be able to realize gains from our equity interests or other yield enhancements and any gains we do recognize may not be sufficient to offset losses we experience on our loan portfolio.

Because a large percentage of the loans we make and equity securities we receive when we make loans are not publicly traded, there is uncertainty in the value of our privately held securities that could adversely affect our determination of our net asset value.

        A large percentage of our portfolio investments are, and will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. Our Board of Directors has established a valuation policy and consistently applied valuation procedures used to determine the fair value of these securities quarterly. These procedures for the determination of value of many of our debt securities rely on the opinions of value submitted to us by Standard and Poor's Securities Evaluations, Inc., or SPSE. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and SPSE may decline to make requested evaluations for any reason in its sole discretion. However, to date, SPSE has accepted each of our requests for evaluation.

        Our procedures also include provisions whereby our Adviser will establish the fair value of any equity securities we may hold where market quotations are not readily available and SPSE is unable to provide evaluations. The types of factors that may be considered in determining the fair value of our debt and equity investments include some or all of the following: the nature and realizable value of any collateral, the portfolio company's earnings and cash flows and its ability to make payments on its obligations, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, and other relevant factors. Because such valuations, particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that might have resulted from a readily available market for these securities.

        A small portion of our assets are, and will continue to be, comprised of equity securities that are valued based on internal assessment, using our own, Board of Directors' approved valuation methods, without the input of SPSE or any other third-party evaluator. We believe that our equity valuation methods reflect those regularly used as standards by other professionals in our industry who value equity securities. However, determination of fair value for securities that are not publicly traded, whether or not we use the recommendations of an independent third-party evaluator, necessarily involves the exercise of subjective judgment. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities. For more information concerning our investment valuation procedures, see "Business—Our Investment Strategy" and "Business—Valuation Process."

The lack of liquidity of our privately held investments may adversely affect our business.

        Most of our investments presently consist of, and will continue to consist of, loans and warrants acquired in private transactions directly from borrowers or from the originators of loans to such borrowers. Substantially all of the investments we presently hold are, and the investments we expect to acquire in the future will be, subject to restrictions on resale, including, in some instances, legal restrictions, or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to quickly obtain cash equal to the value at which we record our investments if the need arises. This could cause us to miss important business opportunities. In addition, if we are required to quickly liquidate all or a portion of our portfolio, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Adviser, or our respective officers, employees or affiliates have material non-public information regarding such portfolio company.

        Due to the uncertainty inherent in valuing these securities, our determinations of fair value may differ materially from the values that would exist if a ready market for these securities existed. Our net asset value could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that we ultimately realize on our disposal of such securities.

Our portfolio is concentrated in a limited number of companies and industries, which subjects us to an increased risk of significant loss if any one of these companies does not repay us or if the industries experience downturns.

        As of September 30, 2007 we had loans outstanding to 56 portfolio companies. A consequence of a limited number of investments is that the aggregate returns we realize may be substantially adversely affected by the unfavorable performance of a small number of such loans or a substantial writedown of any one investment. Beyond our regulatory and income tax diversification requirements, we do not have fixed guidelines for industry concentration and our investments could potentially be concentrated in relatively few industries. In addition, while we do not intend to invest 25% or more of our total assets in a particular industry or group of industries at the time of investment, it is possible that as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25% of the value of our total assets. As a result, a downturn in an industry in which we have made multiple loans could have a materially adverse effect on us.

When we are a debt or minority equity investor in a portfolio company, which we expect will generally be the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

        We anticipate that most of our investments will continue to be either debt or minority equity investments in our portfolio companies. Therefore, we are and will remain subject to risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our best interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings. In addition, we will generally not be in a position to control any portfolio company by investing in its debt securities.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        We invest primarily in debt securities issued by our portfolio companies. In some cases portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest and principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

Our business plan is dependent upon external financing which may expose us to risks associated with leverage.

        Our business requires a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

  •
  Senior Securities.    We intend to issue debt securities, other evidences of indebtedness (including borrowings under our line of credit) and possibly preferred stock, up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a business development company, to issue debt securities and preferred stock, to which we refer collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. As a result of issuing senior securities, we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is not at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders.

  •
  Common Stock.    Because we are constrained in our ability to issue debt for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock or debt securities convertible into or exchangeable for our common stock, the percentage ownership of our stockholders at the time of the issuance would decrease and they may experience dilution. In addition, any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

  •
  Securitization.    In addition to issuing securities to raise capital as described above, we anticipate that in the future we will securitize our loans to generate cash for funding new investments. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and impact our profitability. Moreover, successful securitization of our loan portfolio might expose us to losses as the loans in which we do not plan to sell interests will be those that are riskier and more apt to generate losses.

A change in interest rates may adversely affect our profitability and our hedging strategy may expose us to additional risks.

        We anticipate using a combination of equity and long-term and short-term borrowings to finance our lending activities. As a result, a portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. Certain of our borrowings may be at fixed rates and others at variable rates. Ultimately, we expect approximately 20% of the loans in our portfolio to be at fixed rates and approximately 80% to be at variable rates determined on the basis of a benchmark prime rate. As of September 30, 2007, our portfolio had approximately 54%

of the total of the loan cost value at variable rates with a floor, approximately 2% of the total loan cost value at variable rates with a floor and ceiling, approximately 1% of the total loan cost value at fixed rates and the remaining 43% at variable rates. Pursuant to our initial line of credit, we agreed to enter into an interest rate cap agreement, which is our only hedging transaction to date. In the event that we securitize a portion of our loan portfolio in the future, we believe that we will likely be required to enter into similar arrangements with respect to the securitized loans. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

Our credit facility imposes certain limitations on us.

        We will have a continuing need for capital to finance our loans. In order to maintain RIC status, we will be required to distribute to our stockholders at least 90% of our ordinary income and short-term capital gains on an annual basis. Accordingly, such earnings will not be available to fund additional loans. Therefore, we are party to a credit agreement arranged by Deutsche Bank AG as the structuring agent. The agreement provides us with a revolving credit line facility of $220 million. In the future, borrowings outstanding on the credit line facility may be repaid with the proceeds we may receive from securitizing some or all of the loans in our portfolio for long-term funding. The line of credit facility will permit us to fund additional loans and investments as long as we are within the conditions set out in the credit agreement.

        As a result of the line of credit facility, we are subject to certain limitations on the type of loan investments we make, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, and average life. Our failure to satisfy these limitations could result in foreclosure by our lenders which would have a material adverse effect on our business, financial condition and results of operations.

Our investments are typically long term and will require several years to realize liquidation events.

        Since we generally intend to make five to seven year term loans and hold our loans and related warrants or other yield enhancements until the loans mature, you should not expect realization events, if any, to occur over the near term. In addition, we expect that any warrants or other yield enhancements that we receive when we make loans may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur.

Prepayments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

        In addition to risks associated with delays in investing our capital, we are also subject to the risk that investments that we make in our portfolio companies may be repaid prior to maturity. We will first use any proceeds from prepayments to repay any borrowings outstanding on our line of credit. In the event that funds remain after repayment of our outstanding borrowings, then we will generally reinvest these proceeds in government securities, pending their future investment in new debt securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification.

        To maintain our qualification as a RIC, we must meet income source, asset diversification and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. Because we use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create "original issue discount," which we must recognize as ordinary income, increasing the amounts we are required to distribute to maintain RIC status. Because such warrants will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we will need to use cash from other sources to satisfy such distribution requirements. The asset diversification requirements must be met at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see "Business—Competitive Advantages—Leverage" and "Material U.S. Federal Income Tax Considerations—Regulated Investment Company Status."

There are significant potential conflicts of interest which could impact our investment returns.

        Our executive officers and directors, and the officers and directors of our Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is the chairman of the board and chief executive officer of our Adviser, Gladstone Investment and Gladstone Commercial. In addition, Mr. Brubaker, our vice chairman, chief operating officer and secretary is the vice chairman, chief operating officer and secretary of our Adviser, Gladstone Investment and Gladstone Commercial. Mr. Stelljes, our president and chief investment officer, is also the president and chief investment officer of our Adviser, Gladstone Investment and Gladstone Commercial. Moreover, our Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with those of ours and accordingly may invest in, whether principally or secondarily, asset classes similar to those we targeted. While our Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, our Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Gladstone affiliate with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of our Adviser may face conflicts in the allocation of investment opportunities to other entities managed by our Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other members of the Gladstone Companies or investment funds managed by investment managers affiliated with our Adviser.

        In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. As of September 30, 2007, our Board of Directors has approved the following types of co-investment transactions:

  •
  Our affiliate, Gladstone Commercial, may lease property to portfolio companies that we do not control under certain circumstances. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

  •
  We may invest simultaneously with our affiliate Gladstone Investment in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

        In this regard, our Adviser has implemented allocation procedures designed to ensure the fair and equitable treatment among the funds it manages.

        Certain of our officers, who are also officers of our Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to all shareholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

        In the course of our investing activities, we will pay management and incentive fees to our Adviser and will reimburse our Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a "gross" basis and receive distributions on a "net" basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of our Adviser has interests that differ from those of our stockholders, giving rise to a conflict.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

        We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business. For additional information regarding the regulations to which we are subject, see "Regulation as a Business Development Company" and "Material U.S. Federal Income Tax Considerations—Regulated Investment Company Status."

We may experience fluctuation in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors including, among others, the interest rates payable on our debt securities, variations in and the timing of the recognition of realized and unrealized gains or losses, the level of our expenses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There is a risk that you may not receive dividends or that our dividends may not grow over time.

        Our current intention is to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on a quarterly basis. We expect to retain net realized long-term capital gains to supplement our equity capital and support the growth of our portfolio, although our Board of Directors may determine in certain cases to distribute these gains. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions.

Provisions of our articles of incorporation and bylaws could deter takeover attempts and adversely impact the price of our shares.

        Our articles of incorporation and bylaws and the Maryland General Corporation Law contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. The existence of these provisions may negatively impact the price of our shares and may discourage third-party bids. These provisions may reduce any premiums paid to you for our shares. Furthermore, we are subject to Section 3-602 of the Maryland General Corporation Law which governs business combinations with interested stockholders and could delay or prevent a change in control. In addition, our Board of Directors is elected in staggered terms which makes it more difficult for a hostile bidder to acquire control of us.

The market price of our shares may fluctuate significantly.

        The market price and marketability of our shares may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

  •
  price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

  •
  significant volatility in the market price and trading volume of shares of RICs, business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

  •
  loss of business development company status;

  •
  loss of RIC status;

  •
  changes in our earnings or variations in our operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in our revenue or net income or any increase in losses from levels expected by securities analysts;

  •
  departure of key personnel;

  •
  operating performance of companies comparable to us;

  •
  short-selling pressure with respect to our shares or business development companies generally;

  •
  general economic trends and other external factors; and

  •
  loss of a major funding source.

        Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital.

Our Adviser is not obligated to provide a waiver of the incentive fee, which could negatively impact our earnings and our ability to maintain our current level of, or increase, distributions to our stockholders.

        On October 1, 2006, we implemented the Amended Advisory Agreement with our Adviser. In addition to providing for a base management fee based on our total assets, this agreement contemplates a quarterly incentive fee based on our pre-incentive fee net investment income and an annual incentive fee based on our capital gains, if any. Our Adviser has the ability to issue a full or partial waiver of the incentive fee for current and future periods, and has issued such a waiver for each quarter of our 2007 fiscal year and the first two quarters of our 2008 fiscal year. However, our Adviser is not required to issue this waiver. If our Adviser does not issue this waiver in future quarters, it could negatively impact our earnings and may compromise our ability to maintain our current level of, or increase, distributions to our stockholders, which could have a material adverse impact on our stock price.

Shares of closed-end investment companies frequently trade at a discount from net asset value.

        Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our net asset value per share will decline. Although shares of our common stock have historically traded at a premium to net asset value, there can be no guarantee that they will continue to do so.

Terrorist attacks, acts of war or national disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial conditions.

        Terrorist acts, acts of war or national disasters have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or national disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and national disasters are generally uninsurable.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        All statements contained or incorporated by reference in this prospectus or any accompanying prospectus summary, other than historical facts, may constitute "forward-looking statements". These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "believe," "will," "provided," "anticipate," "future," "could," "growth," "plan," "intend," "expect," "should," "would," "if," "seek," "possible," "potential," "likely" or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) adverse changes in interest rates; (2) our failure or inability to establish or maintain referral arrangements with leveraged buyout funds and venture capital funds to generate loan opportunities; (3) the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker, or George Stelljes III; (4) our inability to extend, refinance, or maintain our credit facility on terms reasonably acceptable to us, if at all, in future equity capital resources; (5) our inability to successfully securitize our loan portfolio on terms reasonably acceptable to us, if at all; (6) the decision of our competitors to aggressively seek to make senior and subordinated loans to small and medium-sized businesses on terms more favorable than we intend to provide; and (7) those factors described in the "Risk Factors" section of this prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus.

USE OF PROCEEDS

        Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities for general corporate purposes. We expect the proceeds to be used first to pay down existing short-term debt, then to make investments in small and medium sized businesses in accordance with our investment objectives, and any remaining proceeds to be used for other general corporate purposes. Indebtedness under our credit line facility currently accrues interest at the rate of approximately 4.33% and matures on May 23, 2008. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        We have distributed and currently intend to distribute in the form of cash dividends, a minimum of 90% of our ordinary income and short-term capital gains, if any, on a quarterly basis to our stockholders in the form of monthly dividends. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each dividend when declared while the actual tax characteristics of dividends are reported annually to each stockholder on Form 1099 DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our Dividend Reinvestment Plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our Dividend Reinvestment Plan on the stockholder's behalf. See "Risk Factors—We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification;" "Dividend Reinvestment Plan;" and "Material U.S. Federal Income Tax Considerations."

        Our common stock is quoted on The Nasdaq Global Select Market under the symbol "GLAD." Our common stock has historically traded at prices above its net asset value. There can be no assurance, however, that any premium to net asset value will be maintained. As of January 18, 2008, we had 79 stockholders of record. The following table sets forth the range of high and low sales prices of our common stock as reported on The Nasdaq Global Select Market (for periods prior to July 1, 2006, The Nasdaq National Market) and the dividends declared by us for the last two completed fiscal years and the current fiscal year through January 18, 2008.

			Closing Price
	Net Asset Value Per Share(1)				Premium of High to Net Asset Value(2)	Premium of Low to Net Asset Value(2)	Dividends Declared
			High	Low
FY 2006
First Quarter		$13.74	$23.68	$20.36	72%	48%	$0.405
Second Quarter		$13.84	$22.42	$19.96	62%	44%	$0.405
Third Quarter		$13.95	$23.50	$20.79	68%	49%	$0.405
Fourth Quarter		$14.02	$23.08	$21.10	65%	51%	$0.420
FY 2007
First Quarter		$13.88	$25.21	$21.96	82%	58%	$0.420
Second Quarter		$13.82	$24.24	$21.24	75%	54%	$0.420
Third Quarter		$15.11	$24.60	$21.44	63%	42%	$0.420
Fourth Quarter		$14.97	$21.66	$17.94	45%	20%	$0.420
FY 2008
First Quarter	$	*	$20.62	$17.01	*	*	$0.420
Second Quarter (through January 18, 2008)	$	*	$18.69	$16.40	*	*	$0.420

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. The net asset values shown are based on outstanding shares at the end of each period.

(2)
The premiums set forth in these columns represent the high or low, as applicable, closing price per share for the relevant quarter minus the net asset value per share as of the end of such quarter, and therefore may not reflect the premium to net asset value per share on the date of the high and low closing prices.

*
Not available.

CONSOLIDATED SELECTED FINANCIAL DATA
(in thousands, except per share data)

        The following consolidated selected financial data as of September 30, 2007 and 2006 and for the years ended September 30, 2007, 2006 and 2005 is derived from our audited consolidated financial statements included in this prospectus. The consolidated selected financial data as of September 30, 2005, 2004 and 2003 and for the years ended September 30, 2004 and 2003 is derived from our audited consolidated financial statements that are not included in this prospectus. You should read this data together with our consolidated financial statements and notes thereto presented elsewhere in this prospectus and the information under "Management's Discussion and Analysis of Financial Condition and Results of Operations" for more information.

	Year Ended September 30,
	2007	2006	2005	2004	2003
Total Investment Income	$36,686,519	$26,899,846	$23,949,759	$20,395,968	$15,154,874
Total Expenses	$14,425,963	$7,447,349	$6,454,336	$7,103,193	$3,858,953
Net Investment Income	$22,260,556	$19,350,580	$17,286,145	$13,292,775	$11,295,921
Net (Loss) Gain on Investments	$(7,308,552)	$5,079,655	$(1,795,463)	$(2,722,485)	$(222,340)
Net Increase in Net Assets Resulting from Operations	$14,952,004	$24,430,235	$15,490,682	$10,570,290	$11,073,581
Per Share Data(1):
Net Increase in Net Assets Resulting from Operations:
Basic	$1.13	$2.15	$1.37	$1.05	$1.10
Diluted	$1.13	$2.10	$1.33	$1.02	$1.09
Cash Distributions Declared per Share	$1.68	$1.64	$1.52	$1.37	$1.10
Statement of Assets and Liabilities Data:
Total Assets	$367,729,138	$225,783,215	$205,793,094	$215,333,727	$214,566,663
Net Assets	$220,958,735	$172,570,487	$151,610,683	$152,226,655	$130,802,382
Net Asset Value Per Share	$14.97	$14.02	$13.41	$13.50	$12.97
Common Shares Outstanding at Year End	14,762,574	12,305,008	11,303,510	11,278,510	10,081,844
Senior Securities Data:
Borrowings under line of credit(2)	$144,440,000	$49,993,000	$53,034,064	$40,743,547	$—
Repurchase agreement	$—	$—	$—	$21,345,997	$78,449,000
Asset coverage ratio(3)	253%	445%	386%	345%	267%
Asset coverage per unit(4)	$2,530	$4,452	$3,859	$3,452	$2,667
Other Data:
Number of Portfolio Companies at Period End	56	32	28	16	11
Principal Amount of Loan Originations	$261,700,222	$135,954,879	$143,794,006	$86,267,500	$47,011,278
Principal Amount of Loan Repayments	$121,817,837	$124,009,929	$88,019,136	$47,158,995	$18,005,827
Weighted Average Yield on Investments(5):	11.98%	12.74%	12.23%	13.44%	13.14%
Total Return(6)	(4.40)%	5.21%	5.93%	24.40%	21.74%

(1)
Per share data for net increase in net assets resulting from operations is based on the weighted common stock outstanding for both basic and diluted.

(2)
See "Management's Discussion and Analysis of Financial Condition and Results of Operations" for more information regarding our level of indebtedness.

(3)
As a business development company, we are generally required to maintain a ratio of 200% of total assets to total borrowings.

(4)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(5)
Weighted average yield on investments equals interest income on investments divided by the average investment balance throughout the year.

(6)
For the fiscal years ended September 30, 2007, 2006, 2005 and 2004, the total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value. For the fiscal year ended September 30, 2003, total return equals the increase of the ending market value over the beginning market value, plus distributions, divided by the beginning market value.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

        We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. Our investment objectives are to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are substantially owned by leveraged buyout funds, venture capital funds or are family-owned businesses, with a particular focus on senior subordinated notes. In addition, we may acquire existing loans that meet this profile from leveraged buyout funds, venture capital funds and others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the 1940 Act.

        We seek out small and medium-sized businesses that meet certain criteria, including some but not all of the following: the potential for growth in cash flow, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, profitable operations based on the borrower's cash flow, reasonable capitalization of the borrower (usually by leveraged buyout funds or venture capital funds) and the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the borrower, a public offering of the borrower's stock or by exercising our right to require the borrower to repurchase our warrants, though there can be no assurance that we will always have these rights. We lend to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control.

        Our loans typically range from $5 million to $15 million, although this investment size may vary proportionately as the size of our capital base changes, generally mature in no more than seven years and accrue interest at fixed or variable rates. Some of our loans may contain a provision that calls for some portion of the interest payments to be deferred and added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called "paid in kind," or PIK, interest, and, when earned, we record PIK interest as interest income and add the PIK interest to the principal balance of the loans. We seek to avoid PIK interest with all potential investments under review.

        Because the majority of our portfolio loans consist of term debt of private companies who typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. We cannot accurately predict what ratings these loans might receive if they were rated, and thus cannot determine whether or not they could be considered "investment grade" quality.

        To the extent possible, our loans generally are collateralized by a security interest in the borrower's assets. Interest payments are generally made monthly or quarterly (except to the extent of any PIK interest) with amortization of principal generally being deferred for several years. The principal amount of the loans and any accrued but unpaid interest generally become due at maturity at five to seven years. When we receive a warrant to purchase stock in a borrower in connection with a loan, the warrant will typically have an exercise price equal to the fair value of the portfolio company's common stock at the time of the loan and entitle us to purchase a modest percentage of the borrower's stock.

        Original issue discounts, or OID, arise when we extend a loan and receive an equity interest in the borrower at the same time. To the extent that the price paid for the equity is not at market value, we must allocate part of the price paid for the loan, to the value of the equity. Then the amount allocated to the equity, the OID, must be amortized over the life of the loan. As with PIK interest, the amortization of OID also produces income that must be recognized for purposes of satisfying the distribution requirements for a RIC under Subchapter M of the Internal Revenue Code of 1986, which we refer to as the Code, whereas the cash is received, if at all, when the equity instrument is sold. We seek to avoid OID with all potential investments under review and to date do not hold any investments with OID income.

        In addition, as a business development company under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies. Our Adviser provides these services on our behalf through its officers who are also our officers. Currently, neither we nor our Adviser charges a fee for managerial assistance, however, if our Adviser does receive fees for managerial assistance, our Adviser will credit the managerial assistance fees to the base management fee due from us to our Adviser.

        Our Adviser receives fees for other services it provides to our portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to our Adviser by the borrower or potential borrower upon closing of the investment. The services our Adviser provides to portfolio companies vary by investment, but generally include a broad array of services, such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. When our Adviser receives fees for these services, 50% of certain of those fees are credited against the base management fee that we pay to our Adviser.

        Our Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to our Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by our Adviser when earned and are not credited against the base management fee.

        We may receive fees for the origination and closing services we provide to portfolio companies through our Adviser. These fees are paid directly to us and are recognized as revenue upon closing of the originated investment and are reported as fee income in our consolidated statements of operations.

        Prior to making an investment, we ordinarily enter into a non-binding term sheet with the potential borrower. These non-binding term sheets are generally subject to a number of conditions, including, but not limited to, the satisfactory completion of our due diligence investigations of the potential borrower's business, reaching agreement on the legal documentation for the loan, and the receipt of all necessary consents. Upon execution of the non-binding term sheet, the potential borrower generally pays the Adviser a non-refundable fee for services rendered by the Adviser through the date of the non-binding term sheet. These fees are received by the Adviser and are offset against the base management fee payable to the Adviser, which has the effect of reducing our expenses to the extent of any such fees received by the Adviser.

        In the event that we expend significant effort in considering and negotiating a potential investment that ultimately is not consummated, we generally will seek reimbursement from the proposed borrower for our reasonable expenses incurred in connection with the transaction, including legal fees. Any amounts collected for expenses incurred by the Adviser in connection with unconsummated investments will be reimbursed to the Adviser. Amounts collected for these expenses incurred by us will be reimbursed to us and will be recognized in the period in which such reimbursement is received, however, there can be no guarantee that we will be successful in collecting any such reimbursements.

        During the fiscal year ended September 30, 2007, we extended, directly or through participations, approximately $262 million of new loans to a total of 52 companies. Also, during the fiscal year ended September 30, 2007, five borrowers repaid their loans ahead of contractual maturity of an aggregate of approximately $35.2 million, one borrower refinanced its investment of approximately $13.3 million and we sold or repaid in full on twenty seven syndicated loans of an aggregate of approximately $59.9 million, and we received scheduled contractual principal repayments of approximately $13.4 million, for total principal repayments of approximately $121.8 million. Since our initial public offering in August 2001, through the fiscal year ended September 30, 2007, we have made 225 different loans to, or investments in, 120 companies for a total of approximately $761.5 million, before giving effect to principal repayments on investments and divestitures.

Our Adviser and Administrator

        Our Adviser is led by a management team which has extensive experience in our lines of business. Our Adviser is controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone is also the chairman and chief executive officer of our Adviser. Terry Lee Brubaker, our vice chairman, chief operating officer, secretary and director, is a member of the board of directors of our Adviser and its vice chairman and chief operating officer. George Stelljes III, our president, chief investment officer and director, is a member of the board of directors of our Adviser and its president and chief investment officer. Harry Brill, our chief financial officer, is also the chief financial officer of our Adviser. Our Adviser's wholly-owned subsidiary, our Administrator, employs our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs.

        Our Adviser and Administrator also provide investment advisory and administrative services to our affiliates, Gladstone Commercial Corporation, a publicly traded real estate investment trust; Gladstone Investment Corporation, a publicly traded business development company; and Gladstone Land Corporation, a private agricultural real estate company. All of our executive officers serve as either directors or executive officers, or both, of our Adviser, our Administrator, Gladstone Commercial Corporation and Gladstone Investment Corporation. In the future, our Adviser may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

        We have been externally managed by our Adviser since October 1, 2004. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Our Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington D.C., and our Adviser also has offices in the states of New York, New Jersey, Pennsylvania, Illinois, Texas and Washington.

Investment Advisory and Management Agreement

        On December 2, 2005, our stockholders approved a proposal to enter into the Amended Advisory Agreement with our Adviser and an administration agreement between us and our Administrator, which we refer to as the Administration Agreement, both of which became effective on October 1, 2006. The Amended Advisory Agreement replaced the original advisory agreement, which we refer to as the Initial Advisory Agreement, which terminated on September 30, 2006.

        Pursuant to the Initial Advisory Agreement, we paid our Adviser an annual advisory fee of 1.25% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.3125%, and an annual administrative fee of 0.75% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.1875%, for a total annual base management fee of 2%. This fee was then directly reduced by the amount of loan servicing fees paid to the Adviser and any other fees received by the Adviser from our borrowers and potential borrowers.

        Under the Amended Advisory Agreement, we pay our Adviser an annual base management fee of 2% of our average gross assets, which is defined as total assets less cash and cash equivalents pledged to creditors calculated as of the end of the two most recently completed fiscal quarters and also consists of a two-part incentive fee.

        The first part of the incentive fee is an income-based incentive fee which rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the "hurdle rate"). We will pay our Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

        The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Amended Advisory Agreement, as of the termination date), equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. We did not realize the capital gains portion of the incentive fee for the fiscal year ended September 30, 2007.

        We continue to pay our direct expenses including, but not limited to, directors' fees, legal and accounting fees, stockholder related expenses, and directors and officers insurance under the Amended Advisory Agreement.

        The Adviser's board of directors has agreed to voluntarily waive 1.5% of the annual 2.0% base management fee to 0.5% for senior syndicated loans for each quarter during the fiscal year ended September 30, 2007 and the first two quarters of fiscal year 2008.

        In addition to the base management and incentive fees under the Amended Advisory Agreement, certain fees received by the Adviser from our portfolio companies were credited against the investment advisory fee under the Initial Advisory Agreement, and continue to be paid to the Adviser and credited under the Amended Advisory Agreement.

        The Adviser services our loan portfolio pursuant to a loan servicing agreement with Business Loan in return for a 1.5% annual fee, based on the monthly aggregate outstanding loan balance of the loans pledged under our credit facility. Effective in April 2006, the Adviser's board of directors voted to reduce the portion of the 1.5% annual fee to 0.5% for senior syndicated loans. This fee directly reduced the amount of fee payable under both the Initial and Amended Advisory Agreements. Loan servicing fees of $3,624,390 were incurred for the fiscal year ended September 30, 2007, all of which were directly credited against the amount of the base management fee due to our Adviser under the Amended Advisory Agreement.

Administration Agreement

        Under the Administration Agreement, we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of the Administrator's overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, rent for employees of the Administrator, and our allocable portion of the salaries and benefits expenses of our chief financial officer, controller, chief compliance officer, treasurer and their respective staffs. Our allocable portion of expenses is derived by multiplying our Administrator's total expenses by the percentage of our average total assets (the total assets at the beginning and end of each quarter) in comparison to the average total assets of all companies managed by our Adviser under similar agreements.

Critical Accounting Policies

        The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. Our accounting policies are more fully described in the "Notes to Consolidated Financial Statements" contained elsewhere in this registration statement of which this prospectus is a part. We have identified our investment valuation process, tax status and revenue recognition as our most critical accounting policies.

Investment Valuation

        The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

        General Valuation Policy:    Using procedures established by our Board of Directors, we value our investment portfolio each quarter. We carry our investments at fair value, as determined in good faith by or under the direction of our Board of Directors. Securities that are publicly traded, if any, are valued at the closing price of the exchange or securities market on which they are listed on the valuation date. Securities that are not traded on a public exchange or securities market, but for which a limited market exists, are valued at the indicative bid price offered by the respective originating syndication agent's desk on or near the valuation date.

        Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by or under the direction of our Board of Directors. In making the good faith determination of the value of these securities, we start with the cost basis of the security, which includes PIK interest, if any. We then apply the methods set out below in "—Valuation Methods." Members of our Adviser's portfolio management team prepare the valuations of our investments in portfolio companies using the most recent portfolio company financial statements and forecasts. These individuals also consult with portfolio company senior management and ownership to obtain further updates on the portfolio company's performance, including information such as industry trends, new product development, and other operational issues. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security.

        At September 30, 2007, we engaged Standard & Poor's Securities Evaluations, Inc., or SPSE, to submit opinions of value for our debt securities that are issued by portfolio companies where we have no equity, or equity-like securities. In addition, securities that are not traded on a public exchange or securities market, but for which a limited market exists and that have not been rated by a nationally recognized statistical rating organization, or NRSRO (such as certain participations in syndicated loans) are also submitted to SPSE for opinions of value, along with the indicative bid price offered by the syndication agent's desk on or near the valuation date. We submit non-NRSRO rated securities to SPSE as part of our Board's further consideration of whether market quotations are readily available, valid and reliable and, if there are discrepancies between the indicative bid price offered by the syndication agent's desk and the opinion of value from SPSE, we determine whether it is more appropriate for the alternative method of valuation prescribed by the 1940 Act—fair value as determined in good faith by the Board of Directors—to be implemented. We request that SPSE also evaluate and assign values to success fees (conditional interest included in some debt securities) when we determine that the probability of receiving a success fee on a given loan is above 6-8%, a threshold of significance. We may also submit PIK interest to SPSE for valuation when it is determined the PIK interest is likely to be received. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and may decline to make requested evaluations for any reason at its sole discretion. Upon completing our collection of data with respect to the investments (including the information described under "—Credit Information," the risk ratings of the loans described under "—Loan Grading and Risk Rating" and the factors described under "—Valuation Methods"), this valuation data is forwarded to SPSE for review and analysis. SPSE makes its independent assessment of the data that we have assembled and assesses its independent data to form an opinion as to what they consider to be the market values for the securities. With regard to its work, SPSE has issued the following paragraph:

    SPSE provides evaluated price opinions which are reflective of what SPSE believes the bid side of the market would be for each loan after careful review and analysis of descriptive, market and credit information. Each price reflects SPSE's best judgment based upon careful examination of a variety of market factors. Because of fluctuation in the market and in other factors beyond its control, SPSE cannot guarantee these evaluations. The evaluations reflect the market prices, or estimates thereof, on the date specified. The prices are based on comparable market prices for similar securities. Market information has been obtained from reputable secondary market sources. Although these sources are considered reliable, SPSE cannot guarantee their accuracy.

        SPSE opinions of value of our debt securities that are issued by portfolio companies where we have no equity or equity-like securities are submitted to our Board of Directors along with our Adviser's supplemental assessment and recommendation regarding valuation of each of these investments. Our Adviser generally accepts the opinion of value given by SPSE, however, in certain limited circumstances, such as when our Adviser may learn new information regarding an investment between the time of submission to SPSE and the date of the Board assessment, our Adviser's conclusions as to value may differ from the opinion of value delivered by SPSE. Our Board of Directors then reviews whether our Adviser has followed its established procedures for determinations of fair value, and votes to accept or reject the recommended valuation of our investment portfolio. Our Adviser and our management recommended, and the Board of Directors voted to accept, the opinions of value delivered by SPSE on the loans in our portfolio as denoted on the Consolidated Schedule of

Investments as of September 30, 2007 and September 30, 2006, included in our consolidated financial statements.

        Because there is a delay between when we close an investment and when the investment can be evaluated by SPSE, new loans are not valued immediately by SPSE; rather, management makes its own determination about the value of these investments in accordance with our valuation policy. Because SPSE does not provide values for equity securities, our Adviser determines the recommended fair value of these investments using valuation policies approved by our Board of Directors.

        Credit Information:    Our Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We and our Adviser participate in the periodic board meetings of our portfolio companies in which we hold control investments and also require them to provide annual audited and monthly unaudited financial statements. Using these statements and board discussions, our Adviser calculates and evaluates the credit statistics.

        Loan Grading and Risk Rating:    As part of our valuation procedures we risk rate all of our investments in debt securities. For syndicated loans that have been rated by a NRSRO (as defined in Rule 2a-7 under the 1940 Act), we use the NRSRO's risk rating for such security. For all other debt securities, we use a proprietary risk rating system. Our risk rating system uses a scale of 0 to 10, with 10 being the lowest probability of default. This system is used to estimate the probability of default on debt securities and the probability of loss if there is a default. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. The risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

        For the debt securities for which we do not use a third-party NRSRO risk rating, we seek to have our risk rating system mirror the risk rating systems of major risk rating organizations, such as those provided by a NRSRO. While we seek to mirror the NRSRO systems, we cannot provide any assurance that our risk rating system will provide the same risk rating as a NRSRO for these securities. The following chart is an estimate of the relationship of our risk rating system to the designations used by two NRSROs as they risk rate debt securities of major companies. Because our system rates debt securities of companies that are unrated by any NRSRO, there can be no assurance that the correlation to the NRSRO set out below is accurate. We believe our risk rating would be significantly higher than a typical NRSRO risk rating because the risk rating of the typical NRSRO is designed for larger businesses. However, our risk rating has been designed to risk rate the securities of smaller businesses that are not rated by a typical NRSRO. Therefore, when we use our risk rating on larger business securities, the risk rating is higher than a typical NRSRO rating. The primary difference between our risk rating and the rating of a typical NRSRO is that our risk rating uses more quantitative determinants and includes qualitative determinants that we believe are not used in the NRSRO rating. It is our understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on a NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, our scale begins with the designation 10 as the best risk rating which may be equivalent to a BBB from a NRSRO, however, no assurance can be given that a 10 on our scale is equal to a BBB on a NRSRO scale.

Company's System	First NRSRO	Second NRSRO	Gladstone Capital's Description(a)
>10	Baa2	BBB	Probability of Default (PD) during the next ten years is 4% and the Expected Loss (EL) is 1% or less
10	Baa3	BBB-	PD is 5% and the EL is 1 to 2%
9	Ba1	BB+	PD is 10% and the EL is 2 to 3%
8	Ba2	BB	PD is 16% and the EL is 3 to 4%
7	Ba3	BB-	PD is 17.8% and the EL is 4 to 5%
6	B1	B+	PD is 22% and the EL is 5 to 6.5%
5	B2	B	PD is 25% and the EL is 6.5 to 8%
4	B3	B-	PD is 27% and the EL is 8 to 10%
3	Caa1	CCC+	PD is 30% and the EL is 10 to 13.3%
2	Caa2	CCC	PD is 35% and the EL is 13.3 to 16.7%
1	Caa3	CC	PD is 65% and the EL is 16.7 to 20%
0	N/a	D	PD is 85% or there is a Payment Default and the EL is greater than 20%

(a)
The default rates set forth are for a ten year term debt security. If a debt security is less than ten years, then the probability of default is adjusted to a lower percentage for the shorter period, which may move the security higher on our risk rating scale.

        The above scale gives an indication of the probability of default and the magnitude of the loss if there is a default. Our policy is to stop accruing interest on an investment if we determine that interest is no longer collectible. At September 30, 2007, one investment was on non-accrual and at September 30, 2006, no payments were past due on any of our debt securities. Additionally, we do not risk rate our equity securities.

        The following table lists the risk ratings for all non-syndicated loans in our portfolio at September 30, 2007 and September 30, 2006, representing approximately 79% and 73%, respectively, of all loans in our portfolio at the end of each period:

Rating	Sept. 30, 2007	Sept. 30, 2006
Average	7.3	7.2
Weighted Average	7.1	7.2
Highest	9.0	9.0
Lowest	4.0	6.0

        The following table lists the risk ratings for syndicated loans in our portfolio that were not rated by an NRSRO at September 30, 2007 and September 30, 2006, representing approximately 4% and 17%, respectively, of all loans in our portfolio at the end of each period:

Rating	Sept. 30, 2007	Sept. 30, 2006
Average	6.0	6.1
Weighted Average	6.0	6.3
Highest	6.0	8.0
Lowest	6.0	4.0

        For syndicated loans that are currently rated by an NRSRO, we risk rate such loans in accordance with the risk rating systems of major risk rating organizations, such as those provided by an NRSRO. The following table lists the risk ratings for all syndicated loans in our portfolio that were rated by an

NRSRO at September 30, 2007 and September 30, 2006, representing approximately 17% and 10%, respectively, of all loans in our portfolio at the end of each period:

Rating	Sept. 30, 2007	Sept. 30, 2006
Average	CCC+/Caa1	CCC+/Caa1
Weighted Average	CCC+/Caa1	CCC+/Caa1
Highest	B/B3	B-/B3
Lowest	CCC/Caa2	CCC/Caa1

        Valuation Methods:    We determine the value of publicly-traded debt securities based on the closing price for the security on the exchange or securities market on which it is listed on the valuation date. We value debt securities that are not publicly traded, but for which a limited market for the security exists, such as certain participations in syndicated loans, at the indicative bid price offered by the respective originating syndication agent's trading desk on or near the valuation date. At September 30, 2007, none of the debt securities in our portfolio were publicly traded and there was a limited market for 15 debt securities in our portfolio. At September 30, 2006, none of the debt securities in our portfolio were publicly traded and there was a limited market for 9 debt securities in our portfolio.

        Debt securities that are issued by portfolio companies where we have an equity, or equity-like interest that are not publicly traded and for which there is no market are valued at cost, if there is adequate total enterprise value determined when valuing our equity holdings in the borrower. Fair values are discounted for any shortfall of total enterprise value over the total debt outstanding for the borrower.

        For securities that are not publicly traded and that are issued by portfolio companies for which there is no market, we determine the value of the security as if we currently intended to sell the security and consider some or all of the following factors:

  •
  the risk rating of the security;

  •
  the cost basis and the type of the security;

  •
  the nature and realizable value of the collateral;

  •
  the portfolio company's ability to make payments and discounted cash flow;

  •
  reports from portfolio company senior management and board meetings;

  •
  reported values of similar securities of the portfolio company or comparable companies; and

  •
  changes in the economy affecting the portfolio company.

        We value convertible debt, equity, success or exit fees or other equity-like securities for which there is a market based on the market prices for such securities, even if that market is not robust. At September 30, 2007 and September 30, 2006, there was no market for any of the equity securities we owned. To value convertible debt, equity, success or exit fees or other equity-like securities for which no market exists, we use the same information we would use for a debt security valuation described above, except risk rating, as well as standard valuation techniques used by major valuation firms to value the equity securities of private companies. These valuation techniques also include discounted cash flow of the expected sale price in the future, valuation of the securities based on recent sales to third parties in comparable transactions, or a review of similar companies that are publicly traded and the market multiple of their equity securities. In gathering the sales to third parties of similar securities, we may reference industry statistics and use outside experts. At September 30, 2007 and September 30, 2006, we had $1,069,672 and $37,000, respectively, invested, at cost, in equity securities compared to our debt portfolio with a cost basis of $354,689,528 and $216,165,986, respectively.

        At September 30, 2007, we had total unrealized depreciation of $9,107,156, which was mainly comprised of unrealized depreciation of $1,425,000 on our senior subordinated term debt investment in Visual Edge Technology, Inc., unrealized depreciation of $1,236,100 on the aggregate of our investments in Greatwide Logistics Services, Inc., unrealized depreciation of $1,180,713, on the aggregate of our investments in LocalTel, Inc. and unrealized depreciation of $456,750 on our senior term debt investment in It's Just Lunch International, LLC. Unrealized appreciation of $3,192,486 was primarily composed of unrealized appreciation of $2,968,333 on our warrants in Finn Corporation. In the aggregate, we recorded net unrealized depreciation of $5,914,670 on our total investment portfolio as of September 30, 2007.

        At September 30, 2007, we had one control investment in BERTL, Inc., which we refer to as BERTL. This investment was originally purchased as a debt instrument in MCA Communications LLC which was past due at the time of purchase, and we accepted a deed in lieu of foreclosure in satisfaction of BERTL's obligations under the debt instrument on September 28, 2007. BERTL is a web-based evaluator of digital imaging products. Since the transaction was recorded on September 28, 2007, the investment was valued at cost in accordance with our valuation policies. Our investment in BERTL was $923,548 at September 30, 2007. We did not have any control or affiliate investments at September 30, 2006.

        At September 30, 2006, we had total unrealized appreciation of $2,015,198, which was mainly comprised of unrealized appreciation of $672,431 on our warrants of Finn Corporation, unrealized appreciation of $607,625 on our senior term debt in Mistras Holding Corporation and unrealized appreciation of $148,287 on our senior subordinated term debt investment in Xspedius Communications, LLC. This unrealized appreciation was offset by unrealized depreciation of $575,434, most notably composed of unrealized depreciation of $131,367 on our senior subordinated term debt investment in Consolidated Bedding, Inc. and unrealized depreciation of $115,750 on our senior term debt in LocalTel Inc. In the aggregate, we recorded net unrealized appreciation of $1,439,764 on our total investment portfolio as of September 30, 2006.

Tax Status

Federal Income Taxes

        We intend to continue to qualify for treatment as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute to stockholders at least 90% of our investment company taxable income, as defined by the Code. We have a policy to pay out as a dividend up to 100% of that amount.

        In an effort to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years.

Revenue Recognition

Interest Income Recognition

        Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. We will stop accruing interest on investments when it is determined that interest is no longer collectible. Conditional interest or a success fee is recorded when earned upon full repayment of a loan investment.

Paid in Kind Interest

        In the past, we have had some loans in our portfolio which contained a PIK provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though we have not yet collected the cash.

Services Provided to Portfolio Companies

        As a business development company under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies. We provide these services through our Adviser, who provides these services on our behalf through its officers who are also our officers. Currently, neither we nor our Adviser charges a fee for managerial assistance, however, if our Adviser does receive fees for such managerial assistance, our Adviser will credit the managerial assistance fees to the base management fee due from us to our Adviser.

        Our Adviser receives fees for the other services it provides to our portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to our Adviser by the borrower or potential borrower upon the closing of the investment. The services our Adviser provides to our portfolio companies vary by investment, but generally include a broad array of services such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. Effective April 1, 2007, when our Adviser receives fees for these services, 50% of certain of those fees are credited against the base management fee that we pay to our Adviser, whereas prior to such date fees were 100% credited. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

        Our Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to our Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by our Adviser when earned and are not credited against the base management fee.

        We may receive fees for the origination and closing services we provide to portfolio companies through our Adviser. These fees are paid directly to us and are recognized as revenue upon closing of the originated investment and are reported as fee income in the consolidated statements of operations

RESULTS OF OPERATIONS

Comparison of the Fiscal Years Ended September 30, 2007 and September 30, 2006

Investment Income

        Investment income for the fiscal year ended September 30, 2007 was $36,686,519 as compared to $26,899,846 for the fiscal year ended September 30, 2006. This increase is primarily a result of a rise in interest income from an increase of approximately $261.7 million of new investments from the prior year's new investments of approximately $136.0 million and the collection of approximately $2.2 million of exit fees upon the full repayment or refinancing of four investments as compared to approximately $1.3 million of exit fees upon the full repayment of two portfolio company investments in the prior year.

        Interest income from our investments in debt securities of private companies was $35,412,893, for the fiscal year ended September 30, 2007 as compared to $25,646,746 for the fiscal year ended

September 30, 2006, including $63,000 of PIK interest. This increase is primarily a result of a rise in interest income from an increase of approximately $261.7 million of new investments from the prior year's new investments of approximately $136.0 million and the collection of approximately $2.2 million of exit fees upon the full repayment or refinancing of four investments as compared to approximately $1.3 million of exit fees upon the full repayment of two portfolio company investments.

        The weighted average yield on our portfolio for the fiscal year ended September 30, 2007 was 11.98%. The weighted average yield on our portfolio for the fiscal year ended September 30, 2006 was 12.74% (with and without giving effect to PIK interest). The yields were computed based on the cost value of the investment portfolios.

        Interest income from invested cash and cash equivalents for the fiscal year ended September 30, 2007 was $255,489, as compared to approximately $38,381 for the fiscal year ended September 30, 2006. Interest income increased from the prior year due to the amount of cash that was held in interest bearing accounts and the interest earned on our custodial account prior to disbursement.

        Interest income from employee notes receivable for the fiscal year ended September 30, 2007 was $526,164, as compared to $441,341 for the fiscal year ended September 30, 2006. The increase is the result of additional loans issued in connection with employee stock option exercises during the fourth quarter of the fiscal year ended September 30, 2006.

        Prepayment fees and other income was $491,973 for the fiscal year ended September 30, 2007 and $773,378 for the fiscal year ended September 30, 2006. For the fiscal year ended September 30, 2006, this consisted of approximately $0.8 million of prepayment penalty fees. The income for both periods consisted of prepayment penalty fees received upon the full repayment of certain loan investments ahead of contractual maturity and prepayment fees received upon the early unscheduled principal repayments which, in both instances, were based on a percentage of the outstanding principal amount of the loan at the date of prepayment.

Operating Expenses

        Operating expenses, net of credits from the Adviser for fees earned and voluntary waivers to the base management and incentive fees, for the fiscal year ended September 30, 2007 were $14,425,963, as compared to $7,447,349 for the fiscal year ended September 30, 2006. This increase was mainly a result of an increase in interest expense, loan servicing fees, the addition of the administration fee and the reduction of certain credits in the base management fee, partially offset by reductions in professional fees and stockholder related costs.

        Interest expense for the fiscal year ended September 30, 2007 was $7,225,628 as compared to $3,238,615 for the fiscal year ended September 30, 2006. This increase was primarily a result of increased borrowings under our line of credit during the fiscal year ended September 30, 2007, which borrowings were used, in part, to finance our increased investments, borrowings remaining outstanding for longer periods of time and an increase in the interest rates on our borrowings.

        Loan servicing fees of $3,624,390 were incurred for the fiscal year ended September 30, 2007 as compared to $2,907,875 for the fiscal year ended September 30, 2006. These fees were incurred in connection with a loan servicing agreement between Business Loan and our Adviser, which is based on the size of the aggregate outstanding loan portfolio. These fees were directly credited against the amount of the base management fee due to our Adviser.

        For the fiscal year ended September 30, 2007, we incurred a base management fee of $2,402,049 after reductions for loan servicing fees received by our Adviser of $3,624,390, less credits for fees received by our Adviser of $1,659,875 and a $481,045 fee reduction for the waiver of the 2% fee on senior syndicated loans to 0.5%, for a net base management fee of $261,129, as compared to the fiscal year ended September 30, 2006, in which we incurred a base management fee of $1,284,414 after reductions for loan servicing fees received by our Adviser of $2,907,875, less credits for fees received by our Adviser of $2,051,000 and a $17,539 fee reduction for the waiver of the 2% fee on senior syndicated loans to 0.5%, for a net base management credit of $784,125. The base management fee is computed quarterly as described under "Investment Advisory and Management Agreement." Effective April 1, 2007, the board of our Adviser reduced the amount of credit for fees received by our Adviser from 100% of the fees received to 50% of the fees received, therefore, the last half of the fiscal year ended September 30, 2007 reflects the reduced credit for fees received by our Adviser. The gross base management fee before the reduction for loan servicing fees for the fiscal years ended September 30, 2007 and September 30, 2006, was $6,026,439 and $4,192,289, respectively, which increased in the current period due to the growth of the investment portfolio as compared to the same period of the prior year and fewer credits for fees received by our Adviser.

        Effective October 1, 2006, the income based incentive fee became effective and as such we recorded a gross incentive fee of $4,607,688, which was reduced by a voluntary waiver issued by our Adviser's board of directors of $3,829,805, which resulted in a net incentive fee of $777,883. There was no incentive fee recorded for the fiscal year ended September 30, 2006, as the Amended Advisory Agreement was not in effect.

        Effective October 1, 2006, the Administration Agreement became effective in which we provide payments equal to our allocable portion of our Administrator's overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, rent for employees of our Administrator, and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer and controller and their respective staffs. We incurred an administration fee of $719,256 for the fiscal year ended September 30, 2007. There was no administration fee recorded for the fiscal year ended September 30, 2006, as the Administration Agreement was not in effect.

        Professional fees, consisting primarily of legal and audit fees, for the fiscal year ended September 30, 2007 were $522,970, as compared to $548,326 for the fiscal year ended September 30, 2006. The decrease was due primarily to a decrease in non-recurring legal fees, such as legal fees incurred in the prior year in connection with review of the special proxy statement and the termination of the options outstanding under the 2001 Plan.

        Amortization of deferred financing costs, in connection with our line of credit, were $267,231 for the fiscal year ended September 30, 2007 and $140,143 for the fiscal year ended September 30, 2006. The increase was due to the addition of fees paid in connection with our renewal and expansion of our facility during the fiscal year ended September 30, 2007 and their related amortization.

        Stockholder related costs for the fiscal year ended September 30, 2007 were $216,736, as compared to $303,709 for the fiscal year ended September 30, 2006. Stockholder related costs include such recurring items as transfer agent fees, NASDAQ listing fees, electronic filing fees, and annual report printing fees. The decrease was due mainly to the normalization of stockholder communication activity as compared to the prior year period in which there was filing, printing and mailing of the special proxy statement in connection with the special meeting of stockholders, and the fees associated with the Schedule TO filed in connection with the offer to amend the terms of the options outstanding under the 2001 Plan.

        Directors' fees for the fiscal year ended September 30, 2007 were $233,720, as compared to approximately $116,212 for the fiscal year ended September 30, 2006. This was the result the increase in the annual stipends which are paid at the start of each fiscal year and amortized throughout the year.

        Insurance expense for the fiscal year ended September 30, 2007 was $248,877, as compared to approximately $206,554 for the fiscal year ended September 30, 2006. The increase was primarily the result of an increase of our directors and officers insurance premiums.

        There was no stock option compensation expense recorded for the fiscal year ended September 30, 2007 as there was no longer a stock option plan in effect. Stock option compensation expense for the fiscal year ended September 30, 2006 was $285,318 and was the result of the adoption of the SFAS No. 123 (revised 2004) Share-based Payment.

        Other expenses were $328,143 for the fiscal year ended September 30, 2007, as compared to $484,722 for the fiscal year ended September 30, 2006. Other expenses for the fiscal year ended September 30, 2007, represented travel related to our portfolio companies, backup servicer expenses, loan evaluation services, and press releases. For the fiscal year ended September 30, 2006, approximately $300,000 in expenses were incurred related to employer taxes, interest and penalties arising from withholding taxes on stock option exercises that were not remitted to the respective taxing authorities during the third and fourth quarters of fiscal year 2006. The remaining $185,000 of other expenses primarily represented direct expenses such as travel related specifically to our portfolio companies, loan evaluation services for our portfolio companies, press releases and backup servicer expenses.

Income Tax Expense

        During the fiscal year ended September 30, 2006, we recorded $101,917 in tax expense in connection with interest penalties incurred on misclassified revenue on our fiscal year 2004 corporate tax return.

Net Realized Gain (Loss) on Sale of Investments

        During the fiscal year ended September 30, 2007, we sold or were repaid in full on twenty seven syndicate loan investments and an originated loan investment for a net gain of $44,494, as compared to an aggregate net loss of $903,945, which was composed of $1,180,595 loss from the sale of two investments and a net gain of $276,650 from the sale and repayments of seven syndicate investments during the fiscal year ended September 30, 2006.

Realized Gain on Settlement of Derivative

        During the fiscal year ended September 30, 2007, we received interest rate cap agreement payments of $39,358 as a result of the one month LIBOR exceeding 5%, as compared to $15,014 received during the fiscal year ended September 30, 2006.

Net Unrealized (Depreciation) Appreciation on Derivative

        During the fiscal year ended September 30, 2007, we recorded net unrealized depreciation of $37,970 due to a decrease in the fair market value of our interest rate cap agreement, as compared to unrealized appreciation of $31 during the fiscal year ended September 30, 2006.

Net Unrealized (Depreciation) Appreciation on Investments

        For the fiscal year ended September 30, 2007, we recorded net unrealized depreciation of $7,354,434. The unrealized depreciation was mainly attributable to the depreciated fair value on certain investments, most notably unrealized depreciation on Visual Edge Technology, Inc., Greatwide Logistics Services, Inc., LocalTel, Inc. and It's Just Lunch International LLC, partially offset by appreciation of our warrants in Finn Corporation.

        For the fiscal year ended September 30, 2006, we recorded net unrealized appreciation on investments of $5,968,555. The unrealized appreciation was mainly attributable to the early repayment or sale of loans that were underperforming as of September 30, 2005, most notably Finn Corporation and ARI Holdings, Inc., as well as the unrealized appreciation on the Finn Corporation warrants currently still in our portfolio.

Net Increase in Net Assets Resulting from Operations

        For the fiscal year ended September 30, 2007, we realized a net increase in net assets resulting from operations of $14,952,004. Based on a weighted average of 13,173,822 (basic and diluted) shares outstanding, our net increase in net assets from operations per weighted average common share for the fiscal year ended September 30, 2007 was $1.13 (basic and diluted).

        For the fiscal year ended September 30, 2006, we realized a net increase in net assets resulting from operations of $24,430,235. Based on a weighted average of 11,381,378 (basic) and 11,615,922 (diluted) shares outstanding, our net increase in net assets from operations per weighted average common share for the fiscal year ended September 30, 2006 was $2.15 (basic) and $2.10 (diluted).

Comparison of the Fiscal Years Ended September 30, 2006 and September 30, 2005

Investment Income

        Investment income for the fiscal year ended September 30, 2006 was $26,899,846 as compared to $23,949,759 for the fiscal year ended September 30, 2005. This increase was primarily a result of a rise in interest income from an increase of approximately $136.0 million of new investments from the prior year and the collection of approximately $1.3 million of exit fees upon the full repayment of two portfolio company investments.

        Interest income from our investments in debt securities of private companies was $25,646,746, including $63,000 of PIK interest, for the fiscal year ended September 30, 2006 as compared to $22,407,605 for the fiscal year ended September 30, 2005, including $394,000 of PIK interest. This increase was primarily the result of approximately $136.0 million of new investments for the fiscal year ended September 30, 2006 and the collection of approximately $1.3 million of exit fees upon the full repayment of two portfolio company investments. The decrease in PIK income for the fiscal year ended September 30, 2006 was the result of the early repayment in full of one loan containing a PIK provision.

        The weighted average yield on our portfolio for the fiscal year ended September 30, 2006 was 12.74% (with and without giving effect to PIK interest). The weighted average yield on our portfolio for the fiscal year ended September 30, 2005 was 12.23% (without giving effect to PIK interest) and 12.36% (after giving effect to PIK interest). The yields were computed based on the cost value of the investment portfolios.

        Interest income from invested cash and cash equivalents for the fiscal year ended September 30, 2006 was $38,381, as compared to $32,807 for the fiscal year ended September 30, 2005. This increase was primarily caused by an increase in cash balances during the year resulting from sales and principal repayments of portfolio investments of approximately $124 million for the fiscal year ended September 30, 2006.

        Prepayment fees and other income $773,378 for the fiscal year ended September 30, 2006 and $1,065,177 for the fiscal year ended September 30, 2005. For the fiscal year ended September 30, 2006, this consisted of approximately $0.8 million of prepayment penalty fees. For the fiscal year ended September 30, 2005, this consisted of approximately $1.0 million of prepayment penalty fees and approximately $24,000 of waiver fees for certain loan covenants.

Operating Expenses

        Operating expenses, net of credits for fees received by the Adviser, for the fiscal year ended September 30, 2006 were $7,447,349, as compared to $6,454,336 for the fiscal year ended September 30, 2005. This increase was mainly a result of an increase in loan servicing fees, interest expense, stockholder related costs and other expenses, offset by reductions in professional fees and amortization of deferred financing fees.

        Loan servicing fees of $2,907,875 were incurred for the fiscal year ended September 30, 2006 as compared to $2,549,728 for the fiscal year ended September 30, 2006. These fees were incurred in connection with a loan servicing agreement between Business Loan and our Adviser, which is based on the size of the aggregate outstanding loan portfolio. These fees were directly credited against the amount of the base management fee due to our Adviser.

        For the fiscal year ended September 30, 2006, we incurred a base management fee of $1,284,414 after reductions for loan servicing fees received by our Adviser of $2,907,875, less credits for fees received by our Adviser of $2,051,000 and a $17,539 fee reduction for the waiver of the 2% fee on senior syndicated loans to 0.5%, for a net base management fee credit of $784,125, as compared to the fiscal year ended September 30, 2005, in which we incurred a base management fee of $1,359,643 after reductions for loan servicing fees received by our Adviser of $2,549,728, less credits for fees received by our Adviser of $1,077,100, for a net base management fee of $282,543. The base management fee is computed quarterly as described under "Investment Advisory and Management Agreement." During fiscal years 2006 and 2005, fees received by our Adviser were 100% credited against the base management fee. The gross base management fee before the reduction for loan servicing fees for the fiscal years ended September 30, 2006 and September 30, 2005, was $4,192,289 and $3,909,371, respectively, which increased in fiscal year 2006 due to the growth of the investment portfolio as compared to the same period of the prior year and fewer credits for fees received by our Adviser.

        Professional fees, consisting primarily of legal and audit fees, for the fiscal year ended September 30, 2006 were $548,326, as compared $725,336 for the fiscal year ended September 30, 2005. The decrease is due primarily to a decrease in non-reimbursable legal fees and extra audit fees in the prior year in connection with internal control procedures.

        Amortization of deferred financing costs, in connection with our lines of credit, were $140,143 for the fiscal year ended September 30, 2006 and $385,737 for the fiscal year ended September 30, 2005. The decrease is due to the completion of the amortization cycle related to certain deferred financing costs.

        Interest expense for the fiscal year ended September 30, 2006 was $3,238,615 as compared to $1,774,629 for the fiscal year ended September 30, 2005. This increase is primarily a result of increased borrowings under our lines of credit during the fiscal year ended September 30, 2006, which borrowings were used, in part, to finance our increased investments, borrowings remaining outstanding for longer periods of time and an increase in the interest rates on our borrowings.

        Stockholder related costs for the fiscal year ended September 30, 2006 were $303,709, as compared to $220,445 for the fiscal year ended September 30, 2005. Stockholder related costs include such recurring items as transfer agent fees, securities listing fees, and electronic filing fees. The increase is due mainly to the printing and mailing of the special proxy statement in connection with the special meeting of stockholders, the printing and mailing of the annual report to stockholders and the annual proxy to stockholders, and the fees associated with the Schedule TO filed in connection with the offer to amend the terms of the options outstanding under the 2001 Plan.

        Directors' fees for the fiscal year ended September 30, 2006 were $116,212, as compared to $101,843 for the fiscal year ended September 30, 2005. This is the result of the addition of a new director in December 2005.

        Insurance expense for the fiscal year ended September 30, 2006 was $206,554, as compared to $178,214 for the fiscal year ended September 30, 2005. The increase is primarily the result of an increase of our directors and officers insurance premiums.

        Stock option compensation expense for the fiscal year ended September 30, 2006 was $285,318. This is the result of the adoption of SFAS No. 123(R) Share-based Payment. SFAS No. 123(R) replaces SFAS No. 123, Accounting for Stock-Based Compensation and supersedes Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees ("APB No. 25") . SFAS No. 123(R) was effective for awards that are granted, modified, or settled in cash for annual periods beginning after June 15, 2005. We adopted SFAS No. 123(R) on October 1, 2005 using the modified prospective approach. Under the modified prospective approach, stock-based compensation expense will be recorded for the unvested portion of previously issued awards that remain outstanding at October 1, 2005 using the same estimate of the grant date fair value and the same attribution method used to determine the pro forma disclosure under SFAS No. 123. SFAS No. 123(R) also requires that all share-based payments to employees after October 1, 2005, including employee stock options, be recognized in the financial statements as stock-based compensation expense based on the fair value on the date of grant. There was no stock option compensation expense recorded for the fiscal year ended September 30, 2005. As a result of the amendment of the 2001 Plan, all unvested stock options became vested as of April 11, 2006 and therefore, all residual stock compensation expense related to options vesting subsequent to September 30, 2006 was recorded in the current fiscal year. As of September 30, 2006, there were no options outstanding.

        Other expenses were $484,722 for the fiscal year ended September 30, 2006, as compared to $235,861 for the fiscal year ended September 30, 2005. Of the $484,722, approximately $300,000 relates to employer taxes, interest and penalties arising from withholding taxes on stock option exercises that were not remitted to the respective taxing authorities during the third and fourth quarters of fiscal 2006. The remaining $185,000 of other expenses primarily represent direct expenses such as travel related specifically to our portfolio companies, loan evaluation services for our portfolio companies, press releases and backup servicer expenses.

Income Tax Expense

        During the fiscal year ended September 30, 2006, we recorded $101,917 in tax expense in connection with interest penalties incurred on misclassified revenue on our fiscal year 2004 corporate tax return.

        Gladstone Capital Advisers, Inc., which we refer to as Capital Advisers, our wholly-owned subsidiary, is subject to federal and state income taxation on the income it has recorded, such as managerial assistance and other fees. During the fiscal year ended September 30, 2005, Capital Advisers incurred aggregate federal and state income taxes of $209,278 resulting from taxable income it received during the 2004 fiscal year. Following the externalization of our management effective October 1, 2004, substantially all revenues previously received by Capital Advisers are now received by our Adviser. As a result, we do not anticipate incurring significant tax expense as a result of the activities of Capital Advisers in the future.

Realized (Loss) Gain on Sale of Investments

        During the fiscal year ended September 30, 2006, we sold our investments in ARI Holdings, Inc. and Marcal Paper Mills, Inc. for an aggregate loss of $1,180,595 and were repaid on several syndicated loans which contained unamortized premiums resulting in realized gains of approximately $149,000 for a total net realized loss of $903,945. During the fiscal year ended September 30, 2005, we sold our $975,000 syndicated participation in Burt's Bees, Inc. for a gain of $9,750 and we sold our $2.0 million syndicated participation in Marietta Corp. for a gain of $20,000.

Realized Gain on Settlement of Derivative

        During the fiscal year ended September 30, 2006, we received our first interest rate cap agreement payments totaling $15,014 as a result of the one month LIBOR exceeding 5%. There was no realization during the fiscal year ended September 30, 2005 as the one month LIBOR was below 5%.

Net Unrealized Depreciation on Derivative

        As a result of the increase in fair market value of our interest rate cap agreement, we recorded a nominal net unrealized appreciation derivative for the fiscal year ended September 30, 2006, as compared to net unrealized depreciation of $39,488 for the fiscal year ended September 30, 2005.

Net Unrealized Appreciation (Depreciation) on Investments

        For the fiscal year ended September 30, 2006, we recorded net unrealized appreciation on investments of $5,968,555 as compared to net unrealized depreciation of $1,785,725 for the fiscal year ended September 30, 2005. The unrealized appreciation is mainly attributable to the early repayment or sale of loans that were underperforming as of September 30, 2005, most notably Finn Corporation and ARI Holdings, Inc., as well as the unrealized appreciation on the Finn Corporation warrants currently still in our portfolio.

Net Increase in Net Assets Resulting from Operations

        Overall, we realized a net increase in net assets resulting from operations of $24,430,235 for the fiscal year ended September 30, 2006. Based on a weighted average of 11,381,378 (basic) and 11,615,922 (diluted) shares outstanding, our net increase in net assets from operations per weighted average common share for the fiscal year ended September 30, 2006 was $2.15 (basic) and $2.10 (diluted).

        For the fiscal year ended September 30, 2005, we realized a net increase in net assets resulting from operations of $15,490,682. Based on a weighted average of 11,292,466 (basic) and 11,609,146 (diluted) shares outstanding, our net increase in net assets from operations per weighted average common share for the fiscal year ended September 30, 2005 was $1.37 (basic) and $1.33 (diluted).

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

        At September 30, 2007, we had investments in debt securities, or loans to or syndicated participations in 56 private companies with a cost basis totaling approximately $355.8 million. At September 30, 2006, we had investments in debt securities, or loans to or syndicated participations in 32 private companies with a cost basis totaling approximately $216.2 million. At September 30, 2005, we had investments in debt securities, or loans to or syndicated participations in 28 private companies, with a cost basis totaling approximately $205.4 million, which included approximately $254,000 in accrued PIK interest. PIK interest is described in "Overview," and is added to the carrying value of our investments.

        During the fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005, the following investment activity occurred during each quarter of the respective fiscal year:

Quarter Ended	New Investments	Principal Repayments	Net Gain/(Loss) on Disposal
December 31, 2006	$52,311,008	$23,967,229	$2,314
March 31, 2007	75,330,167	38,263,017	84,205
June 30, 2007	126,086,654	37,572,621	(5,021)
September 30, 2007	7,972,393	22,014,970	(37,004)

Total fiscal year 2007	$261,700,222	$121,817,837	$44,494

December 31, 2005	$26,688,457	$38,702,066	$(1,180,595)
March 31, 2006	38,471,109	24,815,067	377,500
June 30, 2006	39,916,834	44,358,944	(100,850)
September 30, 2006	30,878,479	16,133,852	—

Total fiscal year 2006	$135,954,879	$124,009,929	$(903,945)

December 31, 2004	$46,949,500	$25,975,707	$9,750
March 31, 2005	44,513,875	33,859,918	20,000
June 30, 2005	34,732,083	18,154,719	—
September 30, 2005	17,598,548	10,028,792	—

Total fiscal year 2005	$143,794,006	$88,019,136	$29,750

        The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments.

Fiscal Year Ended September 30,	Amount
2008	$19,905,879
2009	27,036,681
2010	38,611,850
2011	93,145,945
2012	87,420,005
Thereafter	88,569,168

Total Contractual Repayments	$354,689,528

Investments in Equity Securities	$1,069,672

Total	$355,759,200

        Net cash used in operating activities for the fiscal year ended September 30, 2007 was $116,984,055. Net cash provided by operating activities for the fiscal year ended September 30, 2006, consisting primarily of the items described in "Results of Operations" and the investment activity described above, was $7,235,616 as compared to net cash used in operating activities of $61,529,927 for the fiscal year ended September 30, 2005. In addition, net cash used in operating activities for the year ended September 30, 2005 included the repayment of a repurchase agreement of approximately $21.3 million.

Investing Activities

        Net cash used in investing activities for the fiscal year ended September 30, 2007 was $2,484,464 for the purchase of a U.S. Treasury Bill with an original maturity of six months with the funds used to purchase stock in our wholly-owned subsidiary, Gladstone SSBIC Corporation.

Financing Activities

        Net cash provided by financing activities for the fiscal year ended September 30, 2007 was $127,575,433 and mainly consisted of net borrowings on our line of credit of $94.4 million, proceeds of $56.8 million, net of offering costs, from the issuance of common stock and the payment of $22.1 million of dividends.

        Net cash used in financing activities for the fiscal year ended September 30, 2006 was $7,007,648 and consisted of approximately $149.8 million of repayments on the lines of credit, and approximately $18.6 million for the payment of dividends. These outflows were partially offset by approximately $146.7 million of cash received from borrowings on the lines of credit and the exercise of stock options for approximately $14.7 million.

        Net cash used in financing activities for the fiscal year ended September 30, 2005 was $3,921,137 and consisted mainly of approximately $142.7 million of repayments on the lines of credit, approximately $17.1 million for the payment of dividends, $105,000 paid to renew a line of credit and approximately $111,000 of costs incurred subsequent to the shelf offering in September 2004. These outflows were partially offset by approximately $155.0 million of cash received from borrowings on the lines of credit and the exercise of stock options for approximately $270,000.

Dividends

        In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. In accordance with these requirements, we declared and paid monthly cash dividends of $0.14 per common share during each month of the fiscal year ended September 30, 2007, $0.135 per common share for each month of October 2005 through June 2006 and $0.14 per common share for July, August and September 2006. For the fiscal year ended September 30, 2005 we declared and paid monthly cash dividends of $0.12 per common share for October, November and December 2004 and January, February, and March 2005, $0.13 for April, May, and June 2005, and $0.135 for July, August and September 2005.

Issuance of Equity

        We anticipate borrowing funds and issuing additional equity securities to obtain additional capital. During fiscal year 2007, we issued securities on the remaining $48.8 million of our $75 million registration statement and in May 2007 filed a new registration statement, of which this prospectus is a part, and which we refer to as the Registration Statement, that permits us to issue, through one or more transactions, up to an aggregate of $300 million in securities, consisting of common stock and/or debt securities. To date, we have issued $65.1 million in common stock, which leaves a remaining capacity of $234.9 million.

        During the fiscal year ended September 30, 2007, we completed the following offerings pursuant to the above mentioned registration statements. On May 2, 2007, we completed a public offering of 2,000,000 shares of our common stock, at a price of $24.25 per share, less a five percent underwriters' discount; net proceeds of the offering, after underwriting discounts and offering expenses were approximately $45,669,292. On July 24, 2007, we completed an offering of 400,000 shares of our common stock, at a price of $20.41 per share; net proceeds from this offering, after offering expenses, were approximately $8,149,000. On August 22, 2007, we completed an offering of 150,000 shares of our common stock at a price of $21.32, less a three percent placement fee, for net proceeds, after offering expenses, of approximately $2,991,060.

        In October 2007, the start of our 2008 fiscal year, we completed a public offering of 2,500,000 shares of our common stock at a price of $18.70 per share, less the underwriter's discount of five and one-half percent, for net proceeds after offering expenses of approximately $43,745,000. We used the proceeds from all of the above offerings to repay borrowings under our line of credit. In November 2007, the underwriter from our public offering in October 2007, exercised their over-allotment option to purchase an additional 375,000 shares of our common stock, at the same price, which resulted in proceeds of approximately $6,626,250.

Revolving Credit Facility

        Through our wholly-owned subsidiary, Business Loan, we have a $220 million revolving credit facility, which we refer to as the DB Facility, with Deutsche Bank AG, as administrative agent, which is scheduled to mature on May 23, 2008. Pursuant to the DB Facility, Business Loan has pledged the loans it holds to secure future advances by certain institutional lenders. The interest rate charged on the advances under the DB Facility is based on the Commercial Paper, or CP, rate, which is equivalent to the weighted average per annum rates paid by the DB Facility's CP lenders in respect of CP notes issued by the CP lender during such period. Business Loan also has the ability to borrow at an alternative rate from the committed lenders if CP lenders are unable to fund advances. The alternative rate is the London Interbank Offered Rate, or LIBOR, or if LIBOR is unavailable, the Prime Rate or the Federal Funds Rate plus 1.0%. As of January 18, 2008, the outstanding principal balance under this credit facility was approximately $169.9 million at an interest rate of approximately 4.33% plus a 0.95% program fee. Available borrowings are subject to various constraints imposed by Deutsche Bank AG, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are early prepayment or are made as contractually required. At January 18, 2008, the remaining borrowing capacity available under the DB Facility was approximately $50.1 million. In the event that we are not able to renew or refinance the DB Facility once it matures, this could have a material adverse impact on our liquidity and ability to fund new investments.

        The DB Facility contains covenants that require Business Loan to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to our credit and collection policies. The facility also restricts some of the terms and provisions (including interest rates, terms to maturity and payments schedules) and limits the borrower and industry concentrations of loans that are eligible to secure advances. As of September 30, 2007, Business Loan was in compliance with all of the facility covenants.

        We currently intend to securitize the loans held by Business Loan and if we are able to do so, we will use the proceeds from the securitization to pay down any amounts then outstanding under the revolving credit facility.

        The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with the Bank of New York as custodian. Deutsche Bank AG is also the trustee of the account and once a month remits the collected funds to us. For the fiscal year ended September 30, 2007, the amount due from custodian decreased by $356,767 as compared to September 30, 2006.

        Our Adviser services the loans pledged under the DB Facility. As a condition to this servicing arrangement, we executed a performance guaranty pursuant to which we guaranteed that our Adviser would comply fully with all of its obligations under the facility. The performance guaranty requires us to maintain a minimum net worth of $100 million plus 75% of equity issued after May 2003 and to maintain "asset coverage" with respect to "senior securities representing indebtedness" of at least 200%, in accordance with Section 18 of the 1940 Act. As of September 30, 2007, we were in compliance with our covenants under the performance guaranty.

Contractual Obligations and Off-Balance Sheet Arrangements

        The following table shows our significant contractual obligations for the repayment of debt and payment of other contractual obligations as of September 30, 2007:

	Payments due by period
Contractual Obligations	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Purchase Obligations(1)	$72,700,000	$72,700,000	—	—	—

Total	$72,700,000	$72,700,000	—	—	—

(1)
The purchase obligations reflected in the above table represent commitments outstanding as of September 30, 2007 to fund six loan investments of which four, at a cost of $39.9 million, were subsequently closed in October 2007.

        We did not have any significant off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of SEC Regulation S-K as of September 30, 2007.

Quantitative and Qualitative Disclosures About Market Risk

        We are subject to financial market risks, including changes in interest rates. While we expect that ultimately approximately 20% of the loans in our portfolio will be made at fixed rates, with approximately 80% made at variable rates, currently substantially all of our investment portfolio is at variable rates. Our portfolio has approximately 54% of the total loan portfolio cost basis at variable rates with a floor, approximately 2% of the total loan portfolio cost basis at a variable rate with a floor and ceiling, 43% of the total loan portfolio cost basis at variable rates, and 1% at fixed rates. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly have a material adverse effect on our investment objectives and our rate of return on invested capital. Our variable based loans have rates associated with either the current Prime Rate or LIBOR. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

        Under the DB Facility, we have a $220 million revolving line of credit facility, based on variable rates, with Deutsche Bank AG which matures in May 2008.

        We expect to continue to borrow funds to finance future lending activities. These future borrowings may be at fixed or variable rates. For example, interest rates charged on the advances under our credit facility are based on the rate paid by the lenders on commercial paper notes issued by such lenders to fund some or all of the advances, LIBOR, the Prime Rate or the Federal Funds Rate, depending on market conditions, and adjust periodically. As of September 30, 2007, there was an outstanding principal balance of $144.4 million under the DB facility.

        In February 2004, we entered into an interest rate cap agreement in order to fulfill an obligation under the initial terms of the DB Facility to enter into certain hedging transactions in connection with our borrowings under the line of credit. We purchased this interest rate cap agreement with a notional amount of $35 million for a one-time, up-front payment of $304,000. The interest rate cap agreement entitles us to receive payments, if any, equal to the amount by which interest payments on $35 million at the point which one month LIBOR exceed the payments on $35 million at 5%. The cap expires in February 2009. This interest rate cap agreement effectively caps our interest payments on our line of credit borrowing, up to the notional amount of the interest rate cap, at five percent. This mitigates our exposure to increases in interest rates on our borrowings on our lines of credit, which are at variable rates. At September 30, 2007, the cap agreement had a fair market value of $12,314 and a current notional amount of $7.3 million. At September 30, 2007, the one month LIBOR rate was approximately 5.12%.

        To illustrate the potential impact of changes in interest rates on our net increase in net assets resulting from operations, we have performed the following analysis, which assumes that our balance sheet remains constant and no further actions beyond the interest rate cap agreement are taken to alter our existing interest rate sensitivity. Under this analysis, a hypothetical increase in the one month LIBOR or the Prime Rate by 1% would increase our net increase in net assets resulting from operations by approximately $2.1 million, or 13.9%, over the next twelve months, compared to the net increase in net assets resulting from operations for the twelve months ended September 30, 2007. A hypothetical decrease in the one month LIBOR or the Prime Rate by 1% would decrease net increase in net assets resulting from operations by approximately $2.1 million, or 13.9%, over the next twelve months, compared to the net increase in net assets resulting from operations for the twelve months ended September 30, 2007 Although management believes that this analysis is indicative of our existing interest rate sensitivity, it does not adjust for potential changes in credit quality, size and composition of our loan portfolio on the balance sheet and other business developments that could affect net increase in net assets resulting from operations. Accordingly, no assurances can be given that actual results would not differ materially from the results under this hypothetical analysis.

        In the event that we securitize a portion of our loan portfolio, we believe that we will likely be required to enter into further hedging arrangements in the future with respect to securitized loans. While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments.

        We may also experience risk associated with investing in securities of companies with foreign operations. We currently do not anticipate investing in debt or equity of foreign companies, however, some potential portfolio companies may have operations located outside the United States. These risks include, but are not limited to, fluctuations in foreign currency exchange rates, imposition of foreign taxes, changes in exportation regulations and political and social instability.

BUSINESS

About Gladstone Capital Corporation

        We are a specialty finance company that was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 and completed our initial public offering on August 24, 2001. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company, or BDC, under the 1940 Act. In addition, for tax purposes we have elected to be treated as a RIC under the Code.

        We seek to invest in small and medium-sized private U.S. businesses that meet certain criteria, including some but not all of the following: the potential for growth in cash flow, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, profitable operations based on the borrower's cash flow, reasonable capitalization of the borrower (usually by leveraged buyout funds or venture capital funds) and the potential to realize appreciation and gain liquidity in our equity positions, if any. We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the borrower, a public offering of the borrower's stock or by exercising our right to require the borrower to repurchase our warrants, though there can be no assurance that we will always have these rights. We seek to lend to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control.

        We seek to invest primarily in three categories of debt of private companies:

  •
  Senior Subordinated Notes.  We seek to invest a portion of our assets in senior subordinated notes. Holders of senior subordinated notes are subordinated to the rights of holders of senior debt in their right to receive principal and interest payments or, in the case of last out tranches of senior debt, liquidation proceeds from the borrower. As a result, senior subordinated notes are riskier than senior notes. Although such loans are sometimes secured by significant collateral, the lender is largely dependent on the borrower's cash flow for repayment. Additionally, lenders may receive warrants to acquire shares of stock in borrowers or other yield enhancements in connection with these loans. Senior subordinated notes include second lien loans and syndicated second lien loans.

  •
  Senior Notes.  We seek to invest a portion of our assets in senior notes of borrowers. Using its assets and cash flow as collateral, the borrower typically uses senior notes to cover a substantial portion of the funding needed to operate. Senior lenders are exposed to the least risk of all providers of debt because they command a senior position with respect to scheduled interest and principal payments. However, unlike senior subordinated and junior subordinated lenders, these senior lenders typically do not receive any stock, warrants to purchase stock of the borrowers or other yield enhancements. As such, they generally do not participate in the equity appreciation of the value of the business. Senior notes may include revolving lines of credit, senior term loans, senior syndicated loans and senior last-out tranche loans.

  •
  Junior Subordinated Notes.  We also seek to invest a small portion of our assets in junior subordinated notes. Holders of junior subordinated notes are subordinated to the rights of the holders of senior debt and senior subordinated debt in their rights to receive principal and interest payments from the borrower. The risk profile of junior subordinated notes is high, which permits the junior subordinated lender to obtain higher interest rates and more equity and equity-like compensation.

        Approximately 68% of the aggregate cost value of our investment portfolio as of September 30, 2007 was senior debt, approximately 32% was senior subordinated debt and there were no investments in junior subordinated debt. As of September 30, 2007, we had approximately $355.8 million invested in 56 portfolio companies. The aggregate fair value of our investments as of September 30, 2007 was approximately $349.8 million. The following table outlines our investments by type at September 30, 2007 and 2006:

	September 30, 2007		September 30, 2006
	Cost	Fair Value	Cost	Fair Value
Senior Notes	$239,968,710	$234,497,770	$145,225,454	$145,941,287
Senior Subordinated Notes	114,720,818	111,195,102	70,940,532	70,992,032
Junior Subordinated Notes	—	—	—	—
Common Equity Securities	1,069,672	4,151,658	37,000	709,431

Total Investments	$355,759,200	$349,844,530	$216,202,986	$217,642,750

        Investments at fair value consisted of the following industry classifications at September 30, 2007 and 2006:

	September 30, 2007			September 30, 2006
Industry Classification	Fair Value	Percentage of Total Investments	Net Assets	Fair Value	Percentage of Total Investments	Net Assets
Aerospace & Defense	$4,615,750	1.3%	2.1%	$5,529,891	2.6%	3.2%
Automobile	6,245,938	1.8%	2.8%	6,332,906	2.9%	3.7%
Broadcast (TV & Radio)	30,151,019	8.6%	13.6%	—	—	—
Cargo Transport	15,685,197	4.5%	7.1%	8,650,000	4.0%	5.0%
Chemicals, Plastics & Rubber	25,110,192	7.2%	11.4%	31,105,148	14.3%	18.0%
Diversified/Conglomerate Manufacturing	3,710,700	1.1%	1.7%	—	—	—
Electronics	31,351,318	9.0%	14.2%	33,360,123	15.3%	19.3%
Entertainment	—	—	—	3,491,250	1.6%	2.0%
Farming & Agriculture	11,537,833	3.3%	5.2%	709,431	0.3%	0.4%
Finance	2,460,125	0.7%	1.1%	—	—	—
Healthcare, Education & Childcare	36,927,299	10.5%	16.7%	16,707,500	7.7%	9.7%
Home & Office Furnishings	17,057,109	4.9%	7.7%	20,636,991	9.5%	12.0%
Leisure, amusement, movies & entertainment	9,508,750	2.7%	4.3%	—	—	—
Machinery	9,883,350	2.8%	4.5%	—	—	—
Mining, Steel, Iron & Non-precious Metals	27,057,277	7.7%	12.2%	5,233,750	2.4%	3.0%
Oil & Gas	—	—	—	6,056,250	2.8%	3.5%
Personal & Non-durable Consumer Products	8,977,500	2.6%	4.1%	—	—	—
Personal, Food and Miscellaneous Services	—	—	—	6,011,288	2.8%	3.5%
Printing, Publishing & Broadcasting	83,973,941	24.0%	38.0%	16,203,000	7.4%	9.4%
Retail Stores	14,986,500	4.3%	6.8%	14,981,250	6.9%	8.7%
Telecommunications	—	—	—	23,596,040	10.8%	13.7%
Textiles & Leather	10,604,732	3.0%	4.8%	13,785,932	6.3%	8.0%
Utilities	—	—	—	5,252,000	2.4%	3.0%

Total	$349,844,530	100.0%		$217,642,750	100.0%

        The investments at fair value consisted of the following geographic regions of the United States at September 30, 2007 and 2006:

	September 30, 2007			September 30, 2006
Geographic Region	Fair Value	Percentage of Total Investments	Net Assets	Fair Value	Percentage of Total Investments	Net Assets
Midwest	$152,927,681	43.7%	69.2%	$99,413,970	45.7%	57.6%
West	70,842,472	20.2%	32.1%	15,502,538	7.1%	9.0%
Mid-Atlantic	56,865,802	16.3%	25.7%	53,044,805	24.4%	30.7%
Southeast	44,488,416	12.7%	20.1%	24,697,113	11.3%	14.3%
Northeast	17,331,801	5.0%	7.8%	17,209,141	7.9%	10.0%
US Territory	7,388,358	2.1%	3.3%	7,775,183	3.6%	4.5%

	$349,844,530	100.0%		$217,642,750	100.0%

        The geographic region depicts the location of the headquarters for our portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

        Our loans typically range from $5 million to $15 million, generally mature in no more than seven years, and accrue interest at a fixed or variable rate that exceeds the prime rate. Because the majority of the loans in our portfolio consist of term debt of private companies who typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Accordingly, we cannot accurately predict what ratings these loans might receive if they were in fact rated, and thus cannot determine whether or not they could be considered "investment grade" quality.

        We hold our loan investment portfolio through our wholly-owned subsidiary, Business Loan.

Our Investment Adviser and Administrator

        Our Adviser is our external investment adviser and is led by a management team which has extensive experience in our lines of business. Our Adviser's wholly-owned subsidiary, our Administrator, employs our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs. All of our executive officers are officers or directors, or both, of our Adviser and our Administrator.

        Our Adviser and Administrator also provide investment advisory and administrative services to our affiliates Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Investment, a publicly traded business development company; and Gladstone Land Corporation, a private agricultural real estate company. All of our directors and executive officers serve as either directors or executive officers, or both, of Gladstone Commercial and Gladstone Investment. In the future, our Adviser may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

        We have been externally managed by our Adviser since October 1, 2004. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Our Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, DC, and our Adviser also has offices in the states of New York, Illinois, Pennsylvania, New Jersey, Texas and Washington.

Our Investment Strategy

        Our strategy is to make loans at favorable interest rates to small and medium-sized businesses. Our Adviser uses the loan referral networks of Messrs. Gladstone, Stelljes and Brubaker and of its

managing directors to identify and make senior and subordinated loans to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control. We believe that our business strategy will enable us to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes of established private businesses that are backed by leveraged buyout funds, venture capital funds or others. In addition, from time to time we might acquire existing loans that meet this profile from leveraged buyout funds, venture capital funds and others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we might receive when we make loans.

        We target small and medium-sized private businesses that meet certain criteria, including some but not all of the following: the potential for growth in cash flow, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, profitable operations based on the borrower's cash flow, reasonable capitalization of the borrower (usually be leveraged buyout funds or venture capital funds) and the potential to realize appreciation and gain liquidity in our equity position, if any. We may achieve liquidity in an equity position through a merger or acquisition of the borrower, a public offering of the borrower's stock or by exercising our right to require the borrower to repurchase our warrants, although we cannot assure you that we will always have these rights. We can also achieve a similar effect by requiring the borrower to pay us conditional interest, which we refer to as a success fee, upon the occurrence of certain events. Success fees are dependent upon the success of the borrower and the occurrence of a triggering event, and are paid in lieu of warrants to own common stock of the borrower.

Corporate Information

        Our executive offices are located at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102 and our telephone number is (703) 287-5800. Our corporate website is located at www.gladstonecapital.com. Our website and the information contained therein or connected thereto shall not be deemed to be incorporated into this prospectus or the registration statement of which it forms a part.

Investment Process

Overview of Loan Origination and Approval Process

        To originate loans, our Adviser's lending professionals use a referral network comprised of venture capitalists, leveraged buyout fund managers, investment bankers, attorneys, accountants, commercial bankers and business brokers. Our Adviser's lending professionals review informational packages from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objectives, the lending professionals will seek an initial screening of the opportunity from our Adviser's investment committee, which is composed of Messrs. Gladstone, Brubaker and Stelljes. If the applicant passes this initial screening, the lending professionals will conduct a due diligence investigation of the applicant. Upon completion of the due diligence investigation, the lending professionals create a detailed borrower profile summarizing the prospective borrower's historical financial statements, industry and management team and analyzing its conformity to our general investment criteria. The lending professionals then present this profile to our Adviser's investment committee, which must approve each investment.

Prospective Portfolio Company Characteristics

        We have identified certain characteristics that we believe are important to profitably lend to small and medium-sized businesses. The criteria listed below provide general guideposts for our lending and investment decisions, although not all of these criteria may be followed in each instance.

  •
  Growth.  In addition to generating sufficient cash flow to service its debt, a potential borrower generally will be required to establish its ability to grow its cash flow. Anticipated growth will be a key factor in determining the value ascribed to any equity position we acquire in connection with our loans.

  •
  Significant sponsor.  We seek businesses in which leveraged buyout funds or venture capital funds have invested. We believe that a business in which a substantial equity sponsor has made a meaningful investment is more likely to be a good borrowing candidate.

  •
  Liquidation value of assets.  Although we do not generally intend to operate as an asset-based lender, liquidation value of the assets collateralizing our loans is an important factor in each credit decision. Emphasis is placed both on tangible assets (e.g., inventory, plant, property and equipment) and intangible assets (e.g., accounts receivable, customer lists, networks, databases and recurring revenue streams).

  •
  Experienced management team.  We generally require that each borrower have a management team that is experienced and properly incentivized through a significant ownership interest in the borrower. We generally will require that a borrower have, at a minimum, a strong chief executive officer and chief financial officer who have demonstrated the ability to accomplish the borrower's objectives and implement its business plan.

  •
  Profitable or near-profitable operations.  We focus on borrowers that are profitable or near-profitable at the operating level. We do not typically lend to, or invest in, start-up or other early stage companies, nor do we typically lend to, or invest in, businesses that are experiencing significant operating problems.

  •
  Exit strategy.  Prior to making a loan for which we receive a warrant to purchase stock of the borrower or other yield enhancement, we analyze the potential for the borrower to experience a liquidity event that will allow us to realize value for our equity position. Liquidity events include, among other things, an initial public offering, a private sale of our financial interest, a merger or acquisition of the borrower or a purchase of our equity position by the borrower or one of its stockholders.

Extensive Due Diligence

        Our Adviser conducts what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. Our due diligence investigation may begin with a review of publicly available information, and will generally include some or all of the following:

  •
  a review of the potential borrower's historical and projected financial information;

  •
  visits to the prospective borrower's business site(s);

  •
  interviews with the prospective borrower's management, employees, customers and vendors;

  •
  review of all loan documents;

  •
  background checks on the prospective borrower's management team; and

  •
  research on the prospective borrower's products, services or particular industry.

        Upon completion of a due diligence investigation and a decision to proceed with an investment, our Adviser's investment professionals who have primary responsibility for the investment present the investment opportunity to our Adviser's investment committee. The investment committee determines whether to pursue the potential investment. Additional due diligence of a potential investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

        We also rely on the long-term relationships that our Adviser's professionals have with venture capitalists, leveraged buyout fund managers, investment bankers, commercial bankers and business brokers, and on the extensive direct experiences of our executive officers and managing directors in providing debt and equity capital to small and medium-sized private businesses.

Investment Structure

        We typically invest in senior, senior subordinated and junior subordinated loans. Our loans typically range from $5 million to $15 million, although the size of our investments may vary as our capital base changes. Our loans generally mature within seven years and accrue interest at a fixed or variable rate that exceeds the prime rate. In the past, some of our loans have had a provision that calls for some portion of the interest payments to be deferred and added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called "paid in kind," or PIK, interest, and, when earned, we record PIK income as interest income and add the PIK interest to the principal balance of the loans.

        To the extent possible, our loans generally are collateralized by a security interest in the borrower's assets. In senior and subordinated loans, we do not usually have the first claim on these assets. Interest payments on loans we make will generally be made monthly or quarterly (except to the extent of any PIK interest) with amortization of principal generally being deferred for several years. The principal amount of the loans and any accrued but unpaid interest will generally become due at maturity at five to seven years. We seek to make loans that are accompanied by warrants to purchase stock in the borrowers or other yield enhancement features, such as success fees. Any warrants that we receive will typically have an exercise price equal to the fair value of the portfolio company's common stock at the time of the loan and entitle us to purchase a modest percentage of the borrower's stock. Success fees are conditional interest that is paid if the borrower is successful. The success fee is calculated as additional interest on the loan and is paid upon the occurrence of certain triggering events, such as the sale of the borrower. If the event or events do not occur, no success fee will be paid.

        From time to time, a portfolio company may request additional financing, providing us with additional lending opportunities. We will consider such requests for additional financing under the criteria we have established for initial investments and we anticipate that any debt securities we acquire in a follow-on financing will have characteristics comparable to those issued in the original financing. In some situations, our failure, inability or decision not to make a follow-on investment may be detrimental to the operations or survival of a portfolio company, and thus may jeopardize our investment in that borrower.

        As noted above, we expect to receive yield enhancements in connection with many of our loans, which may include warrants to purchase stock or success fees. If a financing is successful, not only will our debt securities have been repaid with interest, but we will be in a position to realize a gain on the accompanying equity interests or other yield enhancements. The opportunity to realize such gain may occur if the borrower is sold to new owners or if it makes a public offering of its stock. In most cases, we will not have the right to require that a borrower undergo an initial public offering by registering securities under the Securities Act, but we generally will have the right to sell our equity interests in any subsequent public offering by the borrower. Even when we have the right to participate in a borrower's public offering, the underwriters might insist, particularly if we own a large amount of equity securities, that we retain all or a substantial portion of our shares for a specified period of time. Moreover, we may decide not to sell an equity position even when we have the right and the opportunity to do so. Thus, although we expect to dispose of an equity interest after a certain time, situations may arise in which we hold equity securities for a longer period.

Temporary Investments

        Pending investment in the debt of private companies, we invest our otherwise uninvested cash primarily in cash, cash items, government securities or high-quality debt securities maturing in one year or less from the time of investment, to which we refer collectively as temporary investments, so that 70% of our assets are "qualifying assets" for purposes of the business development company provisions of the 1940 Act. For information regarding regulations to which we are subject and the definition of "qualifying assets," see "Regulation as a Business Development Company."

Hedging Strategies

        Although it has not yet happened, nor do we expect this to happen in the near future, when one of our portfolio companies goes public, we may undertake hedging strategies with regard to any equity interests that we may have in that company. We may mitigate risks associated with the volatility of publicly traded securities by, for instance, selling securities short or writing or buying call or put options. Hedging against a decline in the value of such investments in public companies would not eliminate fluctuations in the values of such investments or prevent losses if the values of such investments decline, but would establish other investments designed to gain from those same developments. Therefore, by engaging in hedging transactions, we can moderate the decline in the value of our hedged investments in public companies. However, such hedging transactions would also limit our opportunity to gain from an increase in the value of our investment in the public company. Pursuant to our initial line of credit, we agreed to enter into hedging transactions, such as interest rate cap agreements, in connection with the borrowings that we make under our line of credit. To date, we hold only one interest rate cap agreement. In the event that we securitize a portion of our loan portfolio in the future, we believe that we will likely be required to enter into similar arrangements with respect to the securitized loans. Hedging strategies do pose risks to us and our stockholders, however we believe that such activities, because they will be limited to only a portion of our portfolio, are manageable.

        Section 12(a)(3) of the 1940 Act prohibits us from effecting a short sale of any security "in contravention of such rules and regulations or orders as the SEC may prescribe as necessary or appropriate in the public interest or for the protection of investors..." However, to date, the SEC has not promulgated regulations under this statute. It is possible that such regulations could be promulgated in the future in a way that would require us to change any hedging strategies that we may adopt. We will only engage in hedging activities in compliance with applicable law and regulations.

Competitive Advantages

        A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. However, we believe that we have the following competitive advantages over other providers of financing to small and mid-sized businesses:

Management Expertise

        David Gladstone, our chairman and chief executive officer, is also the chairman and chief executive officer of our Adviser and its affiliated companies, which we refer to as the Gladstone Companies, and has been involved in all aspects of the Gladstone Companies' investment activities, including serving as a member of our Adviser's investment committee. Terry Lee Brubaker is our vice chairman and chief operating officer and has substantial experience in acquisitions and operations of companies. George Stelljes III is our president and chief investment officer and has extensive experience in leveraged finance. Messrs. Gladstone, Brubaker and Stelljes have principal management responsibility for our Adviser as its senior executive officers. These individuals dedicate a significant portion of their time to managing our investment portfolio. Our senior management has extensive experience providing capital to small and mid-sized companies and has worked together for more than 10 years. In addition, we have access to the resources and expertise of our Adviser's investment professionals and supporting staff who possess a broad range of transactional, financial, managerial, and investment skills. We expect that our Adviser will continue to hire additional investment professionals in the future.

Increased Access to Investment Opportunities Developed Through an Extensive Network of Contacts

        Our Adviser seeks to identify potential investments both through active origination and due diligence and through its dialogue with numerous management teams, members of the financial community and potential corporate partners with whom our Adviser's investment professionals have long-term relationships. We believe that our Adviser's investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities, and that their reputation in investment management enables us to identify well-positioned prospective portfolio companies which provide attractive investment opportunities. Additionally, our Adviser expects to generate information from its professionals' network of accountants, consultants, lawyers and management teams of portfolio companies and other companies.

Disciplined, Value-and-Income-Oriented Investment Philosophy with a Focus on Preservation of Capital

        In making its investment decisions, our Adviser focuses on the risk and reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing the potential for capital appreciation. We expect our Adviser to use the same value-and-income-oriented investment philosophy that its professionals use in the management of the other Gladstone Companies and to commit resources to management of downside exposure. Our Adviser's approach seeks to reduce our risk in investments by using some or all of the following approaches:

  •
  focusing on companies with good market positions, established management teams and good cash flow;

  •
  investing in businesses with experienced management teams;

  •
  engaging in extensive due diligence from the perspective of a long-term investor;

  •
  investing at low price-to-cash flow multiples; or

  •
  adopting flexible transaction structures by drawing on the experience of the investment professionals of our Adviser and its affiliates.

Longer Investment Horizon with Attractive Publicly Traded Model

        Unlike private equity and venture capital funds that are typically organized as finite-life partnerships, we are not subject to standard periodic capital return requirements. The partnership agreements of most private equity and venture capital funds typically provide that these funds may only invest investors' capital once and must return all capital and realized gains to investors within a finite time period, often seven to ten years. These provisions often force private equity and venture capital funds to seek returns on their investments by causing their portfolio companies to pursue mergers, public equity offerings, or other liquidity events more quickly than might otherwise be optimal or desirable, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to achieve greater long-term returns on invested capital.

Flexible Transaction Structuring

        We believe that we are well-positioned to provide financing to small and medium-sized businesses that are undergoing a change of ownership, including management-led and third party leveraged buyouts, and to those businesses that have good growth characteristics. We are not limited by the capital and other regulatory requirements of the banking and savings and loan industries and we have relatively low overhead and administrative expenses. Moreover, our strategy of seeking yield enhancements, such as success fees, is intended to closely align our interests with those of our portfolio companies, thereby reducing transaction costs, conveying our commitment to our borrowers and enhancing our attractiveness as a financing source. Perhaps most importantly, we believe that we have the experience and expertise to satisfy the financing needs of such businesses. As a business development company, we are subject to certain general restrictions on investing in any portfolio company in which our affiliates currently have an investment, or making co-investments with our affiliates. However, in certain circumstances, we may co-invest in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and to the prior approval of our Board of Directors.

Leverage

        For the purpose of making investments other than temporary investments and to take advantage of favorable interest rates, we intend to issue senior debt securities (including borrowings under our current line of credit) up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us to issue senior debt securities and preferred stock, to which we refer collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. We may also incur such indebtedness to repurchase our common stock. As a result of issuing senior securities, we are exposed to the risks of leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is less than twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders. Our Board of Directors is authorized to provide for the issuance of preferred stock with such preferences, powers, rights and privileges as it deems appropriate, provided that such an issuance adheres to the requirements of the 1940 Act. See "Regulation as a Business Development Company—Asset Coverage" for a discussion of our leveraging constraints.

Securitization

        We have a wholly-owned subsidiary, Business Loan, which acquires and holds loans that we anticipate will be securitized in the future. Business Loan entered into a credit agreement with a group of institutional lenders that provides for a $220 million revolving credit facility. We use these proceeds to make additional loans and increase the size of our loan portfolio. We currently intend to securitize all of the loans held by Business Loan and, if we are able to securitize these loans, we will use the proceeds from the securitization to pay down any amounts outstanding under the revolving credit facility.

Ongoing Relationships with and Monitoring of Portfolio Companies

Monitoring

        Our Adviser's investment professionals monitor the financial trends of each portfolio company on an ongoing basis to determine if each is meeting its respective business plans and to assess the appropriate course of action for each company. We monitor the status and performance of each portfolio company and use it to evaluate the overall performance of our portfolio.

        Our Adviser employs various methods of evaluating and monitoring the performance of our investments, which include some or all of following:

  •
  Assessment of success in the portfolio company's overall adherence to its business plan and compliance with covenants;

  •
  Attendance at and participation in meetings of the portfolio company's board of directors;

  •
  Periodic contact, including formal update interviews with portfolio company management, and, if appropriate, the financial or strategic sponsor;

  •
  Comparison with other companies in the portfolio company's industry; and

  •
  Review of monthly and quarterly financial statements and financial projections for portfolio companies.

Managerial Assistance and Services

        As a business development company, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Neither we nor our Adviser currently receives fees in connection with managerial assistance. Our Adviser provides other services to our portfolio companies and receives fees for these other services, certain of which are credited by 50% against the investment advisory fees that we pay our Adviser.

Valuation Process

        The following is a general description of the steps we take each quarter to determine the value of our investment portfolio. All of our portfolio investments are recorded at fair value as determined in good faith by our Adviser and our management using procedures established by, and under the direction of our Board of Directors. As a result, there is uncertainty as to the value of our portfolio investments and our estimates of fair value may differ significantly from the values that could obtained if a ready market for the securities existed. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations. In addition, investments for which a limited market exists and that have not been rated by an NRSRO (such as certain participations in syndicated loans) are submitted to SPSE for opinions of value, along with the indicative bid price offered by the syndication agent's desk on or near the valuation date to validate the indicative bid price offered by the syndication agent's desk. With respect to any investments for which market quotations are not readily available, we perform the following valuation process each quarter:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially assessed by our Adviser's investment professionals responsible for the investment, using valuation policies and procedures previously established by our Board of Directors.

  •
  For certain debt securities and debt securities in which we have an equity, or equity-like interest, we will seek an independent opinion of value of such debt securities from SPSE.

  •
  Preliminary valuation conclusions are then discussed with our management, and documented, along with any SPSE opinions of value, for review by our Board of Directors.

  •
  Our Board of Directors reviews this documentation and discusses the input of our Adviser, management, and the opinions of value of SPSE to arrive at a determination for the aggregate fair value of our portfolio of investments.

        Our valuation policies, procedures and processes are more fully described under "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Investment Valuation."

Investment Advisory and Administration Agreements

        Since October 1, 2004, we have been externally managed pursuant to a contractual investment advisory arrangement with our Adviser, under which our Adviser has directly employed all of our personnel and paid its payroll, benefits, and general expenses directly. The Initial Advisory Agreement was in place from October 1, 2004 through September 30, 2006. On October 1, 2006, we entered into the Amended Advisory Agreement with our Adviser and the Administration Agreement with our Administrator. Our Board of Directors proposed the Amended Advisory Agreement to stockholders in order to provide what it considers to be more appropriate incentives to reward fund management, and our stockholders approved each of these agreements on December 2, 2005. The management services and fees in effect under the Initial and Amended Advisory Agreements are described below. In addition to the fees described below, certain fees received by our Adviser from our portfolio companies were 100% credited, prior to April 1, 2007, or 50% credited subsequent to April 1, 2007, against the investment advisory fee. In addition, we continue to pay our direct expenses including, but not limited to, directors fees, legal and accounting fees, and stockholder related expenses under the Amended Advisory Agreement.

Management services and fees in effect through September 30, 2006

        Pursuant to the Initial Advisory Agreement, we paid our Adviser an annual advisory fee of 1.25% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.3125%, and an annual administrative fee of 0.75% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.1875%. Our Adviser's Board of Directors agreed to waive, for the quarters ending June 30, 2006 and September 30, 2006, the annual advisory fee of 1.25% to 0.5% for those senior syndicated loans in which we had existing syndicated second lien participations.

Management services and fees under the amended and restated investment advisory agreement

        Effective October 1, 2006, we pay our Adviser an annual base management fee of 2% of our average gross assets, which is defined as total assets less cash and cash equivalents pledged to creditors calculated as of the end of the two most recently completed fiscal quarters, in addition to a two-part incentive fee. The first part of the incentive fee is an income-based incentive fee which rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the "hurdle rate"). We pay our Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

        The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Amended Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio.

        Our Adviser's Board of Directors has agreed to waive, for the all the quarterly fees incurred during the fiscal year ended September 30, 2007 and for the quarters ending December 31, 2007 and March 31, 2008, the annual 2.0% base management fee to 0.5% for senior syndicated loan participations.

        Under the Amended Advisory Agreement, we pay separately for administrative services under the Administration Agreement. The Administration Agreement provides for payments equal to our allocable portion of our Administrator's overhead expenses in performing its obligations under the Administration Agreement, including but not limited to rent, and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer and controller and their respective staffs.

License Agreement

        We have entered into a license agreement with our Adviser, pursuant to which our Adviser has granted us a non-exclusive license to use the name "Gladstone" and the Diamond G trademark. The amount of the fee is negotiable on an annual basis by our compensation committee and approved by a majority of our independent directors. This license agreement requires us to pay our Adviser a royalty fee of $10 per quarter as a result of the last negotiation. The license arrangement will terminate in the event that our Adviser is no longer our investment adviser.

Code of Ethics

        We and our Adviser have each adopted a Code of Ethics and Business Conduct applicable to our officers, directors and all employees of our Adviser and our Administrator that comply with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act. As required by the 1940 Act, this code establishes procedures for personal investments, restricts certain transactions by our personnel and requires the reporting of certain transactions and holdings by our personnel. A copy of this code is available for review, free of charge, at our website at www.gladstonecapital.com. We intend to provide disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website within four days of its effectiveness.

Compliance Policies and Procedures

        We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer, John Dellafiora, who also serves as chief compliance officer for our Adviser.

Competition

        A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals. Recently we have seen an increase in our competition such that terms and rates for proposed loans have been reduced. However, we believe that our extensive loan referral network and flexible transaction structuring enable us to compete effectively for opportunities in the current market environment.

Staffing

        We do not currently have any employees and do not expect to have any employees in the foreseeable future. Currently, services necessary for our business are provided by individuals who are employees of our Adviser and our Administrator pursuant to the terms of the Amended Advisory Agreement and the Administration Agreement, respectively. Each of our executive officers is an employee or officer, or both, of our Adviser and our Administrator. No employee of our Adviser or our Administrator will dedicate all of his or her time to us. However, we expect that 20-25 full time employees of our Adviser or our Administrator will spend substantial time on our matters during the remainder of calendar year 2008. We anticipate that the number of employees of our Adviser who devote time to our matters will increase as we acquire more investments. Effective October 1, 2006, with our entrance into the Amended Advisory and Administration Agreements, as approved by our stockholders on December 2, 2005, accounting and compliance services are provided by the same individuals who currently provide these services to us, however these individuals now provide these services to us through our Administrator pursuant to the Administration Agreement. All other services continue to be performed by the same individuals under the Amended Advisory Agreement.

        As of January 15, 2008, our Adviser and our Administrator had 60 full-time employees. A breakdown of these full-time employees is summarized by functional area in the table below:

Number of Individuals	Functional Area
6	Executive Management
41	Investment Management, Portfolio Management and Due Diligence
13	Administration, Accounting, Compliance and Human Resources

Properties

        We do not own any real estate or other physical properties materially important to our operation. Our Adviser is the current leaseholder of all properties in which we operate. We occupy these premises pursuant to our Amended Advisory and Administration Agreements with our Adviser and Gladstone Administration, respectively. Our Adviser and Administrator are headquartered in McLean, Virginia and our Adviser also has operations in the states of New York, New Jersey, Illinois, Pennsylvania, Texas and Washington.

Legal Proceedings

        We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us.

PORTFOLIO COMPANIES

        The following table sets forth certain information as of September 30, 2007, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment policies and procedures described in this prospectus.

Company	Industry	Investment(1)	Cost		Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS
Access Television Network, Inc.(2) 2600 Michelson Drive Suite 1650 Irvine, California 91612	Service-cable airtime (infomercials)	Line of Credit(9) (11.8% Due 3/2009) Senior Term Debt(6) (11.8% Due 3/2009)	$	— 2,616,283	$	— 2,557,844
ActivStyle Acquisition Co.(2) 3100 Pacific Street North Minneapolis, MN 55411	Service-medical products distribution	Line of Credit(6)(10) (10.0%, Due 7/2009) Senior Term Debt(6) (10.0%, Due 9/2012) Senior Term Debt(3)(6) (12.6%, Due 9/2012)		600,000 5,245,000 4,435,000		597,000 5,218,775 4,407,281
Allison Publications, LLC(2) 4311 Oak Lawn, Suite 100 Dallas, Texas 75219	Service-publisher of consumer oriented magazines	Senior Term Debt(6) (9.8%, Due 12/2011)		7,884,092		7,779,503
Anitox Acquisition Company(2) 1055 Progress Circle Lawrenceville, GA 30043	Manufacturing-preservatives for animal feed	Senior Real Estate Term Debt (8.8%, Due 1/2012) Line of Credit(11) (10.0%, Due 1/2010) Senior Term Debt(6) (10.0%, Due 1/2012) Senior Term Debt(3)(6) (12.3%, Due 1/2012)		3,110,050 — 2,750,000 2,750,000		3,060,000 — 2,736,250 2,736,250
Badanco Acquisition Corp. 994 Riverview Drive Totowa, NJ 07512	Service-luggage design and distribution	Senior Subordinated Term Debt(6) (12.4%, Due 7/2012)		9,652,500		9,628,369
Bresnan Communications, LLC One Manhattanville Rd. Purchase, NY 10577-2596	Service-telecommunications	Senior Term Debt(7) (7.4%, Due 9/2013) Senior Subordinated Term Debt(7) (9.9%, Due 3/2014)		3,001,802 1,510,006		2,910,000 1,485,000
CCS, LLC 729 S. Bernard Spokane, Washington 99204	Service-cable tv franchise owner	Senior Term Debt(6) (11.8%, Due 10/2007)		3,432,830		3,416,330
CHG Companies, Inc.(2) 4021 South 700 Suite 300 Salt Lake City, UT 84107	Service-healthcare staffing	Letter of Credit(6)(7) (7.1%, Due 12/2012) Senior Term Debt(6)(7) (7.9%, Due 12/2012) Senior Subordinated Term Debt(6)(7) (11.9%, Due 12/2012)		400,000 1,588,000 500,000		385,000 1,528,450 480,000
Chinese Yellow Pages Company 51 West Mountain Road Ridgefield, CT 06877	Service-publisher of Chinese language directories	Line of Credit(6)(12) (11.8%, Due 9/2010) Senior Term Debt(6) (11.8%, Due 9/2010)		230,071 1,070,643		228,633 1,051,383
Clinton Holdings, LLC(2) 6270 Van Buren Road Clinton, OH 44216	Distribution-aluminum sheets and stainless steel	Senior Subordinated Term Debt (13.0%, Due 1/2013) Common Stock Warrants(8)		15,500,000 109,124		15,500,000 222,777
CMI Acquisition, LLC(2) 4211 E. 43rd St. Place Kearney, NE 68848	Service-recycling	Senior Subordinated Term Debt(6) (12.4%, Due 11/2012)		6,500,000		6,451,250
Community Media Corporation 9559 Valley View Street Cypress, California 90630	Service-publisher of free weekly newspapers	Senior Term Debt(6) (9.8%, Due 8/2012)		2,510,974		2,481,780

Country Road Communications LLC(2) 1500 Mt. Kemble Avenue Suite 203 Morristown, NJ 07960	Service-telecommunications	Senior Subordinated Term Debt(6)(7) (13.1%, Due 7/2013)	$5,967,246	$5,880,000
Defiance Acquisition Corporation 1090 Perry Street Defiance, OH 43512	Manufacturing-trucking parts	Senior Term Debt(3)(6) (13.8%, Due 4/2010)	6,325,000	6,245,938
Doe & Ingalls Management LLC(2) 1301 Person Street Durham, NC 27703	Distributor-specialty chemicals	Senior Term Debt(6) (9.3%, Due 11/2010) Senior Term Debt(3)(6) (10.3%, Due 11/2010)	3,900,000 4,455,000	3,900,000 4,455,000
Emdeon Business Services, Inc 26 Century Blvd. Nashville, TN 37214	Service-health care technology solutions	Senior Term Debt(7) (7.4%, Due 11/2013) Senior Subordinated Term Debt(7) (10.2%, Due 5/2014)	2,433,992 2,012,968	2,382,949 1,985,000
Express Courier International, Inc. P.O. Box 290279 Nashville,TN 37229-0279	Service-ground delivery and logistics	Line of Credit(6)(13) (10.0%, Due 6/2009) Senior Term Debt(6) (10.0%, Due 6/2011) Senior Term Debt(3)(6) (12.3%, Due 6/2011)	900,000 4,112,500 3,950,000	898,875 4,107,359 3,945,063
Finn Corporation 9281 Lesaint Drive Fairfield, OH 45014	Manufacturing-landscape equipment	Common Stock Warrants(8)	37,000	3,005,333
Global Materials Technologies, Inc. 1540 E. Dundee Road Palatine, IL 60067	Manufacturing-steelwool products and metal fibers	Senior Term Debt(3)(6) (14.8%, Due 11/2009)	5,100,000	4,883,250
GTM Holdings, Inc.(2) 514 West 21st Street P.O. Box 580 Newton, NC 28658	Manufacturing-socks	Senior Term Debt(7) (8.1%, Due 10/2013) Senior Subordinated Term Debt(7) (11.4%, Due 4/2014)	496,250 500,000	481,363 495,000
Greatwide Logistics Services, Inc. 5215 N. O'Connor Boulevard Suite 200 Irving, TX 75039	Service-logistics and transportation	Senior Term Debt(7) (8.7%, Due 12/2013) Senior Subordinated Term Debt(7) (11.7%, Due 6/2014)	3,970,000 4,000,000	3,453,900 3,280,000
Harrington Holdings, Inc.(2) 1810 Summit Conference Park Twinsburg, OH 44087	Service-health care products distribution	Senior Term Debt(7) (7.4%, Due 1/2014) Senior Subordinated Term Debt(7) (11.2%, Due 1/2014)	2,487,500 5,000,000	2,419,094 4,825,000
Heartland Communications Group, LLC(2) 4650 West Spencer Street Appleton, Wisconsin 54914	Service-radio station operator	Line of Credit(6)(14) (11.3%, Due 5/2008) Senior Term Debt(6) (11.3%, Due 5/2011)	9,856 4,824,340	9,807 4,533,921
IJGT Acquisition Company 58 Hospital Center Common Hilton Head, SC 29926	Service-golf training	Line of Credit(6)(15) (10.0%, Due 5/2010) Senior Term Debt(6) (10.0%, Due 5/2012) Senior Term Debt(3)(6) (12.3%, Due 5/2012)	500,000 2,650,000 2,500,000	497,500 2,636,750 2,481,250
It's Just Lunch International, LLC 44-489 Town Center Way Suite 500 Palm Desert, CA 92260	Service-dating service	Line of Credit(6)(16) (9.8%, Due 6/2009) Senior Term Debt(6) (10.0%, Due 6/2011) Senior Term Debt(3)(6)(16) (12.3%, Due 6/2011)	550,000 3,300,000 500,000	492,250 2,953,500 447,500

John Henry Holdings, Inc.(2) 5800 W. Grand River Ave PO Box 17099 Lansing, MI 48901	Manufacturing-packaging products	Senior Subordinated Term Debt(7) (12.8%, Due 6/2011)	$8,000,000	$8,000,000
Kinetek Acquisition Corp. Arbor Lake Center, Suite 550 1751 Lake Cook Road Deerfield, IL 60015	Manufacturing-custom engineered motors & controls	Senior Term Debt(7) (7.6%, Due 11/2013) Senior Subordinated Term Debt(7) (10.6%, Due 5/2014)	1,494,240 1,508,870	1,444,087 1,440,000
KMBQ Corporation 2200 East Parks Highway Wasilla, Alaska 99654	Service-AM/FM radio broadcaster	Line of Credit(17) (12.8%, Due 3/2010) Senior Term Debt(6) (12.8%, Due 3/2010)	152,000 1,813,174	151,240 1,785,518
Local Tel, Inc. 210 Bear Hill Rd. Suite 400 Waltham, MA 02451	Service-yellow pages publishing	Line of Credit(6)(18) (10.3%, Due 6/2009) Senior Term Debt(6) (10.3%, Due 6/2011) Senior Term Debt(3)(6) (12.8%, Due 6/2011)	1,135,000 2,687,500 2,750,000	947,725 2,244,063 2,200,000
MacFadden Performing Arts Media LLC 333 Seventh Avenue, 11th Floor New York, New York 10001	Service-magazine publisher	Line of Credit(6)(19) (10.8%, Due 6/2009) Senior Term Debt(6) (10.8%, Due 6/2009)	515,979 6,705,338	510,175 6,558,379
Meteor Holding Corporation(2) 90 Coles Road Blackwood, NJ 08012-4683	Manufacturing-barcode scanning and data capture	Senior Term Debt(7) (8.2%, Due 12/2013) Senior Subordinated Term Debt(7) (11.5%, Due 12/2013)	2,348,200 1,500,000	2,324,718 1,425,000
Multi-Ag Media LLC(2) 2004 Eastwood Road, Suite 101 Wilmington, NC 28405	Service-dairy magazine epublisher/Information database	Senior Term Debt(6) (11.8%, Due 12/2009)	2,548,152	2,523,045
Newhall Holdings, Inc.(2) 26529 Ruether Ave Santa Clarita, CA 91350	Service-distributor of personal care products and supplements	Line of Credit(6)(20) (8.8%, Due 5/2010) Senior Term Debt(3)(6) (9.5%, Due 5/2012) Senior Term Debt(3)(6) (11.8%, Due 5/2012)	— 4,500,000 4,500,000	— 4,488,750 4,488,750
Northern Contours, Inc.(2) 409 South Roberts Street Fergus Falls, MN 56537	Manufacturing-veneer and laminate components	Senior Subordinated Term Debt(6) (12.8%, Due 5/2010)	7,000,000	6,982,500
Pinnacle Treatment Centers, Inc. 59 31st Street Pittsburgh, PA 15201	Service-Addiction treatment centers	Line of Credit(21) (10.0%, Due 12/2009) Senior Term Debt(6) (10.0%, Due 12/2011) Senior Term Debt(3)(6) (12.8%, Due 12/2011)	— 2,500,000 4,500,000	— 2,487,500 4,466,250
Precision Acquisition Group Holdings, Inc.(2) 435 Burt Street Sistersville, WV 26175	Manufacturing-consumable components for the aluminum industry	Equipment Note(6)(2) (10.3%, Due 10/2011) Senior Term Debt(6) (10.3%, Due 10/2010) Senior Term Debt(3)(6) (12.3%, Due 10/2010)	671,850 5,000,000 4,200,000	671,850 5,006,250 4,205,250
PROFIT Systems Acquisition Co.(2) 422 E. Vermijo Avenue Suite 100 Colorado Springs, CO 80903	Service-design and develop ERP software	Line of Credit(23) (10.0%, Due 7/2009) Senior Term Debt(6) (10.0%, Due 7/2011) Senior Term Debt(3)(6) (12.3%, Due 7/2011)	— 2,800,000 2,900,000	— 2,796,500 2,896,375

Puerto Rico Cable Acquisition Company, Inc. 996 Street San Roberto Reparto Loyola, Bo. Monacillos San Juan, PR 00926	Service-telecommunications	Senior Subordinated Term Debt(6)(7) (11.5%, Due 1/2012)	$7,798,538	$7,388,358
Reading Broadcasting, Inc. 8 Penn Center, Suite 950 1628 John F. Kennedy Blvd. Philadelphia, PA 19103	Service-television station operator	Senior Term Debt(6) (12.3%, Due 3/2008)	7,560,031	7,497,971
RCS Management Holding Co. 16535 Southpark Drive Westfield, IN 46074	Service-health care supplier	Senior Term Debt(3)(6) (10.3%, Due 1/2011) Senior Term Debt(4)(6) (12.8%, Due 1/2011)	3,000,000 3,000,000	2,880,000 2,865,000
Red Prairie Holding, Inc.(2) 20700 Swenson Drive Waukesha, WI 53186	Service-design and develop supply chain software	Senior Term Debt(7) (8.5%, Due 7/2012) Senior Subordinated Term Debt(7) (11.9%, Due 1/2013)	4,457,500 3,000,000	4,234,625 2,850,000
Risk Metrics Group Holdings, LLC One Chase Manhattan Plaza 44th Floor New York, NY 10005	Service-develop risk and wealth management solutions	Senior Term Debt(7) (7.4%, Due 1/2014) Senior Subordinated Term Debt(7) (10.7%, Due 7/2014)	1,990,000 500,000	1,965,125 495,000
SCI Cable, Inc. 6700 South Topeka Boulevard Building 818, Unit N4 Topeka, Kansas 66619	Service-cable, internet, voice provider	Senior Term Debt(6) (13.8%, Due 10/2008)	2,482,106	2,398,388
SCS Acquisition Corp.(2) 7645 WoodlandDrive Indianapolis, IN 46278	Service-chemically treated equipment distribution	Senior Term Debt(6)(18) (9.8%, Due 12/2011) Senior Term Debt(3)(6)(18) (11.8%, Due 12/2011)	5,117,311 6,493,750	5,110,914 6,477,516
Sunburst Media-Louisiana, LLC 300 Crescent Court, Suite 850 Dallas, Texas 75201	Service- radio station operator	Senior Term Debt(6) (11.5%, Due 6/2011)	7,878,036	7,800,000
Sunshine Media Holdings 8283 N. Hayden Rd. Scottsdale, AZ 85258	Service-publisher regional B2B trade magazines	Credit Facility(6)(24) (9.8%, Due 5/2010) Senior Term Debt(6) (9.8%, Due 5/2012) Senior Term Debt(3)(6) (12.3%, Due 5/2012)	700,000 17,000,000 10,000,000	694,750 16,915,000 9,925,000
Thibaut Acquisition Co. 480 Frelinghuysen Avenue Newark, NJ 07114	Service-design and distribute wallcovering	Credit Facility(6)(25) (10.3%, Due 1/2011) Senior Term Debt(6) (10.3%, Due 1/2011) Senior Term Debt(3)(6) (12.8%, Due 1/2011)	800,000 2,712,500 3,000,000	798,000 2,709,109 2,992,500
U.S.HealthCare Communications, LLC 318 Cleveland Ave., Unit 1 Highland Park, New Jersey 08904	Service-magazine publisher/operator	Senior Term Debt(6)(26) (non-accrual, Due 4/2011)	2,244,657	1,809,158
Viapack, Inc.(2) 36-08 Review Avenue Long Island City, NY 11101	Manufacturing-polyethylene film	Senior Real Estate Term Debt (10.3%, Due 3/2011) Senior Term Debt(3)(6) (11.8%, Due 3/2011)	975,000 4,223,438	975,000 4,191,762
Visual Edge Technology, Inc.(2) 3874 Highland Park NW North Canton, OH 44720	Service-office equipment distribution	Senior Subordinated Term Debt(6) (13.8%, Due 8/2011)	5,000,000	3,575,000
Wesco Holdings, Inc.(2) 27727 Avenue Scott Valencia, CA 91355	Service-aerospace parts and distribution	Senior Term Debt(7) (7.5%, Due 9/2013) Senior Subordinated Term Debt(7) (11.0%, Due 3/2014)	2,454,430 2,270,690	2,382,625 2,233,125

West Coast Yellow Pages, Inc. 330 Hatch Drive, Suite A Foster City, CA 94404	Service-directory publisher	Senior Term Debt(6) (13.3%, Due 8/2010)	$1,584,335	$1,518,441
Westlake Hardware, Inc.(2) 14000 Marshall Dr. Lenexa, KS 66215	Retail-hardware and variety	Senior Subordinated Term Debt(6) (13.0%, Due 1/2011)	15,000,000	14,986,500
Winchester Electronics 62 Barnes Industrial Road North Wallingford, CT 06492	Manufacturing-high bandwidth connectors and cables	Senior Term Debt(6) (9.5%, Due 5/2013) Senior Subordinated Term Debt(6) (12.8%, Due 4/2013)	1,995,000 10,000,000	1,990,013 9,950,000
WP Evenflo Group Holdings Inc.(2) 707 Crossroads Court Vandalia, OH 45377	Manufacturing-infant and juvenile products	Senior Term Debt(7) (8.0%, Due 2/2013) Senior Subordinated Term Debt(7) (11.5%, Due 2/2014)	1,990,000 2,000,000	1,850,700 1,860,000

Total Non-Control/Non-Affiliate Investments			$354,835,652	$348,920,982

CONTROL INVESTMENTS
BERTL, Inc. 200 Craig Road Manalapan, NJ 07726	Service-web-based evaluator of digital Imaging products	Common Stock(5)(8)	923,548	923,548

Total Investments(27)			$355,759,200	$349,844,530

(1)
Percentage represents interest rates in effect at September 30, 2007 and due date represents the contractual maturity date.

(2)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(3)
Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(4)
Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt, however the debt is junior to another Last Out Tranche.

(5)
Investment valued at cost due to recent acquisition.

(6)
Fair value was based on opinions of value submitted by Standard & Poor's Securities Evaluations, Inc.

(7)
Marketable securities, such as syndicated loans, are valued based on the indicative bid price, as of September 28, 2007, from the respective originating syndication agent's trading desk.

(8)
Security is non-income producing.

(9)
Availability under the Access TV credit facility totals $500,000. There were no borrowings outstanding as of September 30, 2007.

(10)
Availability under the ActivStyle credit facility totals $1,500,000. Borrowings of $600,000 were outstanding at September 30, 2007.

(11)
Availability under the Anitox credit facility totals $3,000,000. There were no borrowings outstanding at September 30, 2007.

(12)
Availability under the Chinese Yellow Pages credit facility totals $950,000. Borrowings of $230,071 were outstanding at September 30, 2007.

(13)
Availability under the Express Courier credit facility totals $1,500,000. Borrowings of $900,000 were outstanding at September 30, 2007.

(14)
Availability under the Heartland credit facility totals $500,000. Borrowings of $9,856 were outstanding at September 30, 2007.

(15)
Availability under the International Junior Golf credit facility totals $1,000,000. Borrowings of $500,000 were outstanding at September 30, 2007.

(16)
Availability under the It's Just Lunch revolving credit facility totals $750,000, borrowings of $550,000 were outstanding at September 30, 2007. The company may borrow an additional $1,750,000 of the senior term debt facility, subject to certain conditions including Gladstone Capital's approval. Borrowings of $500,000 were outstanding at September 30, 2007.

(17)
Availability under the KMBQ credit facility totals $200,000. Borrowings of $152,000 were outstanding at September 30, 2007.

(18)
Availability under the LocalTel credit facility totals $3,000,000. Borrowings of $1,135,000 were outstanding at September 30, 2007.

(19)
Availability under the MacFadden credit facility totals $1,400,000. Borrowings of $515,979 were outstanding at September 30, 2007.

(20)
Availability under the Newhall credit facility totals $4,000,000. There were no borrowings outstanding as of September 30, 2007.

(21)
Availability under the Pinnacle credit facility totals $500,000. There were no borrowings outstanding at September 30, 2007.

(22)
Precision may borrow up to $1,000,000 for purposes of acquiring equipment. Borrowings of $671,850 were outstanding at September 30, 2007.

(23)
Availability under the ProfitSystems credit facility totals $1,250,000. There were no borrowings outstanding at September 30, 2007.

(24)
Availability under the Sunshine credit facility totals $3,000,000. Borrowings of $700,000 were outstanding at September 30, 2007.

(25)
Availability under the Thibaut credit facility totals $1,000,000. Borrowings of $800,000 were outstanding at September 30, 2007.

(26)
US Healthcare Communications, LLC is currently past due on interest payments and is on non-accrual.

        Set forth below is a brief description of the portfolio companies in which we have made an investment that currently represent greater than 5% of our total assets (excluding cash and cash equivalents pledged to creditors). Because of the relative size of our investment in these companies, we are exposed to a greater degree to the risks associated with these companies.

Sunshine Media Holdings Corp.

        In May 2007, we loaned $27.8 million to Sunshine Media Holdings Corp. and its subsidiaries, which we refer to collectively as Sunshine. The investment consists of a three-year revolving line of credit with an available capacity of $3 million; a five-year senior term loan in the amount of $17 million; and a five-year senior subordinated term loan in the amount of $10 million. Amounts outstanding on the revolving line of credit are due in full at its maturity, which is May 14, 2010. The senior term loan is to be repaid over the life of the loan through annual payments equal to 50% of Sunshine's excess cash flow (as defined in the note), if any, with the remaining balance due at its maturity, which is May 14, 2012. The senior subordinated term loan is due in full at its maturity, which is May 14, 2012. The interest rate for the revolving line of credit and senior term loan is LIBOR plus 4% with a floor of 9%. The interest rate on the senior subordinated loan is LIBOR plus 6.5% with a floor of 11.5%. The senior subordinated loan also includes a provision for a 2.5% exit fee, which is payable upon repayment of the loan.

        Sunshine is a Phoenix-based publisher of regional trade magazine and custom publications. The company publishes 186 regional publications under the MD News, Doctor of Dentistry, Builder/Architect, and Real Estate Executive brands. Additionally, the company also produces 135 sponsored, custom publications for the community hospital market.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Sunshine's business. In particular, Sunshine has significant exposure to advertising cyclicality. Advertising spending is a leading indicator of general economic health, and more than half of Sunshine's revenues are advertising-based. Additionally, approximately one-third of Sunshine's publications cover the real estate and construction industry. There is a risk that poor performance of Sunshine's end market could impact spending on advertising and sponsorships, which could have a material adverse impact on Sunshine and the value of our investment in Sunshine.

        Sunshine's principal executive offices are located at 8283 N. Hayden Rd., Scottsdale, Arizona 85258.

Reliable Biopharmaceutical Holdings, Inc.

        In October 2007, we loaned $27.3 million to Reliable Biopharmaceutical Holdings, Inc. and its subsidiaries, which we refer to collectively as Reliable. The investment consists of a three-year revolving line of credit with an available capacity of $5 million; a five-year senior term A loan in the amount of $1.8 million; a five-year last out tranche, or LOT, loan in the amount of $12 million; a six-year senior subordinated loan in the amount of $6 million; and a seven-year mortgage in the amount of $7.5 million. We also purchased warrants to acquire 7.0% of Reliable's common stock. Amounts outstanding on the revolving line of credit are due in full at its maturity, which is October 22, 2010. The senior term loan is to be repaid over the life of the loan through annual payments equal to 0%, 15%, 25%, 25%, and 35% of the initial principal balance. The LOT loan is to be repaid over the life of the loan through annual payments equal to 1% of the initial principal balance with the remainder due at maturity, which is October 22, 2012. In addition to the initial $12 million, we have committed to fund an additional $3.8 million to be funded through the LOT loan to finance contingent payments that may become due as part of the acquisition of Reliable from its previous owners. The senior subordinated term loan is due in full at its maturity, which is October 22, 2013. The mortgage is repaid over the life of the loan on a 25-year amortization schedule with the remainder due at maturity, which is October 22, 2014. The interest rate on the revolving line of credit is LIBOR plus 3.5%. The interest rate on the senior term loan is LIBOR plus 4% with a floor of 9%. The interest rate on the LOT loan is LIBOR plus 6% with a floor of 11%. The interest rate on the senior subordinated loan is 12% fixed. The interest rate on the mortgage is 9.5% fixed.

        Reliable, based in St. Louis, MO, develops and manufactures active pharmaceutical ingredients and high purity processing chemicals used in the manufacture of pharmaceuticals and biological products. Reliable's products are the active ingredients for leading generic injectable drugs that treat cancer, heart disease, hypertension, anxiety and other serious illnesses.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Reliable's business. In particular, Reliable is subject to regulation and approvals by the Food & Drug Administration, or FDA. Should Reliable fail to comply with FDA regulations, it could have a material adverse impact on Reliable and the value of our investment in Reliable.

        Reliable's principal executive offices are located at 1945 Walton Road, St. Louis, Missouri 63114

Westlake Hardware, Inc.

        We have loaned an aggregate of $25.0 million to Westlake Hardware, Inc., which we refer to as Westlake. The investment consists of two second lien loans in the amount of $15.0 million, loaned in January 2006 with a five year term, and a $10.0 million note, loaned in November 2007 with a 3 year term. The current interest rate on the $15.0 million note is LIBOR plus 6.5% with a floor of 10.25%. The current interest rate on the $10.0 million note is LIBOR plus 8.375% with a floor of 11.5%. Interest rates and floors will vary on both notes depending on the leverage ratio of Westlake as determined by its year end audited financial statements. Conditional interest will also accrue at varying rates ranging from none to 1.25% per annum based on the leverage ratio of Westlake as determined by its year end audited financial statements. The maturity date of each of the loans is January 6, 2011.

        Westlake is a family-owned business with a 100-year history as a retailer of home hardware. Westlake is the largest member of the ACE Hardware Corporation buying cooperative. Westlake operates 78 retail locations, averaging 20,000 square feet each, in seven Midwestern states that sell a variety of products and services to predominantly "do-it-yourself," or DIY, customers and some professionals. Westlake has a strong brand name in the Midwest, gained by providing customers quality products, a broad selection and superior service in a neighborhood retail setting.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Westlake's business. Big-box retailers dominate the home improvement market and have impacted Westlake's revenue growth historically. There is a risk that they may change strategy and compete with stores like Westlake with smaller stores similar to Westlake. Westlake plans on growing through infill store growth and new market store growth. Westlake may not, however, be able to find enough attractive locations for new stores. Store expansion strategy may also create high capital expenditure requirements. Westlake will need to execute store openings well. Slowdown in the economy could reduce personal incomes, leading to lower retail hardware purchases if customers defer repairs.

        The principal executive offices of Westlake are located at 14000 Marshall Dr., Lenexa, Kansas 66215.

Subsequent Portfolio Activity

        Subsequent to September 30, 2007, we funded approximately $87.9 million in loan originations and also received $4.7 million in scheduled principal amortization payments and revolver paydowns.

Certain Subsidiaries

        We have a wholly-owned small business investment company subsidiary, Gladstone SSBIC Corporation, which we refer to as SSBIC. SSBIC is neither regulated as an investment company or a business development company under the 1940 Act. Currently, less than 1% of our consolidated assets are invested in SSBIC, and SSBIC has not made any investments to date.

MANAGEMENT

        Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of ten members, seven of whom are not considered to be "interested persons" of Gladstone Capital as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Board of Directors

        Under our articles of incorporation, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three year term. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our Board of Directors is as follows (the address for each director is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
David Gladstone	65	Chairman of the Board and Chief Executive Officer(1)(2)	2001	2010
Terry Lee Brubaker	64	Vice Chairman, Chief Operating Officer, Secretary and Director(1)(2)	2001	2009
George Stelljes III	46	President, Chief Investment Officer and Director(1)	2003	2008
Independent Directors
Anthony W. Parker	62	Director(2)(3)	2001	2008
David A.R. Dullum	59	Director(3)	2001	2009
Michela A. English	58	Director(3)	2002	2008
Paul W. Adelgren	65	Director(*3)(4)	2003	2010
Maurice W. Coulon	65	Director(*3)(4)(5)	2003	2009
John H. Outland	62	Director(5)	2003	2010
Gerard Mead	64	Director(5)	2005	2009

(1)
Interested person as defined in Section 2(a)(19) of the 1940 Act due to the director's position as an officer of the Company.

(2)
Member of the executive committee.

(3)
Member of the audit committee.

(4)
Member of the ethics, nominating, and corporate governance committee.

(5)
Member of the compensation committee.

*
Alternate member.

Executive Officers Who Are Not Directors

        Information regarding our executive officers who are not directors is as follows (the address for each executive officer is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

Name	Age	Position
Harry T. Brill, Jr.	60	Chief Financial Officer
Gary Gerson	43	Treasurer

Independent Directors (in alphabetical order)

        Paul W. Adelgren.    Mr. Adelgren has served as a director since January 2003. Mr. Adelgren has also served as a director of Gladstone Commercial since August 2003 and a director of Gladstone Investment since June 2005. From 1997 to the present, Mr. Adelgren has served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was vice president-finance and materials for Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as an executive officer at the Naval Supply Center, and as the director of the Joint Uniform Military Pay System. He is a retired Navy Captain. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas.

        Maurice W. Coulon.    Mr. Coulon has served as a director since August 2003. Mr. Coulon has also served as a director of Gladstone Commercial since August 2003 and of Gladstone Investment since June 2005. Since 2000, Mr. Coulon has been a private investor in real estate. From 1991 through his retirement in 2000, Mr. Coulon served as director of portfolio management for the Morgan Stanley Real Estate Fund. From 1980 to 1991, Mr. Coulon served as senior vice president of asset management for the Boston Company Real Estate Counsel, Inc. Mr. Coulon was a founder of the National Association of Real Estate Investment Managers and is a past president of the National Council of Real Estate Investment Fiduciaries. Mr. Coulon holds an MBA from Harvard Business School and a BSE from the University of Missouri.

        David A.R. Dullum.    Mr. Dullum has served as a director since August 2001. Mr. Dullum has also served as a director of Gladstone Commercial since August 2003 and of Gladstone Investment since June 2005. From 1995 to the present, Mr. Dullum has been a partner at New England Partners, a venture capital firm focused on investments in small and medium-sized businesses in the Mid-Atlantic and New England regions. Mr. Dullum is also the president and a director of Harbor Acquisition Corporation, an operating business with emphasis in the consumer and industrial sectors. Mr. Dullum also serves as a director of Simkar Corporation, a manufacturer of industrial and consumer lighting products and Fetco Home Decor, Inc., a designer and manufacturer of home decor products. From 1976 to 1990, Mr. Dullum was a managing general partner of Frontenac Company, a Chicago-based venture capital firm. Mr. Dullum holds an MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology.

        Michela A. English.    Ms. English has served as director since June 2002. Ms. English is President and CEO of Fight for Children, a non-profit charitable organization focused on providing high quality education and health care services to underserved youth in Washington, D.C. Ms. English has also been a director of Gladstone Commercial since August 2003, and a director of Gladstone Investment since June 2005. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society's Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English currently serves as director of the Educational Testing Service (ETS), as a director of D.C. Preparatory Academy, a member of the Advisory Board of the Yale University School of Management, and as a member of the Virginia Institute of Marine Science Council. Ms. English is an emeritus member of the board of Sweet Briar College. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University's School of Management.

        Gerard Mead.    Mr. Mead has served as a director since January 2006. Mr. Mead is chairman of Gerard Mead Capital Management, a firm which he founded in 2003 that provides investment management services to pension funds, endowments, insurance companies, and high net worth individuals. From 1966 to 2003 Mr. Mead was employed by the Bethlehem Steel Corporation, where he held a series of engineering, corporate finance and investment positions with increasing management responsibility. From 1987 to 2003 Mr. Mead served as chairman and pension fund manager of the Pension Trust of Bethlehem Steel Corporation and Subsidiary Companies. From 1972 to 1987 he served successively as investment analyst, director of investment research, and trustee of the Pension Trust, during which time he was also a corporate finance analyst and investor relations contact for institutional investors of Bethlehem Steel. Prior to that time Mr. Mead was a steel plant engineer. Mr. Mead has served as a director of Gladstone Commercial and Gladstone Investment, since January 2006. Mr. Mead holds an MBA from the Harvard Business School and a BSCE from Lehigh University.

        John H. Outland.    Mr. Outland has served as a director since December 2003. Mr. Outland has also served as a director of Gladstone Commercial since December 2003 and of Gladstone Investment since June 2005. From March 2004 to June 2006, he served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage product. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he performed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland holds an MBA from Harvard Business School and a bachelor's degree in Chemical Engineering from Georgia Institute of Technology.

        Anthony W. Parker.    Mr. Parker has served as a director since August 2001. He has also been a director of Gladstone Investment since June 2005 and of Gladstone Commercial since August 2003. In 1997 Mr. Parker founded Medical Funding Corporation, a company which purchased medical receivables, and has served as its chairman from inception to present. In the summer of 2000, Medical Funding Corporation purchased a Snelling Personnel Agency franchise in Washington, DC which provides full staffing services for the local business community. From 1992 to 1996, Mr. Parker was chairman of, and a 50 percent stockholder of, Capitol Resource Funding, Inc., or CRF, a commercial finance company. Mr. Parker practiced corporate and tax law for over 15 years; from 1980 to 1983, he practiced at Verner, Liipfert, Bernhard & McPherson and from 1983 to 1992, in private practice. From 1973 to 1977, Mr. Parker served as executive assistant to the administrator of the U.S. Small Business Administration. Mr. Parker received his J.D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College.

Interested Directors

        David Gladstone.    Mr. Gladstone is our founder and has served as our chief executive officer and chairman of our Board of Directors since our inception. Mr. Gladstone is also the founder of our Adviser and has served as its chief executive officer and chairman of its board of directors since its inception. Mr. Gladstone also founded and serves as the chief executive officer and chairman of the boards of directors of our affiliates Gladstone Investment and Gladstone Commercial. Prior to founding Gladstone Capital, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, Ltd., a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation (a mezzanine debt lender), Allied Capital Corporation II (a subordinated debt lender), Allied Capital Lending Corporation (a small business lending company), Allied Capital Commercial Corporation (a real estate investment company), and Allied Capital Advisers, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships (Allied Venture Partnership and Allied Technology Partnership) and a private REIT (Business Mortgage Investors). From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a privately held mortgage REIT managed by Allied Capital Advisors, which invested in loans to small and medium-sized businesses. Mr. Gladstone is also a past director of Capital Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. He is a past member of the advisory committee to the Women's Growth Capital Fund, a venture capital firm that finances women-owned small businesses. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. He is also the past chairman and past owner of Coastal Berry Company, LLC, a large strawberry farming operation in California. He is also the chairman and owner of Gladstone Land Corporation, a privately held company that has substantial farmland holdings in agriculture real estate in California. Mr. Gladstone holds an MBA from the Harvard Business School, an MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing.

        Terry Lee Brubaker.    Mr. Brubaker has been our chief operating officer, secretary and a director since our inception. He also served as our president from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also served as a director of our Adviser since its inception. He also served as president of our Adviser from its inception through February 2006, when he assumed the duties of vice chairman, chief operating officer and secretary. He has served as vice president, secretary, chief operating officer and as a director of Gladstone Investment since its inception. Mr. Brubaker has also served as president, chief operating officer, secretary and as a director of Gladstone Commercial since February 2003. In March 1999, Mr. Brubaker founded and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990, and vice president of human resources development in

1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Prior to 1972, Mr. Brubaker was a U.S. Navy fighter pilot. Mr. Brubaker holds an MBA from the Harvard Business School and a BSE from Princeton University.

        George Stelljes III.    Mr. Stelljes has been our chief investment officer since September 2002 and a director from August 2001 to September 2002, and then rejoined the Board of Directors in July 2003. He also served as our executive vice president from September 2002 through April 2004, when he assumed the duties of president. Mr. Stelljes has served as our Adviser's chief investment officer and a director of our Adviser since May 2003. He also served as executive vice president of our Adviser until February 2006, when he assumed the duties of president. Mr. Stelljes has served as president, chief investment officer and a director of Gladstone Investment since its inception. Mr. Stelljes served as executive vice president and chief investment officer of Gladstone Commercial from February 2003 to July 2007 when he assumed the duties of president and was also appointed a director. Prior to joining Gladstone Capital, Mr. Stelljes served as a managing member of St. John's Capital, a vehicle used to make private equity investments. From 1999 to 2001, Mr. Stelljes was a co-founder and managing member of Camden Partners and Cahill Warnock & Company, private equity firms which finance high growth companies in the communications, education, healthcare, and business services sectors. From 1997 to 1999, Mr. Stelljes was a managing director and partner of Columbia Capital, a venture capital firm focused on investments in communications and information technology. From 1989 to 1997, Mr. Stelljes held various positions, including executive vice president and principal, with the Allied companies. Mr. Stelljes currently serves as a general partner and investment committee member of Patriot Capital, a private equity fund, and serves on the board of Intrepid Capital Management, a money management firm. He is also a former board member and regional president of the National Association of Small Business Investment Companies. Mr. Stelljes holds an MBA from the University of Virginia and a BA in Economics from Vanderbilt University.

Executive Officers Who Are Not Directors

        Harry T. Brill, Jr.    Mr. Brill has served as our chief financial officer since May 2001 and served as treasurer from inception until April 2006. Mr. Brill has served as chief financial officer of our Adviser since its inception. Mr. Brill has also served as chief financial officer of Gladstone Commercial since February 2003 and as treasurer from inception until April 2006. Mr. Brill has also served as chief financial officer of Gladstone Investment since June 2005 and as treasurer from June 2005 until April 2006. From 1995 to April 2001, Mr. Brill served as a personal financial advisor. From 1975 to 1995, Mr. Brill held various positions, including treasurer, chief accounting officer, and controller with Allied Capital Corporation where Mr. Brill was responsible for all of the accounting work for Allied Capital and its family of funds. Mr. Brill received his degree in accounting from Ben Franklin University.

        Gary Gerson.    Mr. Gerson has served as our treasurer since April 2006. Mr. Gerson has also served as treasurer of Gladstone Investment and Gladstone Commercial since April 2006 and of our Adviser since May 2006. From 2004 to early 2006, Mr. Gerson was Assistant Vice President of Finance at the Bozzuto Group, a real estate developer, manager and owner, where he was responsible for the financing of multi-family and for-sale residential projects. From 1995 to 2004 he held various finance positions, including Director, Finance from 2000 to 2004, at PG&E National Energy Group where he led, and assisted in, the financing of power generation assets. Mr. Gerson holds an MBA from the Yale School of Management, a B.S. in mechanical engineering from the U.S. Naval Academy, and is a CFA charter holder.

Employment Agreements

        We are not a party to any employment agreements. Messrs. Gladstone, Brubaker and Stelljes have entered into employment agreements with our Adviser, whereby they are direct employees of our Adviser. The employment agreement of Mr. Stelljes provides for his nomination to serve as our president and chief investment officer.

Director Independence

        As required under the Nasdaq Stock Market, or Nasdaq, listing standards, our Board of Directors annually determines each director's independence. The Nasdaq listing standards provide that a director of a business development company is considered to be independent if he or she is not an "interested person" of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an "interested person" to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm and their respective affiliates, our Board of Directors affirmatively has determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards and are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act, except for Mr. Gladstone, our chairman and chief executive officer, Mr. Brubaker, our vice chairman, chief operating officer and secretary, and Mr. Stelljes, our president and chief investment officer.

Committees of Our Board of Directors

        Executive Committee.    Membership of our executive committee is comprised of Messrs. Gladstone, Brubaker, and Parker. The executive committee has the authority to exercise all powers of our Board of Directors except for actions that must be taken by the full Board of Directors under the Maryland General Corporation Law, including electing our chairman and president. Mr. Gladstone serves as chairman of the executive committee. The Executive Committee did not meet during the last fiscal year.

        Audit Committee.    The members of the audit committee are Messrs. Parker and Dullum and Ms. English, and Messrs. Adelgren and Coulon serve as alternate members of the committee. Alternate members of the audit committee serve only in the event of an absence of a regular committee member. Mr. Parker serves as chairman of the audit committee. Each member and alternate member of the audit committee is an "independent director" as defined by Nasdaq rules and our own standards, and none of the members or alternate members of the audit committee are "interested persons" as defined in Section 2(a)(19) of the 1940 Act. The board has unanimously determined that all members and alternate members of the audit committee qualify as "audit committee financial experts" within the meaning of the SEC rules and regulations. In addition, the board has unanimously determined that all audit committee members and alternate members are financially literate under current Nasdaq rules and that at least one member has financial management expertise. The audit committee operates pursuant to a written charter and is primarily responsible for oversight of our financial statements and controls, assessing and ensuring the independence, qualifications and performance of the independent registered public accounting firm, approving the independent registered public accounting firm services and fees and reviewing and approving our annual audited financial statements before issuance, subject to board approval. The audit committee met eight times during the last fiscal year.

        Compensation Committee.    The members of the compensation committee are Messrs. Coulon, Outland and Mead, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Mr. Coulon serves as chairman of the compensation committee. The compensation committee operates pursuant to a written charter and conducts periodic reviews of our investment advisory and management agreement with our Adviser and our administration agreement with our Administrator to evaluate whether the fees paid to our Adviser under the Advisory Agreement, and the fees paid to our Administrator under the Administration Agreement, are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the salaries and bonuses paid to our executive officers by our Adviser and our Administrator are consistent with our compensation philosophies and the performance of our Adviser, are reasonable in relation to the nature and quality of services performed, and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed. The compensation committee met five times during the last fiscal year.

        Ethics, Nominating, and Corporate Governance Committee.    The members of the ethics, nominating, and corporate governance committee are Messrs. Adelgren and Coulon, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Mr. Adelgren serves as chairman of the ethics, nominating, and corporate governance committee. The ethics, nominating, and corporate governance committee operates pursuant to a written charter and is responsible for selecting, researching, and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles, and overseeing the evaluation of the board and our management. The committee is also responsible for our Code of Business Conduct and Ethics. The committee met five times during the last fiscal year.

        Nominations for election to our Board of Directors may be made by our Board of Directors, or by any stockholder entitled to vote for the election of directors. Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to our Board of Directors, the ethics, nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age, having business experience, and possessing high moral character. In nominating candidates to fill vacancies created by the expiration of the term of a member, the committee's process for identifying and evaluating nominees includes reviewing such directors' overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with us during their term. In addition, the committee may consider recommendations for nomination from any reasonable source, including officers, directors and stockholders of our company according to the foregoing standards.

        Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

        Meetings.    During the fiscal year ended September 30, 2007, each board member attended 75% or more of the aggregate of the meetings of the board and of the committees on which he or she served.

Compensation of Directors

Summary of Compensation

        The following table shows, for the fiscal year ended September 30, 2007, compensation awarded to or paid to our directors who are not executive officers, which we refer to as our non-employee directors, for all services rendered to us during this period. No compensation is paid to directors who are our executive officers for their service on the Board of Directors. No information has been provided with respect to our executive officers because our executive officers are employees of our Adviser or our Administrator and do not receive any direct compensation from us. We do not issue stock options and therefore have no information to report relating to stock option grants and exercises for our three highest paid executive officers.

Name of Person, Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Securities Underlying Options	Total Compensation from the Company Paid to Directors
Paul Adelgren Director	$31,000	$0	0	$31,000
Maurice W. Coulon Director	$36,000	$0	0	$36,000
David A.R. Dullum Director	$34,000	$0	0	$34,000
Michela A. English Director	$34,000	$0	0	$34,000
John H. Outland Director	$30,000	$0	0	$30,000
Anthony W. Parker Director	$36,000	$0	0	$36,000
Gerard Mead Director	$30,000	$0	0	$30,000

        During the last fiscal year, as compensation for serving on the Board of Directors, each of our non-employee directors received an annual fee of $20,000, an additional $1,000 for each Board of Directors meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting took place on a day other than when the full Board met. In addition, the chairperson of the Audit Committee receives an annual fee of $3,000 and the chairpersons of each of the Compensation and Ethics, Nominating and Corporate Governance committees receive annual fees of $1,000 for their additional services in these capacities. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings. In the fiscal year ended September 30, 2007, the total cash compensation paid to non-employee directors was $231,000.

Deferred Compensation Plan

        On July 11, 2006, we adopted the Joint Directors Nonqualified Excess Plan of Gladstone Commercial Corporation, Gladstone Capital Corporation and Gladstone Investment Corporation, which we refer to as the Deferred Compensation Plan. Effective January 1, 2007, the Deferred Compensation Plan provided our non-employee directors the opportunity to voluntarily defer director fees on a pre-tax basis, and to invest such deferred amounts in self-directed investment accounts. The Deferred Compensation Plan does not allow us to make discretionary contributions to the account of any director.

Certain Transactions

Advisory and Administration Agreements

        Under the Amended Advisory Agreement, our Adviser is responsible for our day-to-day operations and administration, record keeping and regulatory compliance functions. Specifically, these responsibilities included identifying, evaluating, negotiating and consummating all investment transactions consistent with our investment objectives and criteria; providing us with all required records and regular reports to our Board of Directors concerning our Adviser's efforts on our behalf; and maintaining compliance with all regulatory requirements applicable to us. The base management fee under the Amended Advisory Agreement is assessed at an annual rate of 2.0% computed on the basis of the average value of our gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. The Amended Advisory Agreement also provides for an incentive fee, which consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the "hurdle rate"). We pay our Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

        The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Amended Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio.

        Under the Administration Agreement, we pay separately for administrative services, which payments are equal to our allocable portion of our Administrator's overhead expenses in performing its obligations under the Administration Agreement, including rent for the space occupied by our Administrator, and our allocable portion of the salaries and benefits expenses of our chief financial officer, treasurer, chief compliance officer and controller and their respective staffs. Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under both the Amended Advisory Agreement and the Administration Agreement are similar to those of the agreements of other business development companies that do not have equity incentive plans with their external investment advisers.

        David Gladstone, Terry Lee Brubaker, George Stelljes III, Harry Brill and Gary Gerson are all officers or directors, or both, of our Adviser and our Administrator. David Gladstone is the controlling stockholder of our Adviser, which is the sole member of our Administrator. Although we believe that the terms of the Amended Advisory Agreement and the Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms' length transactions, our Adviser, its officers and its directors have a material interest in the terms of these agreements.

        During the fiscal year ended September 30, 2007, we paid total fees of approximately $1,039,012 to our Adviser under the Amended Advisory Agreement and approximately $719,256 to our Administrator under the Administration Agreement. During the fiscal year ended September 30, 2006, we received a net base management fee credit of $784,125 from our Adviser under the Initial Advisory Agreement. During the fiscal year ended September 30, 2005, we paid total fees of approximately $282,543 to our Adviser under the Initial Advisory Agreement.

Loan Servicing Agreement

        Our Adviser services our loan portfolio pursuant to a loan servicing agreement with our wholly-owned subsidiary, Business Loan, in return for a 1.5% annual fee, based on the monthly aggregate outstanding loan balance of the loans pledged under our credit facility. Effective in April 2006, our Adviser's board of directors voted to reduce the portion of the 1.5% annual fee to 0.5% for senior syndicated loans. Loan servicing fees paid to our Adviser under this agreement directly reduce the amount of fees payable under the Amended Advisory Agreement. Loan servicing fees of $3,624,390 were incurred for the fiscal year ended September 30, 2007, all of which were directly credited against the amount of the base management fee due to our Adviser under the Amended Advisory Agreement. Loan servicing fees of $2,907,875 and $2,549,728 were incurred for the fiscal years ended September 30, 2006 and 2005, respectively, all of which were directly credited against the amount of the base management fee due to our Adviser under the Initial Advisory Agreement.

Loans

        At September 30, 2007, we had loans outstanding in the principal amount of $5,900,010 to Mr. Gladstone, $1,400,010 to Mr. Brubaker and $150,000 to Mr. Brill, each of whom is an executive officer of ours. These loans were extended in connection with the exercise of stock options by each of the executive officers under the 2001 Plan. Each such loan is evidenced by a full recourse promissory note secured by the shares of common stock purchased upon the exercise of the options. The interest rate on each such loan is 4.9% per annum. Interest is due quarterly and each of the executive officers has made each of his quarterly interest payments to date. The outstanding principal amount of each loan is due and payable in cash on August 23, 2010. The Sarbanes-Oxley Act of 2002 prohibits us from making loans to our executive officers, although certain loans outstanding prior to July 30, 2002, including the promissory notes we have received from Messrs. Gladstone, Brubaker and Brill, were expressly exempted from this prohibition. In addition, these loans meet the requirements set forth in Section 57(j) of the 1940 Act.

        Also at September 30, 2007, we had two loans outstanding in the principal amounts of $275,010 and $474,990, respectively, to Laura Gladstone, a managing director of ours and the daughter of our chief executive officer, Mr. Gladstone. These loans were extended in connection with the exercise of stock options under the 2001 Plan by Ms. Gladstone, and were made on terms available to all eligible participants of the 2001 Plan. The interest rates on the loans are 4.9% and 8.26%, respectively, and the outstanding principal amounts of each loan are due and payable in cash on August 23, 2010 and July 13, 2015, respectively. Mr. Gladstone has not received, nor will he receive in the future, any direct or indirect benefit from these loans.

Indemnification

        In our articles of incorporation and bylaws, we have agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Maryland law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer's or director's duties, or reckless disregard of his or her obligations and duties.

License Agreement

        We have entered into a license agreement with our Adviser pursuant to which our Adviser has granted us a non-exclusive license to use the name "Gladstone" and the Diamond G trademark. Under this agreement, we have the right to use the "Gladstone" name and the Diamond G logo for so long as our Adviser remains our investment adviser. Other than with respect to this limited license, we have no legal right to use either the "Gladstone" name or the Diamond G logo.

        The license agreement requires us to pay to our Adviser a royalty fee of $10 per quarter for the use of the "Gladstone" name and the Diamond G logo. The amount of the fee is negotiable on an annual basis by our compensation committee and approved by a majority of our independent directors. The license arrangement will terminate in the event that our Adviser is no longer our adviser.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth, as of January 15, 2008 (unless otherwise indicated), the beneficial ownership of each current director, each of the executive officers, the executive officers and directors as a group and each stockholder known to our management to own beneficially more than 5% of the outstanding shares of common stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

Name and Address	Number of Shares	Percent of Total	Beneficial Ownership(1) Dollar Range of Equity Securities of the Company Owned by Directors and Executive Officers(2)	Aggregate Dollar Range of Equity Securities of all Funds by Directors and Executive Officers in Family of Investment Companies(2)(3)
Executive Officers and Directors:
David Gladstone(4)	1,014,652	5.75%	Over $100,000	Over $100,000
Terry Lee Brubaker(5)	196,024	1.11%	Over $100,000	Over $100,000
George Stelljes III	10,405	*	Over $100,000	Over $100,000
Harry T. Brill, Jr.(6)	10,500	*	Over $100,000	Over $100,000
Gary Gerson	150	*	$1 – $10,000	$10,001 – $50,000
Anthony W. Parker	4,409	*	$50,001 – $100,000	Over $100,000
David A.R. Dullum	2,000	*	$10,001 – $50,000	Over $100,000
Michela A. English	2,500	*	$10,001 – $50,000	$50,001 – $100,000
Paul Adelgren	1,066	*	$10,001 – $50,000	$10,001 – $50,000
Maurice Coulon	0	*	None	$10,001 – $50,000
John H. Outland	1,057	*	$10,001 – $50,000	$10,001 – $50,000
Gerard Mead	2,069	*	$10,001 – $50,000	$50,001 – $100,000
All executive officers and directors as a group (12 persons)	1,244,832	7.05%	n/a	n/a

*
Less than 1%

(1)
This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 17,637,574 shares outstanding on January 15, 2008.

(2)
Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of Common Stock as reported on The Nasdaq Global Select Market as of January 15, 2008, times the number of shares beneficially owned.

(3)
Each of our directors and executive officers is also a director or executive officer, or both, of Gladstone Investment, our affiliate and a business development company, and Gladstone Commercial, our affiliate and a real estate investment trust, each of which is also externally managed by our Adviser.

(4)
393,334 of these shares of common stock are pledged to us as security for a promissory note issued in connection with Mr. Gladstone's acquisition of these shares through a stock option exercise on August 23, 2001. Mr. Gladstone retains voting power with respect to these shares.

(5)
177,500 of these shares of common stock are pledged to secure indebtedness incurred for their acquisition, including 93,334 shares that are pledged to us as security for a promissory note issued in connection with Mr. Brubaker's acquisition of these shares through a stock option exercise on August 23, 2001. Mr. Brubaker retains voting power with respect to these shares.

(6)
10,000 of these shares of common stock are pledged to us as security for a promissory note issued in connection with the acquisition of these shares through a stock option exercise on August 23, 2001. Mr. Brill retains voting power with respect to these shares.

DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have "opted in" to our dividend reinvestment plan will not receive cash dividends but, instead, such cash dividends will automatically be reinvested in additional shares of our common stock.

        Pursuant to our dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by The Bank of New York, the plan agent, if you enroll in the dividend reinvestment plan by delivering an authorization form to the plan agent prior to the corresponding dividend declaration date. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market. If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee or if you are transferring such an account to a new broker or nominee, you should contact the broker or nominee to determine whether and how they may participate in the dividend reinvestment plan.

        The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on The Nasdaq Global Select Market or elsewhere for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the plan agent.

        Participants in the dividend reinvestment plan may withdraw from the dividend reinvestment plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the dividend reinvestment plan or upon termination of the dividend reinvestment plan as provided below, certificates for whole shares of common stock credited to his or her account under the dividend reinvestment plan will be issued and a cash payment will be made for any fractional share of common stock credited to such account.

        The plan agent will maintain each participant's account in the dividend reinvestment plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant. Proxy materials relating to our stockholders' meetings will include those shares purchased as well as shares held pursuant to the dividend reinvestment plan.

        In the case of participants who beneficially own shares that are held in the name of banks, brokers or other nominees, the plan agent will administer the dividend reinvestment plan on the basis of the number of shares of common stock certified from time to time by the record holders as the amount held for the account of such beneficial owners. Shares of our common stock may be purchased by the plan agent through any of the underwriters, acting as broker or dealer.

        We pay the plan agent's fees for the handling or reinvestment of dividends and other distributions. Each participant in the dividend reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

        Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see "Material U.S. Federal Income Tax Considerations."

        Experience under the dividend reinvestment plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the dividend reinvestment plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the dividend reinvestment plan at least 90 days before the record date for the distribution. The dividend reinvestment plan also may be amended or terminated by the plan agent with our prior written consent, on at least 90 days' written notice to participants in the dividend reinvestment plan. All correspondence concerning the reinvestment plan should be directed to the plan agent, The Bank of New York, by mail at 101 Barclay Street, Suite 11E, New York, New York 10286 or by phone at 800-274-2944.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, regulated investment companies, dealers in securities, pension plans and trusts, financial institutions, and those who hold our common stock as part of a straddle, conversion or other risk-reduction strategy. This summary assumes that investors hold our common stock as capital assets. The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, which we refer to as the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

Regulated Investment Company Status

        In order to maintain the qualification for treatment as a RIC under Subchapter M of the Code, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus short-term capital gains. We refer to this as the annual distribution requirement. We must also meet several additional requirements, including:

  •
  Income source requirements.  At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of securities or foreign currencies, or other income derived with respect to our business of investing in securities or currencies, and net income derived from an interest in a qualified publicly traded partnership, and

  •
  Asset diversification requirements.  As of the close of each quarter of our taxable year: (1) at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (b) such other securities of any one issuer do not represent more than 5% of our total assets, and (2) no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

        Failure to Qualify as a RIC.    If we are unable to qualify for treatment as a RIC, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we would be required to recognize a gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period. Absent such special election, any gain we recognized would be deemed distributed to our stockholders as a taxable distribution.

        Qualification as a RIC.    If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, 98% of our income, including both ordinary income and capital gains. The excise tax would apply only to the amount by which 98% of our income exceeds the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax, currently at rates up to 35%, on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our capital gains, but to designate the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder's cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder's other tax obligations. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that dividends, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

        If we acquire debt obligations that were originally issued at a discount, which would generally include loans we make that are accompanied by warrants, that bear interest at rates that are not either fixed rates or certain qualified variable rates or that are not unconditionally payable at least annually over the life of the obligation, we will be required to include in taxable income each year a portion of the OID that accrues over the life of the obligation. Such OID will be included in our investment company taxable income even though we receive no cash corresponding to such discount amount. As a result, we may be required to make additional distributions corresponding to such OID amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC or to avoid the 4% excise tax. In this event, we may be required to sell temporary investments or other assets to meet the RIC distribution requirements. Through September 30, 2007, we incurred no OID income.

Taxation of Our U.S. Stockholders

        Distributions.    For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. Any distributions in excess of our earnings and profits will first be treated as a nontaxable return of the stockholder's tax basis in his or her shares of our common stock and any distributions in excess of the stockholder's tax basis in such shares will be treated as a gain from the sale of such shares. Although distributions constituting a return of the stockholder's tax basis may not be taxable, such distributions may increase an investor's tax liability for capital gains upon sale of our shares. Distributions of our long-term capital gains, designated by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder's holding period for its common stock and whether the distributions are paid in cash or invested in additional common stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not with respect to capital gain dividends, to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the due date for filing our return for that taxable year, (2) make the election in that return, and (3) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made, subject to the October, November, December rule described above.

        In general, the tax rates applicable to our dividends other than dividends designated as capital gain dividends will be the standard ordinary income tax rates, and not the lower federal income tax rate applicable to "qualified dividend income." If we distribute dividends that are attributable to actual dividend income received by us that is eligible to be, and is, designated by us as qualified dividend income, such dividends would be eligible for such lower federal income tax rate. For this purpose, "qualified dividend income" means dividends received by us from United States corporations and qualifying foreign corporations, provided that both we and the stockholder recipient of our dividend satisfy certain holding period and other requirements in respect of our shares (in the case of our stockholder) and the stock of such corporations (in our case). However, we do not anticipate receiving or distributing a significant amount of qualified dividend income.

        If a stockholder participates in our dividend reinvestment plan (see "Dividend Reinvestment Plan"), any distributions reinvested under the plan will be taxable to the stockholder to the same extent, and with the same character, as if the stockholder had received the distribution in cash. The stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the stockholder's account.

        Sale of our Shares.    A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. For taxable years beginning before January 1, 2011, individual U.S. stockholders are subject to a maximum federal income tax rate of 15% on their net capital gain ( i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the same rates applied to their ordinary income (currently up to a maximum of 35%). Capital losses are subject to limitations on use for both corporate and non-corporate stockholders.

        Backup Withholding.    We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is provided to the IRS.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

        We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

        We intend to conduct our business so as to retain our status as a business development company. A business development company may use capital provided by public shareholders and from other sources to invest in long-term private investments in businesses. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1) or (2) below.

Qualifying Assets

        Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, any State or States in the United States;

  (b)
  is not an investment company (other than a small business investment company wholly owned by the business development company); and

  (c)
  satisfies one of the following:

  (i)
  it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

  (ii)
  it is controlled by the business development company and for which an affiliate of the business development company serves as a director;

      (iii)
      it has total assets of not more than $4 million and capital and surplus of not less than $2 million; or

      (iv)
      it does not have any class of securities listed on a national securities exchange.

  (2)
  Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

  (3)
  Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Asset Coverage

        We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while senior securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or distribution is made with respect to our common stock or before any purchase of common stock is made, the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

Significant Managerial Assistance

        For portfolio securities to be qualifying assets for the 70% test described above, the business development company must either exercise a controlling influence over the issuer of the securities or must make available to the issuer of the securities significant managerial assistance. However, with respect to certain but not all such securities, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the business development company may exercise such control jointly. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Fundamental Investment Policies

        We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we acquired in connection with buyout and other recapitalizations. The following restrictions, along with these investment objectives, are our only fundamental policies, which are policies that may not be changed without the approval of the holders of the majority of our outstanding voting securities, as defined in the 1940 Act. The percentage restrictions set forth below, other than the restriction pertaining to the issuance of senior securities, as well as those contained elsewhere in this prospectus, apply at the time we effect a transaction, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction. We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a business development company)

if, after giving effect to such acquisition, the value of our "qualifying assets" is less than 70% of the value of our total assets. We anticipate that the securities we seek to acquire (provided that we control or, through our officers or other participants in the financing transaction, make significant managerial assistance available to the issuers of these securities), as well as temporary investments, will generally be qualifying assets.

        We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. We may invest up to 20% of our assets in securities of a particular issuer. We may exceed this limitation in connection with bridge financings, although these bridge investments will never exceed 25% of our total assets at any time. We do not intend to concentrate our investments in any particular industry or group of industries. However, it is possible that, as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25% of the value of our total assets.

        We will at all times endeavor to conduct our business so as to retain our status as a RIC under the 1940 Act. In order to do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes. For a discussion of the risks associated with the resulting leverage, see "Risk Factors—Our business plan is dependent upon external financing which may expose us to risks associated with leverage."

        We will not (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an "underwriter" of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (a) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, (b) own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate, or (c) finance the purchase of real estate by our portfolio companies); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities issued by our portfolio companies); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); (5) write or buy put or call options (except (i) to the extent of warrants or conversion privileges in connection with our acquisition financing or other investments and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances, (ii) with regard to managing risks associated with publicly-traded securities issued by our portfolio companies, or (iii) with regard to managing the risks associated with interest rate fluctuations); (6) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations or in managing the risks associated with interest rate fluctuations); or (7) acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in, any securities issued by any other investment company (except as they may be acquired as part of a merger, consolidation or acquisition of assets). That portion of our investments that is in securities issued by other investment companies may subject our stockholders to additional expenses.

        In October 2007, our Board of Directors approved the repeal of our fundamental investment policies in order to conform to prevailing practice among business development companies. In reaching this conclusion, our Board of Directors considered, among other things, the potential competitive disadvantage that having such policies places on us in comparison to competitors that do not have such restrictions. In accordance with the 1940 Act, we will submit this repeal of our fundamental investment policies to our stockholders for their approval at our upcoming 2008 Annual Meeting of Stockholders. The reasons for seeking to repeal our fundamental investment policies will be described in greater detail in the definitive proxy statement to be delivered to stockholders in advance of the 2008 Annual Meeting of Stockholders.

DESCRIPTION OF OUR SECURITIES

        Our authorized capital stock consists of 50,000,000 shares of capital stock, $0.001 par value per share, all of which is currently designated as common stock. Under our articles of incorporation, our Board of Directors is authorized to classify and reclassify any unissued shares of capital stock without requiring stockholder approval. The following summary description of our capital stock is not necessarily complete and is subject to, and qualified in its entirety by, our articles of incorporation. Please review our articles of incorporation for a more detailed description of the provisions summarized below.

Common Stock

        All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when declared by our Board of Directors out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws. In the event of our liquidation, dissolution or winding up, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any is outstanding at the time. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director. Our common stock is listed on The Nasdaq Global Select Market under the ticker symbol "GLAD."

Preferred Stock

        Our articles of incorporation give the Board of Directors the authority, without further action by stockholders, to issue shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

        You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We have no present plans to issue any shares of our preferred stock, but believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings.

Debt Securities

        Any debt securities that we issue may be senior or subordinated in priority of payment. We do not have any current intention to issue any debt securities. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF MARYLAND LAW AND OF
OUR ARTICLES OF INCORPORATION AND BYLAWS

        Our articles of incorporation and bylaws and the Maryland General Corporation Law contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our articles of incorporation and bylaws.

Classified Board of Directors

        In accordance with our bylaws, our Board of Directors is divided into three classes of directors serving staggered three-year terms. Under the Maryland General Corporation Law, each class must consist as nearly as possible of one-third of the directors then elected to our Board of Directors and our board is currently divided into three classes two of which have three directors and one of which has four directors. A classified board may render more difficult a change in control of us or removal of our incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

        Our articles of incorporation provide that the number of directors will be determined pursuant to our bylaws and our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. In addition, our bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of our Board of Directors then in office. Our bylaws provide that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified. Accordingly, our Board of Directors could temporarily prevent any stockholder from enlarging the Board of Directors and filling the new directorships with such stockholder's own nominees.

        Our bylaws also provide that, except as may be required by law or our articles of incorporation, our directors may only be removed for cause and only by the affirmative vote of 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

Stockholder Approval Requirements

        Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Our bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of our stockholders, which we refer to as the stockholder notice procedure.

        The stockholder notice procedure provides that (1) only persons who are nominated by, or at the direction of, the Board of Directors, or by a stockholder who has given timely written notice containing specified information to our secretary prior to the meeting at which directors are to be elected, will be eligible for election as directors and (2) at an annual meeting only such business may be conducted as has been brought before the meeting by, or at the direction of, our Board of Directors or by a stockholder who has given timely written notice to our secretary of such stockholder's intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at an annual meeting must be received by us prior to the first anniversary of the previous year's annual meeting. If we call a special meeting of stockholders for the purpose of electing directors, stockholder nominations must be received by us not earlier than the 90th day prior to such meeting and not later than the later of the 60th day prior to such meeting or the 10th day following the day on which notice of the date of a special meeting of stockholders was given.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of the other proposed business and, to the extent deemed necessary or desirable by the Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Amendment of Articles of Incorporation and Bylaws

        Our articles of incorporation may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of preferred stock, only by the affirmative vote of both a majority of the members of our Board of Directors then in office and a majority of the voting power of all of the shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class.

        Our articles of incorporation also provide that the bylaws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of our Board of Directors then in office. Any action taken by our stockholders with respect to adopting, amending, altering, changing or repealing our bylaws may be taken only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

        These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our articles of incorporation and bylaws, such as those that provide for the classification of our Board of Directors. These provisions, however, also will make it more difficult for stockholders to amend the articles of incorporation or bylaws without the approval of the Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

Limitation on Liability of Directors

        We have adopted provisions in our articles of incorporation, which, to the fullest extent permitted by Maryland law and as limited by the 1940 Act, limit the liability of our directors and officers for monetary damages. Under our articles of incorporation we shall indemnify (1) our directors and officers to the fullest extent permitted by the General Laws of the State of Maryland as limited by the 1940 Act or any valid rule, regulation or order of the SEC thereunder, including the advance of expenses under the procedures and to the fullest extent permitted by law and (2) other employees and agents to such extent as shall be authorized by our Board of Directors or our bylaws and be permitted by law. The effect of these provisions is to eliminate our rights and the rights of our stockholders (through stockholders' derivative suits on our behalf) to recover monetary damages against one of our directors or officers for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior) except to the extent this limitation is not permitted under applicable law, including the 1940 Act. These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek non-monetary relief such as an injunction or rescission in the event one of our directors or officers breaches his or her duty of care. These provisions also will not alter the liability of our directors or officers under federal securities laws.

PLAN OF DISTRIBUTION

        We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement.

        The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock.

        In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed 8%. In connection with any rights offering to our stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

        Any of our common stock sold pursuant to a prospectus supplement will be listed on The Nasdaq Global Select Market, or another exchange on which our common stock is traded.

        Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

        If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

        In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

SHARE REPURCHASES

        Shares of closed-end investment companies frequently trade at discounts to net asset value. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to net asset value. We can not assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

        In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current net asset value per share, our Board of Directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We can not assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our securities are held under a custodian agreement with The Bank of New York. The address of the custodian is 30 Broad Street, New York, NY 10005. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Gladstone Business Loan, LLC, are held under a custodian agreement with The Bank of New York Trust Company, N.A., which acts as collateral custodian pursuant to Gladstone Business Loan's credit facility with Deutsche Bank AG and certain other parties. The address of the collateral custodian is 2 North LaSalle St., Suite 1020, Chicago, Illinois 60602. The Bank of New York acts as our transfer and dividend paying agent and registrar. The principal business address of The Bank of New York is 101 Barclay Street, Suite 11E, New York, New York 10286, telephone number (800) 274-2944. The Bank of New York also maintains an internet web site at http://stock.bankofny.com.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for the execution of transactions involving publicly traded securities and the allocation of brokerage commissions in respect thereof, if any. In the event that our Adviser executes such transactions, we do not expect our Adviser to execute transactions through any particular broker or dealer, but we would expect our Adviser to seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While we expect that our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to us, our Adviser and any of its other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms either of the particular transaction or our Adviser's overall responsibilities with respect to all of our Adviser's clients.

LEGAL MATTERS

        The legality of securities offered hereby will be passed upon for us by Cooley Godward Kronish LLP, Reston, Virginia. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

        The financial statements as of September 30, 2007 and 2006 and for each of the three years in the period ended September 30, 2007 and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) as of September 30, 2007 included in this Prospectus and the senior securities data included in the consolidated selected financial data included in this Prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

GLADSTONE CAPITAL CORPORATION

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Audited Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statements of Assets and Liabilities as of September 30, 2007 and September 30, 2006	F-4
Consolidated Schedule of Investments as of September 30, 2007	F-5
Consolidated Schedule of Investments as of September 30, 2006	F-11
Consolidated Statements of Operations for the years ended September 30, 2007, September 30, 2006 and September 30, 2005	F-15
Consolidated Statements of Changes in Net Assets for the years ended September 30, 2007, September 30, 2006 and September 30, 2005	F-16
Consolidated Statements of Cash Flows for the years ended September 30, 2007, September 30, 2006 and September 30, 2005	F-17
Financial Highlights for the years ended September 30, 2007, September 30, 2006 and September 30, 2005	F-18
Notes to Consolidated Financial Statements	F-19

Management's Annual Report on Internal Control Over Financial Reporting

        Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and include those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions and the dispositions of our assets; (2) provide reasonable assurance that our transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with appropriate authorizations; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

        Under the supervision and with the participation of our management, we assessed the effectiveness of our internal control over financial reporting as of September 30, 2007, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework. Based on its assessment, management has concluded that our internal control over financial reporting was effective as of September 30, 2007.

        Our management's assessment of the effectiveness of our internal control over financial reporting as of September 30, 2007 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which is included herein.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Gladstone Capital Corporation:

        In our opinion, the accompanying consolidated statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of Gladstone Capital Corporation and its subsidiaries (the "Company") at September 30, 2007 and 2006, and the results of their operations, the changes in their net assets, their cash flows and their financial highlights for each of the three years in the period ended September 30, 2007 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of September 30, 2007, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company's management is responsible for these financial statements and financial highlights (hereafter referred to as "financial statements"), for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management's Annual Report on Internal Control Over Financial Reporting. Our responsibility is to express opinions on these financial statements and on the Company's internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

PricewaterhouseCoopers LLP
McLean, Virginia
December 3, 2007

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	September 30, 2007	September 30, 2006
ASSETS
Non-Control/Non-Affiliate Investments (Cost 9/30/07: $354,835,652; 9/30/06: $216,202,986)	$348,920,982	$217,642,750
Control investments (Cost 9/30/07: $923,548)	923,548	—

Total investments at fair value (Cost 9/30/07: $355,759,200; 9/30/06 $216,202,986)	349,844,530	217,642,750
Cash and cash equivalents	8,838,658	731,744
U.S. Treasury bill	2,484,464	—
Interest receivable—investments in debt securities	2,425,555	1,394,942
Interest receivable—employees	21,417	37,396
Due from custodian	3,230,385	3,587,152
Deferred financing fees	186,270	145,691
Prepaid assets	337,106	226,747
Due from employees	—	1,803,283
Other assets	360,753	213,510

TOTAL ASSETS	$367,729,138	$225,783,215

LIABILITIES
Accounts payable	$6,013	$4,072
Interest payable	587,514	247,530
Administration fee due to Administrator (Refer to Note 4)	237,510	—
Fees due to Adviser (Refer to Note 4)	708,517	240,363
Borrowings under lines of credit	144,440,000	49,993,000
Withholding taxes payable	—	1,803,283
Accrued expenses and deferred liabilities	790,849	721,287
Funds held in escrow	—	203,193

TOTAL LIABILITIES	146,770,403	53,212,728

NET ASSETS	$220,958,735	$172,570,487

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value, 50,000,000 shares authorized and 14,762,574 and 12,305,008 shares issued and outstanding, respectively	$14,763	$12,305
Capital in excess of par value	235,906,665	181,572,776
Notes receivable—employees	(9,230,502)	(10,248,308)
Net unrealized (depreciation) appreciation on investments	(5,914,670)	1,439,764
Unrealized depreciation on derivative	(291,686)	(253,716)
Accumulated undistributed net investment income	474,165	47,666

TOTAL NET ASSETS	$220,958,735	$172,570,487

NET ASSETS PER SHARE	$14.97	$14.02

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2007

Company	Industry	Investment(1)	Cost		Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS
Access Television Network, Inc.(2)	Service-cable airtime (infomercials)	Line of Credit(9) (11.8% Due 3/2009) Senior Term Debt(6) (11.8% Due 3/2009)	$	— 2,616,283	$	— 2,557,844
ActivStyle Acquisition Co.(2)	Service-medical products distribution	Line of Credit(6)(10) (10.0%, Due 7/2009) Senior Term Debt(6) (10.0%, Due 9/2012) Senior Term Debt(3)(6) (12.6%, Due 9/2012)		600,000 5,245,000 4,435,000		597,000 5,218,775 4,407,281
Allison Publications, LLC(2)	Service-publisher of consumer oriented magazines	Senior Term Debt(6) (9.8%, Due 12/2011)		7,884,092		7,779,503
Anitox Acquisition Company(2)	Manufacturing-preservatives for animal feed	Senior Real Estate Term Debt (8.8%, Due 1/2012) Line of Credit(11) (10.0%, Due 1/2010) Senior Term Debt(6) (10.0%, Due 1/2012) Senior Term Debt(3)(6) (12.3%, Due 1/2012)		3,110,050 — 2,750,000 2,750,000		3,060,000 — 2,736,250 2,736,250
Badanco Acquisition Corp.	Service-luggage design and distribution	Senior Subordinated Term Debt(6) (12.4%, Due 7/2012)		9,652,500		9,628,369
Bresnan Communications, LLC	Service-telecommunications	Senior Term Debt(7) (7.4%, Due 9/2013) Senior Subordinated Term Debt(7) (9.9%, Due 3/2014)		3,001,802 1,510,006		2,910,000 1,485,000
CCS, LLC	Service-cable tv franchise owner	Senior Term Debt(6) (11.8%, Due 10/2007)		3,432,830		3,416,330
CHG Companies, Inc.(2)	Service-healthcare staffing	Letter of Credit(6)(7) (7.1%, Due 12/2012) Senior Term Debt(6)(7) (7.9%, Due 12/2012) Senior Subordinated Term Debt(6)(7) (11.9%, Due 12/2012)		400,000 1,588,000 500,000		385,000 1,528,450 480,000
Chinese Yellow Pages Company	Service-publisher of Chinese language directories	Line of Credit(6)(12) (11.8%, Due 9/2010) Senior Term Debt(6) (11.8%, Due 9/2010)		230,071 1,070,643		228,633 1,051,383
Clinton Holdings, LLC(2)	Distribution-aluminum sheets and stainless steel	Senior Subordinated Term Debt (13.0%, Due 1/2013) Common Stock Warrants(8)		15,500,000 109,124		15,500,000 222,777
CMI Acquisition, LLC(2)	Service-recycling	Senior Subordinated Term Debt(6) (12.4%, Due 11/2012)		6,500,000		6,451,250
Community Media Corporation	Service-publisher of free weekly newspapers	Senior Term Debt(6) (9.8%, Due 8/2012)		2,510,974		2,481,780
Country Road Communications LLC(2)	Service-telecommunications	Senior Subordinated Term Debt(6)(7) (13.1%, Due 7/2013)		5,967,246		5,880,000

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2007

Defiance Acquisition Corporation	Manufacturing-trucking parts	Senior Term Debt(3)(6) (13.8%, Due 4/2010)	$6,325,000	$6,245,938
Doe & Ingalls Management LLC(2)	Distributor-specialty chemicals	Senior Term Debt(6) (9.3%, Due 11/2010) Senior Term Debt(3)(6) (10.3%, Due 11/2010)	3,900,000 4,455,000	3,900,000 4,455,000
Emdeon Business Services, Inc.	Service-healthcare technology solutions	Senior Term Debt(7) (7.4%, Due 11/2013) Senior Subordinated Term Debt(7) (10.2%, Due 5/2014)	2,433,992 2,012,968	2,382,949 1,985,000
Express Courier International, Inc.	Service-ground delivery and logistics	Line of Credit(6)(13) (10.0%, Due 6/2009) Senior Term Debt(6) (10.0%, Due 6/2011) Senior Term Debt(3)(6) (12.3%, Due 6/2011)	900,000 4,112,500 3,950,000	898,875 4,107,359 3,945,063
Finn Corporation	Manufacturing-landscape equipment	Common Stock Warrants(8)	37,000	3,005,333
Global Materials Technologies, Inc.	Manufacturing-steel wool products and metal fibers	Senior Term Debt(3)(6) (14.8%, Due 11/2009)	5,100,000	4,883,250
GTM Holdings, Inc.(2)	Manufacturing-socks	Senior Term Debt(7) (8.1%, Due 10/2013) Senior Subordinated Term Debt(7) (11.4%, Due 4/2014)	496,250 500,000	481,363 495,000
Greatwide Logistics Services, Inc.	Service—logistics and transportation	Senior Term Debt(7) (8.7%, Due 12/2013) Senior Subordinated Term Debt(7) (11.7%, Due 6/2014)	3,970,000 4,000,000	3,453,900 3,280,000
Harrington Holdings, Inc.(2)	Service—healthcare products distribution	Senior Term Debt(7) (7.4%, Due 1/2014) Senior Subordinated Term Debt(7) (11.2%, Due 1/2014)	2,487,500 5,000,000	2,419,094 4,825,000
Heartland Communications Group, LLC(2)	Service-radio station operator	Line of Credit(6)(14) (11.3%, Due 5/2008) Senior Term Debt(6) (11.3%, Due 5/2011)	9,856 4,824,340	9,807 4,533,921
IJGT Acquisition Company	Service-golf training	Line of Credit(6)(15) (10.0%, Due 5/2010) Senior Term Debt(6) (10.0%, Due 5/2012) Senior Term Debt(3)(6) (12.3%, Due 5/2012)	500,000 2,650,000 2,500,000	497,500 2,636,750 2,481,250
It's Just Lunch International, LLC	Service-dating service	Line of Credit(6)(16) (9.8%, Due 6/2009) Senior Term Debt(6) (10.0%, Due 6/2011) Senior Term Debt(3)(6)(16) (12.3%, Due 6/2011)	550,000 3,300,000 500,000	492,250 2,953,500 447,500
John Henry Holdings, Inc.(2)	Manufacturing-packaging products	Senior Subordinated Term Debt(7) (12.8%, Due 6/2011)	8,000,000	8,000,000

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2007

Kinetek Acquisition Corp.	Manufacturing-custom engineered motors & controls	Senior Term Debt(7) (7.6%, Due 11/2013) Senior Subordinated Term Debt(7) (10.6%, Due 5/2014)	$1,494,240 1,508,870	$1,444,087 1,440,000
KMBQ Corporation	Service-AM/FM radio broadcaster	Line of Credit(17) (12.8%, Due 3/2010) Senior Term Debt(6) (12.8%, Due 3/2010)	152,000 1,813,174	151,240 1,785,518
LocalTel, Inc.	Service-yellow pages publishing	Line of Credit(6)(18) (10.3%, Due 6/2009) Senior Term Debt(6) (10.3%, Due 6/2011) Senior Term Debt(3)(6) (12.8%, Due 6/2011)	1,135,000 2,687,500 2,750,000	947,725 2,244,063 2,200,000
Macfadden Performing Arts Media, LLC	Service-magazine publisher	Line of Credit(6)(19) (10.8%, Due 6/2009) Senior Term Debt(6) (10.8%, Due 6/2009)	515,979 6,705,338	510,175 6,558,379
Meteor Holding Corporation(2)	Manufacturing-bar code scanning and data capture	Senior Term Debt(7) (8.2%, Due 12/2013) Senior Subordinated Term Debt(7) (11.5%, Due 12/2013)	2,348,200 1,500,000	2,324,718 1,425,000
Multi-Ag Media LLC(2)	Service-dairy magazine publisher/information database	Senior Term Debt(6) (11.8%, Due 12/2009)	2,548,152	2,523,045
Newhall Holdings, Inc.(2)	Service-distributor of personal care products and supplements	Line of Credit(6)(20) (8.8%, Due 5/2010) Senior Term Debt(3)(6) (9.5%, Due 5/2012) Senior Term Debt(3)(6) (11.8%, Due 5/2012)	— 4,500,000 4,500,000	— 4,488,750 4,488,750
Northern Contours, Inc.(2)	Manufacturing-veneer and laminate components	Senior Subordinated Term Debt(6) (12.8%, Due 5/2010)	7,000,000	6,982,500
Pinnacle Treatment Centers, Inc.	Service-Addiction treatment centers	Line of Credit(21) (10.0%, Due 12/2009) Senior Term Debt(6) (10.0%, Due 12/2011) Senior Term Debt(3)(6) (12.8%, Due 12/2011)	— 2,500,000 4,500,000	— 2,487,500 4,466,250
Precision Acquisition Group Holdings, Inc.(2)	Manufacturing-consumable components for the aluminum industry	Equipment Note(6)(22) (10.3%, Due 10/2011) Senior Term Debt(6) (10.3%, Due 10/2010) Senior Term Debt(3)(6) (12.3%, Due 10/2010)	671,850 5,000,000 4,200,000	671,850 5,006,250 4,205,250
PROFITSystems Acquisition Co.(2)	Service-design and develop ERP software	Line of Credit(23) (10.0%, Due 7/2009) Senior Term Debt(6) (10.0%, Due 7/2011) Senior Term Debt(3)(6) (12.3%, Due 7/2011)	— 2,800,000 2,900,000	— 2,796,500 2,896,375

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2007

Puerto Rico Cable Acquisition Company, Inc.	Service-telecommunications	Senior Subordinated Term Debt(6)(7) (11.5%, Due 1/2012)	$7,798,538	$7,388,358
Reading Broadcasting, Inc.	Service-television station operator	Senior Term Debt(6) (12.3%, Due 3/2008)	7,560,031	7,497,971
RCS Management Holding Co.	Service-healthcare supplies	Senior Term Debt(3)(6) (10.3%, Due 1/2011) Senior Term Debt(4)(6) (12.8%, Due 1/2011)	3,000,000 3,000,000	2,880,000 2,865,000
RedPrairie Holding, Inc.(2)	Service-design and develop supply chain software	Senior Term Debt(7) (8.5%, Due 7/2012) Senior Subordinated Term Debt(7) (11.9%, Due 1/2013)	4,457,500 3,000,000	4,234,625 2,850,000
RiskMetrics Group Holdings, LLC	Service—develop risk and wealth management solutions	Senior Term Debt(7) (7.4%, Due 1/2014) Senior Subordinated Term Debt(7) (10.7%, Due 7/2014)	1,990,000 500,000	1,965,125 495,000
SCI Cable, Inc.	Service-cable, internet, voice provider	Senior Term Debt(6) (13.8%, Due 10/2008)	2,482,106	2,398,388
SCS Acquisition Corp.(2)	Service-chemically treated equipment distribution	Senior Term Debt(6)(18) (9.8%, Due 12/2011) Senior Term Debt(3)(6)(18) (11.8%, Due 12/2011)	5,117,311 6,493,750	5,110,914 6,477,516
Sunburst Media—Louisiana, LLC	Service-radio station operator	Senior Term Debt(6) (11.5%, Due 6/2011)	7,878,036	7,800,000
Sunshine Media Holdings	Service-publisher regional B2B trade magazines	Credit Facility(6)(24) (9.8%, Due 5/2010) Senior Term Debt(6) (9.8%, Due 5/2012) Senior Term Debt(3)(6) (12.3%, Due 5/2012)	700,000 17,000,000 10,000,000	694,750 16,915,000 9,925,000
Thibaut Acquisition Co.	Service-design and disbribute wall covering	Credit Facility(6)(25) (10.3%, Due 1/2011) Senior Term Debt(6) (10.3%, Due 1/2011) Senior Term Debt(3)(6) (12.8%, Due 1/2011)	800,000 2,712,500 3,000,000	798,000 2,709,109 2,992,500
U.S. HealthCare Communications, LLC	Service-magazine publisher/operator	Senior Term Debt(6)(26) (non-accrual, Due 4/2011)	2,244,657	1,809,158
Viapack, Inc.(2)	Manufacturing-polyethylene film	Senior Real Estate Term Debt (10.3%, Due 3/2011) Senior Term Debt(3)(6) (11.8%, Due 3/2011)	975,000 4,223,438	975,000 4,191,762
Visual Edge Technology, Inc.(2)	Service-office equipment distribution	Senior Subordinated Term Debt(6) (13.8%, Due 8/2011)	5,000,000	3,575,000
Wesco Holdings, Inc.(2)	Service-aerospace parts and distribution	Senior Term Debt(7) (7.5%, Due 9/2013) Senior Subordinated Term Debt(7) (11.0%, Due 3/2014)	2,454,430 2,270,690	2,382,625 2,233,125

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2007

West Coast Yellow Pages, Inc.	Service-directory publisher	Senior Term Debt(6) (13.3%, Due 8/2010)	$1,584,335	$1,518,441
Westlake Hardware, Inc.(2)	Retail-hardware and variety	Senior Subordinated Term Debt(6) (13.0%, Due 1/2011)	15,000,000	14,986,500
Winchester Electronics	Manufacturing-high bandwidth connectors and cables	Senior Term Debt(6) (9.5%, Due 5/2013) Senior Subordinated Term Debt(6) (12.8%, Due 4/2013)	1,995,000 10,000,000	1,990,013 9,950,000
WP Evenflo Group Holdings Inc.(2)	Manufacturing-infant and juvenile products	Senior Term Debt(7) (8.0%, Due 2/2013) Senior Subordinated Term Debt(7) (11.5%, Due 2/2014)	1,990,000 2,000,000	1,850,700 1,860,000

Total Non-Control/Non-Affiliate Investments			$354,835,652	$348,920,982

CONTROL INVESTMENTS
BERTL, Inc.	Service-web-based evaluator of digital imaging products	Common Stock(5)(8)	923,548	923,548

Total Investments(27)			$355,759,200	$349,844,530

(1)
Percentage represents interest rates in effect at September 30, 2007 and due date represents the contractual maturity date.

(2)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(3)
Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(4)
Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt, however the debt is junior to another Last Out Tranche.

(5)
Investment valued at cost due to recent acquisition.

(6)
Fair value was based on opinions of value submitted by Standard & Poor's Securities Evaluations, Inc.

(7)
Marketable securities, such as syndicated loans, are valued based on the indicative bid price, as of September 28, 2007, from the respective originating syndication agent's trading desk.

(8)
Security is non-income producing.

(9)
Availability under the Access TV credit facility totals $500,000. There were no borrowings outstanding as of September 30, 2007.

(10)
Availability under the ActivStyle credit facility totals $1,500,000. Borrowings of $600,000 were outstanding at September 30, 2007.

(11)
Availability under the Anitox credit facility totals $3,000,000. There were no borrowings outstanding at September 30, 2007.

(12)
Availability under the Chinese Yellow Pages credit facility totals $950,000. Borrowings of $230,071 were outstanding at September 30, 2007.

(13)
Availability under the Express Courier credit facility totals $1,500,000. Borrowings of $900,000 outstanding at September 30, 2007.

(14)
Availability under the Heartland credit facility totals $500,000. Borrowings of $9,856 were outstanding at September 30, 2007.

(15)
Availability under the International Junior Golf credit facility totals $1,000,000. Borrowings of $500,000 were outstanding at September 30, 2007.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2007

(16)
Availability under the It's Just Lunch revolving credit facility totals $750,000, borrowings of $550,000 were outstanding at September 30, 2007. The company may borrow an additional $1,750,000 of the senior term debt facility, subject to certain conditions including Gladstone Capital's approval, borrowings of $500,000 were outstanding at September 30, 2007.

(17)
Availability under the KMBQ credit facility totals $200,000. Borrowings of $152,000 were outstanding at September 30, 2007.

(18)
Availability under the LocalTel credit facility totals $3,000,000. Borrowings of $1,135,000 were outstanding at September 30, 2007.

(19)
Availability under the MacFadden credit facility totals $1,400,000. Borrowings of $515,979 were outstanding at September 30, 2007.

(20)
Availability under the Newhall credit facility totals $4,000,000. There were no borrowings outstanding as of September 30, 2007.

(21)
Availability under the Pinnacle credit facility totals $500,000. There were no borrowings outstanding at September 30, 2007.

(22)
Precision may borrow up to $1,000,000 for purposes of acquiring equipment. Borrowings of $671,850 were outstanding at September 30, 2007.

(23)
Availability under the ProfitSystems credit facility totals $1,250,000. There were no borrowings outstanding at September 30, 2007.

(24)
Availability under the Sunshine credit facility totals $3,000,000. Borrowings of $700,000 were outstanding at September 30, 2007.

(25)
Availability under the Thibaut credit facility totals $1,000,000. Borrowings of $800,000 were outstanding at September 30, 2007.

(26)
US Healthcare Communications, LLC is currently past due on interest payments and is on non-accrual.

(27)
Aggregate gross unrealized depreciation for federal income tax purposes is $9,107,156; aggregate gross unrealized appreciation for federal income tax purposes is $3,192,486. Net unrealized depreciation is $5,914,670 based on a tax cost of $355,759,200.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2006

Company(1)	Industry	Investment(2)	Cost		Fair Value
ActivStyle Acquisition Co.(3)	Service-medical products distribution	Line of Credit(17) (9.6%, Due 7/2009) Senior Term Debt(6) (9.6%, Due 7/2011) Senior Term Debt(4)(6) (11.8%, Due 7/2011)	$	— 3,200,000 2,500,000	$	— 3,200,000 2,500,000
Advanced Homecare Management, Inc.	Service-home health nursing services	Senior Subordinated Term Debt(6)(7) (11.33%, Due 12/2013)		5,000,000		5,000,000
Allied Extruders, LLC(3)	Manufacturing-polyethylene film	Senior Real Estate Term Debt (9.8%, Due 3/2011) Senior Term Debt(4)(6) (11.3%, Due 3/2011)		1,000,000 8,000,000		1,000,000 8,030,000
Badanco Acquisition Corp.	Manufacturing-luggage	Senior Term Debt(6) (10.8%, Due 2/2010) Senior Term Debt(4)(6) (13.8%, Due 2/2010)		5,145,019 8,585,125		5,157,881 8,628,051
Benetech, Inc.	Service & Manufacturing-dust management systems for the coal and electric utility industries	Senior Term Debt(6) (10.3%, Due 5/2009) Senior Term Debt(4)(6) (13.3%, Due 5/2009)		2,112,500 3,046,875		2,144,187 3,107,813
Bresnan Communications, LLC	Service-telecommunications	Senior Term Debt(7) (7.2%, Due 9/2013) Senior Subordinated Term Debt (9.9%, Due 3/2014)		1,002,115 1,511,554		997,500 1,533,750
Consolidated Bedding, Inc.	Manufacturing-mattresses	Senior Subordinated Term Debt(6) (14.4%, Due 3/2009)		2,438,359		2,306,991
Country Road Communications LLC(3)	Service-telecommunications	Senior Subordinated Term Debt(6)(7) (13.3%, Due 7/2013)		5,961,594		6,015,000
Defiance Stamping Company	Manufacturing-trucking parts	Senior Term Debt(4)(6) (13.3%, Due 4/2010)		6,325,000		6,332,906
Doe & Ingalls Management LLC(3)	Distributor-specialty chemicals	Senior Term Debt(6) (9.8%, Due 11/2010) Senior Term Debt(4)(6) (13.3%, Due 11/2010)		4,700,000 4,500,000		4,723,500 4,516,875
Express Courier International, Inc.	Service-ground delivery and logistics	Line of Credit(8) (9.6%, Due 6/2009) Senior Term Debt(6) (9.6%, Due 6/2011) Senior Term Debt(4)(6) (11.8%, Due 6/2011)		— 4,700,000 3,950,000		— 4,700,000 3,950,000
Finn Corporation	Manufacturing-landscape equipment	Common Stock Warrants(20)		37,000		709,431
FR X Ohmstede Holdings, LLC(3)	Service & Manufacturing-heat exchangers	Senior Term Debt(7) (8.5%, Due 8/2013) Senior Subordinated Term Debt(7) (12.5%, Due 8/2014)		3,000,000 3,012,369		3,026,250 3,030,000
Global Materials Technologies, Inc.	Manufacturing-steel wool products and metal fibers	Senior Term Debt(4)(6) (14.3%, Due 11/2009)		5,300,000		5,233,750

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2006

It's Just Lunch International, LLC	Service-dating service	Line of Credit(13)(6) (9.2%, Due 6/2009) Senior Term Debt(14)(6) (9.6%, Due 6/2011) Senior Term Debt(4)(15) (11.8%, Due 6/2011)	$200,000 3,300,000 —	$199,500 3,291,750 —
John Henry Holdings, Inc.(3)	Manufacturing-packaging products	Senior Subordinated Term Debt(7) (12.5%, Due 6/2011)	8,000,000	8,000,000
LocalTel, Inc.	Service-yellow pages publishing	Line of Credit(6)(16) (9.8%, Due 6/2009) Senior Term Debt(6) (9.8%, Due 6/2011) Senior Term Debt(4)(6) (12.3%, Due 6/2011)	350,000 2,687,500 2,750,000	343,000 2,633,750 2,695,000
Mistras Holdings Corp.	Service & Manufacturing-nondestructive testing instruments, systems and services	Senior Term Debt(4)(6) (11.5%, Due 8/2008) Senior Term Debt(5)(6)(19) (12.5%, Due 8/2008)	9,499,999 5,250,001	9,737,499 5,620,124
Network Solutions LLC	Service-internet domain registry and host	Senior Term Debt(7) (10.4%, Due 1/2012)	4,464,358	4,499,747
Northern Contours, Inc.(3)	Manufacturing-veneer and laminate components	Senior Subordinated Term Debt(6) (12.3%, Due 5/2010)	7,000,000	7,017,500
PROFITSystems Acquisition Co.(3)	Service-design and develop ERP software	Line of Credit(18) (9.6%, Due 7/2009) Senior Term Debt(6) (9.6%, Due 7/2011) Senior Term Debt(6) (11.8%, Due 7/2011)(4)	— 3,100,000 2,900,000	— 3,100,000 2,900,000
Puerto Rico Cable Acquisition Company, Inc.	Service-telecommunications	Senior Subordinated Term Debt(6)(7) (11.6%, Due 1/2012)	7,813,274	7,775,183
QCE, LLC(3)	Service-restaurant franchisor	Senior Term Debt(7) (7.6%, Due 5/2013) Senior Term Debt(4)(7) (11.1%, Due 11/2013)	3,010,713 3,045,560	2,977,538 3,033,750
RCS Management Holding Co.	Service-healthcare supplies	Senior Term Debt(4)(6) (9.8%, Due 1/2011) Senior Term Debt(5)(6) (12.3%, Due 1/2011)	3,000,000 3,000,000	3,003,750 3,003,750
RedPrairie Holding, Inc.(3)	Service-design and develop supply chain software	Senior Term Debt(7) (8.4%, Due 7/2012) Senior Subordinated Term Debt(7) (11.9%, Due 1/2013)	3,990,000 2,000,000	3,990,000 2,005,000
SCPH Holdings, Inc.(3)	Manufacturing-underwater and harsh environment components	Credit Facility(9) (9.8%, Due 2/2007) Senior Term Debt(6) (10.3%, Due 2/2010) Senior Term Debt(4)(6) (13.3%, Due 2/2010)	— 2,625,000 2,887,500	— 2,631,563 2,898,328

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2006

SCS Acquisition Corp.	Service-chemically treated equipment distribution	Senior Term Debt(4)(6)(10) (9.3%, Due 12/2011) Senior Term Debt(4)(6)(11) (11.3%, Due 12/2011)	$6,250,000 6,568,750	$6,257,812 6,576,961
Thibaut Acquisition Co.	Design and Disbtribution-wall coverings	Credit Facility(12) (9.8%, Due 1/2011) Senior Term Debt(6) (9.8%, Due 1/2011) Senior Term Debt(4)(6) (12.3%, Due 1/2011)	— 3,325,000 3,000,000	— 3,325,000 3,000,000
Visual Edge Technology, Inc.(3)	Service-office supplies distribution	Senior Subordinated Term Debt(6) (13.3%, Due 8/2011)	5,000,000	4,987,500
Westlake Hardware, Inc.(3)	Retail-hardware and variety	Senior Subordinated Term Debt(6) (12.6%, Due 1/2011)	15,000,000	14,981,250
Winchester Electronics	Manufacturing-high bandwidth connectors and cables	Senior Term Debt(4)(6) (12.3%, Due 6/2012)	6,000,000	6,007,500
Xspedius Communications LLC	Service-telecommunications	Senior Subordinated Term Debt(6) (15.8%, Due 3/2010)	5,157,821	5,306,110

Total:(21)			$216,202,986	$217,642,750

(1)
We do not "Control," and are not an "Affiliate" of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities and would be an "Affiliate" of a portfolio company if we owned 5% or more of its voting securities.

(2)
Percentage represents interest rates in effect at September 30, 2006 and due date represents the contractual maturity date.

(3)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(4)
Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(5)
Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt, however the debt is junior to another Last Out Tranche.

(6)
Fair value was based on valuation prepared and provided by SPSE.

(7)
Marketable securities, such as syndicated loans, are valued based on the indicative bid price, as of September 30, 2006 from the respective originating syndication agent's trading desk.

(8)
Availability under the credit facility totals $1,500,000. There were no borrowings outstanding at September 30, 2006.

(9)
Availability under the credit facility totals $500,000. There were no borrowings outstanding at September 30, 2006.

(10)
Availability under the debt facility totals $7,500,000. The outstanding balance of the debt facility was $6,375,000 at September 30, 2006.

(11)
Availability under the debt facility totals $7,500,000. The outstanding balance of the debt facility was $6,587,500 at September 30, 2006.

(12)
Availability under the credit facility totals $1,000,000. There were no borrowings outstanding at September 30, 2006.

(13)
Availability under the credit facility totals $750,000. Borrowings of $200,000 were outstanding at September 30, 2006.

(14)
The company may borrow an additional $500,000 under the senior term debt facility, subject to certain conditions including Gladstone Capital's approval.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2006

(15)
The company may borrow an additional $2,250,000 under the senior term debt facility, subject to certain conditions including Gladstone Capital's approval.

(16)
Availability under the credit facility totals $3,000,000. Borrowings of $350,000 were outstanding at September 30, 2006.

(17)
Availability under the credit facility totals $1,500,000. There were no borrowings outstanding at September 30, 2006

(18)
Availability under the credit facility totals $1,250,000. There were no borrowings outstanding at September 30, 2006

(19)
Includes a success fee with a fair value of $742,000 and no cost basis.

(20)
Security is non-income producing.

(21)
Aggregate gross unrealized appreciation for federal income tax purposes is $2,015,198; aggregate gross unrealized depreciation for federal income tax purposes is $575,434. Net unrealized appreciation is $1,439,764 based on a tax cost of $216,202,986.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended September 30,
	2007	2006	2005
INVESTMENT INCOME
Interest income—investments	$35,412,893	$25,646,746	$22,407,605
Interest income—cash and cash equivalents	255,489	38,381	32,807
Interest income—notes receivable from employees	526,164	441,341	444,170
Prepayment fees and other income	491,973	773,378	1,065,177

Total investment income	36,686,519	26,899,846	23,949,759

EXPENSES
Interest expense	7,225,628	3,238,615	1,774,629
Loan servicing (Refer to Note 4)	3,624,390	2,907,875	2,549,728
Base Management fee (Refer to Note 4)	2,402,049	1,284,414	1,359,643
Incentive fee (Refer to Note 4)	4,607,688	—	—
Administration fee (Refer to Note 4)	719,256	—	—
Professional fees	522,970	548,326	725,336
Amortization of deferred financing fees	267,231	140,143	385,737
Stockholder related costs	216,736	303,709	220,445
Directors fees	233,720	116,212	101,843
Insurance expense	248,877	206,554	178,214
Stock option compensation	—	285,318	—
Other expenses	328,143	484,722	235,861

Expenses before credit from Adviser	20,396,688	9,515,888	7,531,436

Credit to base management and incentive fees from Adviser
(Refer to Note 4)	(5,970,725)	(2,068,539)	(1,077,100)

Total expenses net of credit to base management and incentive fees	14,425,963	7,447,349	6,454,336

NET INVESTMENT INCOME BEFORE INCOME TAXES	22,260,556	19,452,497	17,495,423

Income tax expense	—	101,917	209,278

NET INVESTMENT INCOME	22,260,556	19,350,580	17,286,145

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of investments	44,494	(903,945)	29,750
Realized gain on settlement of derivative	39,358	15,014	—
Unrealized (depreciation) appreciation on derivative	(37,970)	31	(39,488)
Net unrealized (depreciation) appreciation on investments	(7,354,434)	5,968,555	(1,785,725)

Net gain (loss) on investments	(7,308,552)	5,079,655	(1,795,463)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,952,004	$24,430,235	$15,490,682

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic	$1.13	$2.15	$1.37

Diluted	$1.13	$2.10	$1.33

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	13,173,822	11,381,378	11,292,466
Diluted	13,173,822	11,615,922	11,609,146

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS (Continued)

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September,
	2007	2006	2005
Operations:
Net investment income	$22,260,556	$19,350,580	$17,286,145
Net realized gain (loss) on sale of investments	44,494	(903,945)	29,750
Realized gain on settlement of derivative	39,358	15,014	—
Unrealized (depreciation) appreciation on derivative	(37,970)	31	(39,488)
Net unrealized (depreciation) appreciation on investments	(7,354,434)	5,968,555	(1,785,725)

Net increase in net assets from operations	14,952,004	24,430,235	15,490,682

Capital transactions:
Issuance of common stock under shelf offering	57,437,000	—	—
Distributions from net investment income	(19,444,458)	(17,900,423)	(15,348,743)
Distributions from gains	(2,696,682)	(728,174)	(1,760,925)
Issuance of common stock under stock option plan	—	16,375,375	427,350
Repayment of principal on employee notes	301,095	189,943	843,997
Note receivable issued from sale of common stock	—	(1,692,470)	(157,100)
Stock option compensation	—	285,318	—
Shelf offering costs	(672,518)	—	(111,233)
Stock surrendered in settlement of withholding tax	(1,488,193)	—	—

Increase (decrease) in net assets from capital share transactions	33,436,244	(3,470,431)	(16,106,654)

Total increase (decrease) in net assets	48,388,248	20,959,804	(615,972)
Net assets at beginning of year	172,570,487	151,610,683	152,226,655

Net assets at end of period	$220,958,735	$172,570,487	$151,610,683

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended September 30,
	2007	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$14,952,004	$24,430,235	$15,490,682
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(261,700,222)	(135,954,879)	(143,794,006)
Principal repayments on investments	121,817,837	124,009,929	88,019,136
Repayment of repurchase agreements	—	—	(21,345,997)
Net amortization of premiums and discounts	138,618	(137,239)	(1,635)
Amortization of deferred financing fees	267,231	135,143	385,737
Stock compensation expense	—	285,318	—
Realized loss on investments	187,560	1,329,458	—
Unrealized depreciation (appreciation) on derivative	37,970	(31)	39,488
Change in net unrealized depreciation (appreciation) on investments	7,354,434	(5,968,555)	1,785,725
(Increase) decrease in interest receivable	(1,014,634)	941	(482,983)
Decrease (Increase) in funds due from custodian	356,767	(963,078)	(1,420,995)
(Increase) decrease in prepaid assets	(110,361)	(48,897)	13,828
Decrease in due from affiliate	—	—	109,639
Increase in other assets	(185,216)	(76,125)	(49,622)
Increase (decrease) in accounts payable	1,941	(17,822)	99,679
Increase in interest payable	339,984	63,823	—
Increase (decrease) in accrued expenses and deferred liabilities	69,561	370,622	(447,431)
Increase (decrease) in fees due to affiliate	468,154	(150,959)	277,811
Increase in administration fee due to Gladstone Administration	237,510	—	—
(Decrease) increase in funds held in escrow	(203,193)	2,433	200,760
Increase in investment balance due to payment in kind interest	—	(74,701)	(409,743)

Net cash (used in) provided by operating activities	(116,984,055)	7,235,616	(61,529,927)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of U.S. Treasury Bill	(2,484,464)	—	—

Net cash used in investing activities	(2,484,464)	—	—

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from the issuance of common shares	57,437,000	—	—
Borrowings from the lines of credit	305,600,000	146,740,000	155,000,000
Repayments on the lines of credit	(211,153,000)	(149,781,064)	(142,709,483)
Distributions paid	(22,141,140)	(18,628,598)	(17,109,668)
Exercise of employee stock options	—	14,682,905	270,250
Receipt of principal on notes receivable—employees	301,095	189,943	843,997
Deferred financing fees	(307,811)	(210,834)	(105,000)
Shelf offering costs	(672,518)	—	(111,233)
Withholding tax obligation settlement	(1,488,193)	—	—

Net cash provided by (used in) financing activities	127,575,433	(7,007,648)	(3,921,137)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS(1)	8,106,914	227,968	(65,451,064)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	731,744	503,776	65,954,840

CASH AND CASH EQUIVALENTS, END OF PERIOD	$8,838,658	$731,744	$503,776

CASH PAID DURING PERIOD FOR INTEREST	$6,885,644	$3,174,492	$1,662,309

CASH PAID DURING PERIOD FOR INCOME TAXES	$—	$—	$138,678

NON-CASH FINANCING ACTIVITIES
Notes receivable issued in exchange for common stock associated with the exercise of employee stock options	$—	$1,692,470	$157,100

Cancellation of employee note receivable	$716,711	$—	$—

(1)
Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

GLADSTONE CAPITAL CORPORATION

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2007	2006	2005
Per Share Data(1)
Net asset value at beginning of period	$14.02	$13.41	$13.50

Income from investment operations:
Net investment income(2)	1.69	1.70	1.53
Realized gain (loss) on sale of investments(2)	—	(0.08)	—
Net unrealized (depreciation) appreciation on investments(2)	(0.56)	0.53	(0.16)

Total from investment operations	1.13	2.15	1.37

Less distributions:
Distributions to stockholders(2)(3)	(1.68)	(1.64)	(1.52)

Total distributions	(1.68)	(1.64)	(1.52)

Issuance of common stock under shelf offering	1.55	—	—
Issuance of common stock under stock option plan	—	1.19	0.02
Offering costs	(0.05)	—	(0.02)
Stock compensation expense	—	0.02	—
Repayment of principal on notes receivable	0.06	0.02	0.07
Stock surrendered to settle withholding tax obligation	(0.06)	—	—
Dilutive effect of share issuance	—	(1.13)	(0.01)

Net asset value at end of period	$14.97	$14.02	$13.41

Per share market value at beginning of period	$22.01	$22.55	$22.71
Per share market value at end of period	19.52	22.01	22.55
Total return(4)	-4.40%	5.21%	5.93%
Shares outstanding at end of period	14,762,574	12,305,008	11,303,510
Ratios/Supplemental Data
Net assets at end of period	$220,958,735	$172,570,487	$151,610,683
Average net assets(5)	$189,731,888	$155,867,538	$151,897,549
Ratio of expenses to average net assets(6)	10.75%	6.16%	5.10%
Ratio of net expenses to average net assets(7)	7.60%	4.84%	4.39%
Ratio of net investment income to average net assets	11.73%	12.42%	11.38%

(1)
Based on actual shares outstanding at the end of the corresponding period.

(2)
Based on weighted average basic per share data.

(3)
Distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under accounting principles generally accepted in the United States of America.

(4)
Total return equals the change in the ending market value of the Company's common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account dividends that may be characterized as a return of capital. For further information on estimated character of our dividends please refer to Note 10.

(5)
Average net assets are computed using the average balance of net assets at the end of each reporting month.

(6)
Ratio of expenses to average net assets is computed using expenses before credit from the Adviser and including income tax expense.

(7)
Ratio of net expenses to average net assets is computed using total expenses net of credits to management fee and including income tax expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

Note 1. Organization

        Gladstone Capital Corporation (the "Company") was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 as a closed-end investment company. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended ("the 1940 Act"). In addition, the Company has elected to be treated for tax purposes as a regulated investment company ("RIC"), under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's investment objectives are to achieve a high level of current income by investing in debt and equity securities of established private businesses.

        Gladstone Business Loan, LLC ("Business Loan"), a wholly-owned subsidiary of the Company, was established on February 3, 2003 for the purpose of holding the Company's portfolio of loan investments. Gladstone Capital Advisers, Inc. ("Capital Advisers") is also a wholly-owned subsidiary.

        Gladstone SSBIC Corporation ("Gladstone SSBIC"), a wholly-owned subsidiary of the Company, was established on November 21, 2006 for the purpose of holding a license to operate as a Specialized Small Business Investment Company. Gladstone SSBIC acquired this license in February 2007. This will enable the Company, through this subsidiary, to make investments in accordance with the United States Small Business Administration guidelines for specialized small business investment companies. Currently, Gladstone SSBIC holds a U.S. Treasury Bill that it purchased with proceeds from the Company's initial stock purchase in Gladstone SSBIC of approximately $2.5 million.

        The financial statements of the subsidiaries are consolidated with those of the Company.

        The Company is externally managed by Gladstone Management Corporation ("Adviser"), an unconsolidated affiliate of the Company.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

        The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Use of Estimates

        The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") that require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Reclassifications

        Certain amounts in the prior years' financial statements have been reclassified to conform to the current year presentation with no effect to net increase in net assets resulting from operations.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 2. Summary of Significant Accounting Policies (Continued)

Cash and Cash Equivalents

        Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased. Cash and cash equivalents are carried at cost which approximates fair value as of September 30, 2007 and September 30, 2006.

Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Classification of Investments

        The 1940 Act requires classification of the Company's investments by its respective level of control. As defined in the 1940 Act, "Control Investments" are investments in those portfolio companies that the Company is deemed to "Control." "Affiliate Investments" are investments in those portfolio companies that are "Affiliated Companies" of the Company, as defined in the 1940 Act, other than Control Investments. "Non-Control/Non-Affiliate Investments" are those that are neither Control Investments nor Affiliate Investments. In general, the 1940 Act prescribes that the Company has control over a portfolio company if it owns greater than 25% of the voting securities of the portfolio company. The Company is deemed to be an affiliate of a portfolio company if it owns between 5% and 25% of the voting securities of such portfolio company or has one or more seats on the affiliated company's board of directors. However, if the Company holds 50% or more contractual representation on a portfolio company's board of directors, the Company will be deemed to have control over the portfolio company.

Investment Valuation

        The Company carries its investments at fair value, as determined by its Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. Securities for which a limited market exists, such as certain participations in syndicated loans, are valued at the indicative bid price on or near the valuation date from the respective originating syndication agent's trading desk. Debt and equity securities that are not publicly traded, or for which a limited market does not exist, are valued at fair value based on the Company's valuation policy. The Company's Board of Directors has established a valuation policy and consistently applied valuation procedures used to determine the fair value of these securities quarterly.

        The procedures for the determination of the fair value of the Company's debt securities that that are not publicly traded and that are issued to portfolio companies where the Company has no equity, or equity-like securities, rely on the opinions of value submitted to it by Standard & Poor's Securities Evaluations, Inc. ("SPSE"). The Company may also submit paid in kind ("PIK") interest to SPSE for valuation when it is determined the PIK interest is likely to be received. SPSE will only evaluate the debt portion of the Company's investments for which the Company specifically requests evaluation, and may decline to make requested evaluations for any reason at its sole discretion. SPSE opinions of value are submitted to the Board of Directors along with the Adviser's supplemental assessment and recommendation regarding valuation of each of these investments.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 2. Summary of Significant Accounting Policies (Continued)

        The fair value of convertible debt, equity, success or exit fees or other equity-like securities is determined based on the collateral, the enterprise value of the issuer, the issuer's ability to make payments, the earnings of the issuer, recent sales to third parties of similar securities, the comparison to publicly traded securities, discounted cash flow or other pertinent factors. In gathering the sales to third parties of similar securities, the Company may reference industry statistics and use outside experts.

        Debt securities that are issued by portfolio companies where the Company has equity, or equity-like securities are valued at cost, if there is adequate total enterprise value determined when valuing the Company's equity securities of the portfolio company. Fair values are discounted for any shortfall of total enterprise value over the total debt outstanding for the borrower.

        The Board of Directors then reviews whether the Adviser has followed its established procedures for determinations of fair value, and votes whether or not to accept the recommended valuation of the Company's investment portfolio.

        Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuation currently assigned. Because there is a delay between when the Company closes an investment and when the investment can be evaluated by SPSE, new investments are not valued immediately by SPSE; rather, the Adviser makes its own determination about the recommended value of these investments in accordance with the Company's valuation policy without the input of SPSE during the specific quarter in which the investment is made. Because SPSE does not currently perform independent valuations of mortgage loans or equity securities for the Company, the Adviser also determines a recommendation for the fair value of these investments, if any, without the input of SPSE. The Adviser considers a number of qualitative and quantitative factors in current market conditions when performing valuations. The Board of Directors then determines whether or not to accept the Adviser's recommendations for the aggregate valuation of the Company's portfolio of investments. The Board of Directors is ultimately responsible for setting the fair value and disclosure of investments in the financial statements.

Interest Income Recognition

        Interest income, adjusted for amortization of premiums and acquisition costs and for the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. At September 30, 2007, one Non-Control/Non-Affiliate investment was on non-accrual with a cost basis of approximately $2.2 million at September 30, 2007, or less than 1% of the cost basis of all loans in the Company's portfolio. Conditional interest, or a success fee, is recorded upon full repayment of a loan investment.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 2. Summary of Significant Accounting Policies (Continued)

Paid in Kind Interest

        The Company has loans in its portfolio which contain a paid in kind ("PIK") provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. There was no PIK income recorded during the fiscal year ended September 30, 2007. For the years ended September 30, 2006 and September 30, 2005, the Company recorded PIK income of $63,217, and $394,985, respectively.

Services Provided to Portfolio Companies

        The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies by providing significant guidance and counsel concerning the management, operations, or business objectives and policies of the respective portfolio company. The Company provides these and other services to portfolio companies through its Adviser. Currently, neither the Company nor the Adviser receives fees in connection with managerial assistance.

        The Adviser receives fees for other services it provides to the Company's portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to the Adviser by the borrower or potential borrower upon closing of the investment. The services the Adviser provides to portfolio companies vary by investment, but generally include a broad array of services, such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. Effective April 1, 2007, when the Adviser receives fees for these services, 50% of certain of those fees are credited against the base management fee that the Company pays to its Adviser. Prior to April 1, 2007, 100% of such fees were credited against the base management fee.

        The Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to the Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by the Adviser when earned and are not credited against the base management fee.

        The Company may receive fees for the origination and closing services it provides to portfolio companies through its Adviser. These fees are paid directly to the Company and are recognized as revenue upon closing of the originated investment and are reported as fee income in the consolidated statements of operations.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

        Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition. Unrealized appreciation or depreciation displays the difference between the fair market value of the investment and the cost basis of such investment.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 2. Summary of Significant Accounting Policies (Continued)

Deferred Finance Costs

        Costs associated with the Company's line of credit facility with Deutsche Bank AG are deferred and amortized over the life of the credit facility, generally for a period of one year.

Stock Options

        In December 2004, the Financial Accounting Standards Board ("FASB") approved the revision of Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation", and issued the revised SFAS Statement No. 123(R), "Share-Based Payment." SFAS No. 123(R) effectively replaces SFAS No. 123, and supersedes Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees" ("APB 25"). SFAS 123(R) is effective for awards that are granted, modified, or settled in cash for annual periods beginning after June 15, 2005. The Company adopted SFAS No. 123(R) on October 1, 2005 using the modified prospective approach. The Company did not have any stock options outstanding during the fiscal year ended September 30, 2007.

Investment Advisory and Management Agreement with Gladstone Management Corporation

        Since October 1, 2004, the Company has been externally managed pursuant to a contractual investment advisory arrangement with its Adviser, an unconsolidated affiliate of the Company and a registered investment adviser, under which our Adviser has directly employed all of the Company's personnel and paid its payroll, benefits, and general expenses directly. The Company's initial advisory agreement with the Adviser was in place through September 30, 2006 (the "Initial Advisory Agreement"). Pursuant to the Initial Advisory Agreement, the Company paid the Adviser an annual advisory fee of 1.25% of its total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.3125%, and an annual administrative fee of 0.75% of its total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.1875%. The Adviser's Board of Directors agreed to waive, for the quarters ending June 30, 2006 and September 30, 2006, the annual advisory fee of 1.25% to 0.5% for those senior syndicated loans in which the Company already has syndicated second lien participations. On October 1, 2006, the Company entered into an amended and restated investment advisory agreement (the "Amended Advisory Agreement") with the Adviser and an administration agreement (the "Administration Agreement") with Gladstone Administration, LLC (the "Administrator"). (Please refer to Note 4. Related Party Transactions.

        Under the Amended Advisory Agreement, the Company pays a 2% annual base management fee computed on the basis of the value of the Company's average gross assets at the end of the two most recently completed quarters, which are total assets, less any uninvested cash or cash equivalents resulting from borrowings. During the fiscal year ended September 30, 2007, the Adviser's board of directors waived the amount of the fee on senior syndicated loans from an annual rate of 2% to 0.5%. Effective April 1, 2007, when the Company's Adviser receives fees from the Company's portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, 50% of certain of these fees will be credited against the base management fee that the Company would otherwise be required to pay to the Company's Adviser. Prior to April 1, 2007, certain of such fees were 100% credited against the 2% base management fee.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 2. Summary of Significant Accounting Policies (Continued)

        In addition, the Company's Adviser services the loans held by Business Loan, in return for which, the Adviser receives a 1.5% annual fee based on the monthly aggregate balance of loans held by Business Loan and a 0.5% annual fee on senior syndicated loans. Since the Company owns these loans, all loan servicing fees paid to the Adviser are also credited directly against the 2% base management fee. These credits reduce the amount of the 2% base management fee.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if the Company's quarterly net investment income (before giving effect to the incentive fee) exceeds 1.75% of the Company's net assets. The Adviser will receive an annual capital gains incentive fee of 20% of the Company's realized capital gains (net of realized capital losses and unrealized capital depreciation).

Administration Agreement with Gladstone Administration, LLC

        The Company has entered into the Administration Agreement with the Administrator, a wholly owned subsidiary of the Adviser, which is controlled by the Company's chairman and chief executive officer. Pursuant to the Administration Agreement, the Administrator furnishes the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and performs, or oversees the performance of the Company's required administrative services. Such required administrative services include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Company's stockholders and reports filed with the Securities and Exchange Commission.

        The Administration Agreement requires the Company to reimburse the Administrator for the performance of its obligations under the Administration Agreement. The reimbursement is based upon the allocable portion of the Administrator's overhead, including, but not limited to, rent and the allocable portion of salaries and benefits of the Company's chief financial officer, controller, chief compliance officer, treasurer and their respective staff.

Federal Income Taxes

        The Company intends to continue to qualify for treatment as a RIC under subchapter M of the Code. As a RIC, the Company will not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. The Company intends to distribute at least 90% of its ordinary income, and as a result, no income tax provisions have been recorded. The Company may, but does not intend to, pay out a return of capital.

        In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109", ("FIN 48"), which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes." FIN 48 is effective as of the beginning of an entity's first fiscal year that begins after December 15, 2006. The Company adopted this Interpretation on October 1, 2007. The adoption of FIN 48 will not have a material impact on the Company's consolidated financial statements.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 2. Summary of Significant Accounting Policies (Continued)

Dividends

        Distributions to stockholders are recorded on the ex-dividend date. The Company is required to pay out at least 90% of its ordinary income and short-term capital gains for each taxable year as a dividend to its stockholders in order to maintain its status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is the policy of the Company to pay out as a dividend up to 100% of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that estimate, a dividend is declared each quarter and is paid out monthly over the course of the respective quarter. At year-end the Company may pay a bonus dividend, in addition to the monthly dividends, to ensure that it has paid out at least 90% of its ordinary income and short-term capital gains for the year. The Company may retain long-term capital gains, if any, and not pay them out as dividends. If the Company decides to retain long-term capital gains, the portion of the retained capital gains will be subject to 35% tax.

Recent Accounting Pronouncements

        In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections", a replacement of APB Opinion No. 20, "Accounting Changes", and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements" and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS 154 applies to all voluntary changes in accounting principle and also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Early adoption is permitted for accounting changes and corrections of errors made in fiscal years beginning after the date of issuance. The Company adopted the provisions of SFAS 154, as applicable, on October 1, 2006.

        In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments, an amendment of FASB statements No. 133 and 140" ("SFAS No. 155"). SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) as long as the entire instrument is valued on a fair value basis. The statement also resolves and clarifies other specific SFAS No. 133 and SFAS No. 140 related issues. SFAS No. 155 is effective for all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company adopted SFAS No. 155 on October 1, 2006 and has not realized a material impact of the financial statements since all investments are valued on a fair value basis.

        In June 2006, the FASB issued FIN 48, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes." FIN 48 is effective as of the beginning of an entity's first fiscal year that begins after December 15, 2006. The Company adopted this Interpretation on October 1, 2007. The adoption of FIN 48 will not have an impact on the Company's consolidated financial statements.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 2. Summary of Significant Accounting Policies (Continued)

        In September 2006, the SEC issued Staff Accounting Bulletin No. 108 ("SAB 108"). SAB 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements and requires registrants to consider the effect of all carry over and reversing effects of prior year misstatements when quantifying errors in current year financial statements. SAB 108 does not change the SEC's previous guidance in SAB No. 99, "Materiality," on evaluating the materiality of misstatements. A registrant applying the new guidance for the first time that identifies material errors in existence at the beginning of the first fiscal year ending after November 15, 2006, may correct those errors through a one-time cumulative effect adjustment to beginning-of-year retained earnings. The cumulative effect alternative is available only if the application of the new guidance results in a conclusion that a material error exists as of the beginning of the first fiscal year ending after November 15, 2006, and those misstatements were determined to be immaterial based on a proper application of the registrant's previous method for quantifying misstatements. The adoption of this pronouncement did not have a material impact on the consolidated financial statements.

        In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosures about fair value measurements. SFAS No. 157 applies broadly to securities and other types of assets and liabilities. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within that fiscal year. The Company will be required to adopt SFAS No. 157 on October 1, 2008 and is currently evaluating the impact of this pronouncement on its consolidated financial statements.

        In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities—Including an Amendment of FASB Statement No. 115" which is effective for fiscal years beginning after November 15, 2007. This pronouncement permits an entity to choose to measure many financial instruments and certain other items at fair value at specified election dates. Subsequent unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings. The Company is currently evaluating the potential impact of this pronouncement on its consolidated financial statements.

Note 3. Investments

Non-Control/Non-Affiliate Investments

        At September 30, 2007 and 2006, the Company held investments in Non-Control/Non-Affiliate of approximately $354.8 million and $216.2 million, at cost, respectively.

Control and Affiliate Investments

        At September 30, 2007, the Company had one control investment in BERTL, Inc. ("BERTL"). The Company originally purchased a debt instrument in MCA Communications LLC which was past due, and the Company accepted a deed in lieu of foreclosure in satisfaction of BERTL's obligations under the debt instrument on September 28, 2007. BERTL is a web-based evaluator of digital imaging products. Since the transaction was recorded on September 28, 2007, the investment was valued at cost in accordance with the Company's valuation policies. The Company's investment in BERTL was

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 3. Investments (Continued)

$923,548 at September 30, 2007. The Company did not have any control or affiliate investments at September 30, 2006.

Investment Concentrations

        Investments at fair value consisted of the following industry classifications as of September 30, 2007 and September 30, 2006:

	September 30, 2007			September 30, 2006
		Percentage of			Percentage of
Industry Classification	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Aerospace & Defense	$4,615,750	1.3%	2.1%	$5,529,891	2.6%	3.2%
Automobile	6,245,938	1.8%	2.8%	6,332,906	2.9%	3.7%
Broadcast (TV & Radio)	30,151,019	8.6%	13.6%	—	—	—
Cargo Transport	15,685,197	4.5%	7.1%	8,650,000	4.0%	5.0%
Chemicals, Plastics & Rubber	25,110,192	7.2%	11.4%	31,105,148	14.3%	18.0%
Diversified/Conglomerate Manufacturing	3,710,700	1.1%	1.7%	—	—	—
Electronics	31,351,318	9.0%	14.2%	33,360,123	15.3%	19.3%
Entertainment	—	—	—	3,491,250	1.6%	2.0%
Farming & Agriculture	11,537,833	3.3%	5.2%	709,431	0.3%	0.4%
Finance	2,460,125	0.7%	1.1%	—	—	—
Healthcare, Education & Childcare	36,927,299	10.5%	16.7%	16,707,500	7.7%	9.7%
Home & Office Furnishings	17,057,109	4.9%	7.7%	20,636,991	9.5%	12.0%
Leisure, amusement, movies & entertainment	9,508,750	2.7%	4.3%	—	—	—
Machinery	9,883,350	2.8%	4.5%	—	—	—
Mining, Steel, Iron & Non-precious Metals	27,057,277	7.7%	12.2%	5,233,750	2.4%	3.0%
Oil & Gas	—	—	—	6,056,250	2.8%	3.5%
Personal & Non-durable Consumer Products	8,977,500	2.6%	4.1%	—	—	—
Personal, Food and Miscellaneous Services	—	—	—	6,011,288	2.8%	3.5%
Printing, Publishing & Broadcasting	83,973,941	24.0%	38.0%	16,203,000	7.4%	9.4%
Retail Stores	14,986,500	4.3%	6.8%	14,981,250	6.9%	8.7%
Telecommunications	—	—	—	23,596,040	10.8%	13.7%
Textiles & Leather	10,604,732	3.0%	4.8%	13,785,932	6.3%	8.0%
Utilities	—	—	—	5,252,000	2.4%	3.0%

Total	$349,844,530	100.0%		$217,642,750	100.0%

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 3. Investments (Continued)

        The investments at fair value consisted of the following geographic regions of the United States at September 30, 2007 and September 30, 2006:

	September 30, 2007			September 30, 2006
		Percentage of			Percentage of
Geographic Region	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Midwest	$152,927,681	43.7%	69.2%	$99,413,970	45.7%	57.6%
West	70,842,472	20.2%	32.1%	15,502,538	7.1%	9.0%
Mid-Atlantic	56,865,802	16.3%	25.7%	53,044,805	24.4%	30.7%
Southeast	44,488,416	12.7%	20.1%	24,697,113	11.3%	14.3%
Northeast	17,331,801	5.0%	7.8%	17,209,141	7.9%	10.0%
US Territory	7,388,358	2.1%	3.3%	7,775,183	3.6%	4.5%

	$349,844,530	100.0%		$217,642,750	100.0%

        The geographic region depicts the location of the headquarters for the Company's portfolio companies. A portfolio company may have a number of other locations in other geographic regions.

Investment Principal Repayment

        The following table summarizes the contractual principal repayment and maturity of the Company's investment portfolio by fiscal year, assuming no voluntary prepayments:

Fiscal Year Ended September 30,	Amount
2008	$19,905,879
2009	27,036,681
2010	38,611,850
2011	93,145,945
2012	87,420,005
Thereafter	88,569,168

Total Contractual Repayments	$354,689,528

Investments in Equity Securities	$1,069,672

Total	$355,759,200

Note 4. Related Party Transactions

Loans to Employees

        The Company provided loans to employees of the Adviser for the exercise of options under the Amended and Restated 2001 Equity Incentive Plan (the "2001 Plan"), which has since been terminated and is no longer in operation. The loans require the quarterly payment of interest at the market rate in effect at the date of issue, have varying terms not exceeding ten years and have been recorded as a reduction of net assets. The loans are evidenced by full recourse notes that are due upon maturity or

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 4. Related Party Transactions (Continued)

60 days following termination of employment, and the shares of common stock purchased with the proceeds of the loan are posted as collateral. No new loans were issued during the fiscal year ended September 30, 2007 and the Company received $301,095 of principal repayments during the fiscal year ended September 30, 2007. During the fiscal year ended September 30, 2006, the Company issued four loans to three employees for an aggregate principal amount of $1,692,470 and received principal repayments of $189,943 in connection with the full repayment of one loan and the partial repayment on another loan. The Company recognized interest income from all employee stock option loans of $526,164, $441,341 and $444,170, respectively, for the fiscal years ended September 30, 2007, 2006, and 2005. The outstanding principal balances due on all employee stock option loans at September 30, 2007 and 2006 were $9,230,502 and $10,248,308, respectively.

        In July, 2007, a loan to an employee, and the shares pledged as collateral under the loan under a related pledge agreement, were cancelled due to an event of default which was triggered by a stop loss provision in the employee's promissory note and pledge agreement. The provision specified that in the event that the aggregate value of the shares pledged under the note, as determined by the intra-day trading price of the shares on Nasdaq, became less than or equal to the aggregate outstanding principal amount of the note, the note would become immediately due and collectible through cancellation of the shares under the terms of the pledge agreement. The Company cancelled 37,109 shares which, in turn, cancelled via a non-cash transaction the remaining outstanding principal of the note of approximately $716,711.

Investment Advisory and Management Agreement

        The Company is externally managed by the Adviser, which is controlled by our chairman and chief executive officer, under a contractual investment advisory agreement. On October 1, 2006, the Company entered into the Amended Advisory Agreement. From October 1, 2004 through September 30, 2006, the relationship was governed by the Initial Advisory Agreement.

Terms of the Amended Advisory Agreement

        Under the Amended Advisory Agreement, the Company pays the Adviser an annual base management fee of 2% of its average gross assets, which is defined as total assets less cash and cash equivalents pledged to creditors calculated as of the end of the two most recently completed fiscal quarters and also consists of a two-part incentive fee.

        The first part of the incentive fee is an income-based incentive fee which rewards the Adviser if the Company's quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of the Company's net assets (the "hurdle rate"). The Company pays the Adviser an income incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

  •
  100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 4. Related Party Transactions (Continued)

  •
  20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

        The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Amended Advisory Agreement, as of the termination date) and equals 20% of the Company's realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to the Adviser, the Company calculates the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Company's inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in its portfolio.

        The Adviser's board of directors voluntarily waived, for the fiscal quarters within the fiscal year ended September 30, 2007, the annual 2.0% base management fee to 0.5% for senior syndicated loan participations and also waived portions of the incentive fee due for the quarters ended December 31, 2006, March 31, 2007 and June 30, 2007, and waived in its entirety the incentive fee due for the quarter ended September 30, 2007.

        In addition to the base management and incentive fees under the Amended Advisory Agreement, certain fees received by the Adviser from the Company's portfolio companies were credited against the investment advisory fee under the Initial Advisory Agreement, and will continue to be paid to the Adviser and credited under the Amended Advisory Agreement. Effective April 1, 2007, 50% of certain of the fees received by the Adviser are credited against the base management fee, whereas prior to such date 100% of those fees were credited against the base management fee. In addition, as under the Initial Advisory Agreement, the Company continues to pay its direct expenses including, but not limited to, directors' fees, legal and accounting fees, stockholder related expenses, and directors and officers insurance under the Amended Advisory Agreement.

        For the fiscal ended September 30, 2007, the Company recorded a base management fee of $2,402,049, after reductions for loan servicing fees paid to the Adviser of $3,624,390, less a credit of $1,659,875 for fees received by the Adviser and a $481,045 fee reduction for the waiver of the 2% fee on senior syndicated loans to 0.5%, for a net base management fee credit of $261,129 as compared to a base management fee of $1,284,414, after reductions for loan servicing fees paid to the Adviser of $2,907,875, less a credit of $2,051,000 for fees received by the Adviser and a $17,539 fee reduction for the waiver of the 2% fee on senior syndicated loans to 0.5%, for a net base management fee credit of $784,125 for the fiscal year ended September 30, 2006. For the fiscal year ended September 30, 2005, the Company recorded a base management fee of $1,359,643, after reductions for loan servicing fees paid to the Adviser of $2,549,728, less a credit of $1,077,100 for fees received by the Adviser, for a net base management fee of $282,543. The Company also recorded a gross incentive fee of $4,607,688, offset by a credit from a voluntary waiver issued by the Adviser's board of directors of $3,829,805, for the fiscal year ended September 30, 2007, for a net incentive fee of $777,883. There was no incentive fee in effect at September 30, 2006 or 2005. As of September 30, 2007, the Company owed $441,090 of unpaid base management fee due to the Adviser and there were no unpaid incentive fees to the Adviser, presented in the net fees due to Adviser in the accompanying consolidated statements of assets and liabilities. The credits to the base management fee and incentive fee are reflected on the consolidated statement of operations as credits to base management and incentive fees. The Company did not earn the capital gains portion of the incentive fee for the fiscal year ended September 30, 2007,

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 4. Related Party Transactions (Continued)

nor was the fee in effect in the fiscal years ended September 30, 2006 and 2005. Overall, the base management fee due to the Adviser cannot exceed 2% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

Terms of the Initial Advisory Agreement

        As compensation for its services, under the Initial Advisory Agreement, the Company paid the Adviser an annual advisory fee of 1.25% of total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.3125%, and an annual administrative fee of 0.75% of total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.1875%, for a total annual management fee of 2.0% (0.50% quarterly) of total assets (as reduced by cash and cash equivalents pledged to creditors). The Company also paid all of its direct expenses including, but not limited to, directors' fees, legal and accounting fees, stockholder related expenses, and directors and officers insurance.

Loan Servicing and Portfolio Company Fees

        The Adviser also services the loans held by Business Loan, in return for which it receives a 1.5% annual fee based on the monthly aggregate outstanding balance of the loans pledged under the Company's line of credit. Since the Company owns these loans, all loan servicing fees paid to the Adviser have been and continue to be treated as reductions directly against the 2% management fee, under both the Initial and Amended Advisory Agreements. Effective in April 2006, the Adviser's board of directors reduced the annual servicing fee rate on these loans to 0.5%. For fiscal year ended September 30, 2007 and 2006, these loan servicing fees totaled $3,624,390 and $2,907,875, respectively, all of which were deducted against the 2% base management fee in order to derive the base management fee which is presented as the line item base management fee in the consolidated statements of operations. At September 30, 2007, the Company owed $267,427 of unpaid loan servicing fees to the Adviser, which are netted and recorded in fees due to Adviser. At September 30, 2006, the Company owed $214,608 in loan servicing fees to the Adviser, recorded in fees due to Adviser in the consolidated statements of assets and liabilities. Under the Initial and Amended Advisory Agreements, the Adviser has also provided and continues to provide managerial assistance and other services to the Company's portfolio companies and may receive fees for services other than managerial assistance services.

Administration Agreement

        On October 1, 2006, the Company entered into the Administration Agreement with the Administrator, a wholly-owned subsidiary of the Adviser. Under the Administration Agreement, the Company pays separately for administrative services. The Administration Agreement provides for payments equal to the Company's allocable portion of the Administrator's overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent for employees of the Administrator, and the allocable portion of salaries and benefits expenses of the Company's chief financial officer, controller, chief compliance officer, treasurer and their respective staffs. The Company recorded an administration fee of $719,256, for the fiscal year ended

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 4. Related Party Transactions (Continued)

September 30, 2007. The administration fee was not in effect during the fiscal year ended September 30, 2006.

Sale of Investments to Affiliate

        During the fiscal year ended September 30, 2007, the Company sold to its affiliate, Gladstone Investment Corporation ("Gladstone Investment"), certain of its investments in syndicated loan participations at market value totaling approximately $22.1 million. An independent broker was engaged to execute these transactions between the Company and Gladstone Investment. The independent broker accepted the quotes from the respective agent bank for each syndicated loan and then executed these transactions between the Company and Gladstone Investment. The cumulative effect of these transactions, net of any unamortized premiums or discounts associated with the loans, resulted in a realized net gain of $111,206 for the fiscal year ended September 30, 2007. All of the sales that occurred during the fiscal year ended September 30, 2007 were all initiated during the three months ended March 31, 2007.

Note 5. Line of Credit

        Through Business Loan, the Company has a $220 million revolving credit facility (the "DB Facility") with Deutsche Bank AG, as administrative agent, pursuant to which Business Loan pledges the loans it holds to secure future advances by certain institutional lenders. The interest rate charged on the advances under the DB Facility is based on the Commercial Paper ("CP") rate which is equivalent to the weighted average per annum rates paid by the DB Facility's CP lenders in respect of CP notes issued by the CP lender during such period. Business Loan also has the ability to borrow at an alternative rate from the committed lenders if CP lenders are unable to fund advances. The alternative rate is the London Interbank Offered Rate ("LIBOR"), or if LIBOR is unavailable, the Prime Rate or the Federal Funds Rate plus 1.0%. The Company increased its availability to $220 million in May 2007 and paid a $250,000 amendment fee in connection with the increase which is recorded in deferred financing fees on the Company's Consolidated Statement of Assets and Liabilities. The DB Facility matures on May 23, 2008. As of September 30, 2007, the outstanding principal balance under the DB Facility was $144,440,000 at a stated interest rate of approximately 5.78%, plus a 0.95% program fee. Available borrowings are subject to various constraints imposed under the credit agreement, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are early prepayment or are made as contractually required. At September 30, 2007, the remaining borrowing capacity available under the DB Facility was approximately $75.6 million. The weighted average borrowings outstanding under our DB Facility for the fiscal years ended September 30, 2007 and 2006 were $110.4 million and $51.6 million, respectively, at a weighted average annual interest cost of 6.79% and 6.50%, respectively, which was computed by using the annual stated interest rate plus commitment and other fees plus the amortization of deferred financing fees divided by the weighted average debt outstanding.

        The DB Facility contains covenants that require Business Loan to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to the Company's credit and collection policies. The DB Facility also restricts some of the terms and provisions (including interest rates, terms to maturity and

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 5. Line of Credit (Continued)

payments schedules) and limits the borrower and industry concentrations of loans that are eligible to secure advances. As of September 30, 2007, Business Loan was in compliance with all of the facility covenants.

        The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with the Bank of New York as custodian. Deutsche Bank AG is also the trustee of the account and once a month remits the collected funds to the Company. At September 30, 2007, the amount due from custodian was $3,230,385 and at September 30, 2006, the amount due from custodian was $3,587,152.

        The Adviser also services the loans pledged under the DB Facility. As a condition to this servicing arrangement, the Company executed a performance guaranty pursuant to which it guaranteed that the Adviser would comply fully with all of its obligations under the DB Facility. The performance guaranty requires that the Company maintain a minimum net worth of $100 million and 75% of equity issuances after May 2003 and maintain "asset coverage" with respect to "senior securities representing indebtedness" of at least 200%, in accordance with Section 18 of the 1940 Act. As of September 30, 2007, the Company was in compliance with all covenants under the performance guaranty.

Note 6. Interest Rate Cap Agreement

        Pursuant to the initial terms of the DB Facility, the Company has an interest rate cap agreement that effectively limits the interest rate on a portion of the borrowings under the line of credit.

        The use of a cap involves risks that are different from those associated with ordinary portfolio securities transactions. Cap agreements may be considered to be illiquid. Although the Company will not enter into any such agreements unless it believes that the other party to the transaction is creditworthy, the Company does bear the risk of loss of the amount expected to be received under such agreements in the event of default or bankruptcy of the agreement counterparty.

        In February 2004, the Company entered into an interest rate cap agreement with a notional amount of $35.0 million at a cost of $304,000. At September 30, 2007, the interest rate cap agreement's current notional amount was $7.3 million and it had a current fair value of $12,314 which was recorded in other assets on the Company's consolidated balance sheet at September 30, 2007. At September 30, 2006, the interest rate cap agreement had a fair market value of $50,284. The Company records changes in the fair market value of the interest rate cap agreement monthly based on the current market valuation at month end as unrealized depreciation or appreciation on derivative on the Company's consolidated statement of operations. The interest rate cap agreement expires in February 2009. The agreement provides that the Company's floating interest rate or cost of funds on a portion of the portfolio's borrowings will be capped at 5% when the LIBOR rate is in excess of 5%. During the fiscal year ended September 30, 2007, the Company recorded $39,357, as compared to $15,014 for the fiscal year ended September 30, 2006 of income from the interest rate cap agreement recorded as a realized gain on the settlement of derivative on the Company's consolidated statements of operations.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 7. Common Stock Transactions

        Transactions in common stock were as follows:

	Common Stock
	Shares	Amount
Balance at September 30, 2005	11,303,510	$11,304
Issuance of Common Stock Under Stock Option Plan	1,001,498	1,001

Balance at September 30, 2006	12,305,008	$12,305

Issuance of Common Stock Under Shelf Offering	2,550,000	$2,550
Issuance of Common Stock Under Stock Option Plan	5,000	5
Shares surrendered for settlement of withholding tax	(60,325)	(60)
Shares surrendered for cancellation of employee loan	(37,109)	(37)

Balance at September 30, 2007	14,762,574	$14,763

        The balance of common stock at September 30, 2006 does not include 5,000 shares resulting from the exercise of stock options on September 29, 2006 that were not issued by the Company's transfer agent until October 1, 2006.

Public Offerings of Common Stock

        In May 2007, the Company completed a public offering of 2,000,000 shares of its common stock at $24.25 per share, less an underwriting discount of $1.21 per share or 5%.

        On July 24, 2007, the Company completed an offering of 400,000 shares of its common stock, at a price of $20.41 per share.

        On August 22, 2007, the Company completed an offering of 150,000 shares of its common stock, at a price of $21.32 per share, less a placement fee of $0.64 per share or 3%.

Share Surrenders and Cancellations

        During the first quarter of the fiscal year ended September 30, 2007, 60,325 shares of stock were surrendered to the Company from certain optionees who exercised non-qualified stock options during the third and fourth quarters of fiscal year 2006 in order to satisfy settlement of withholding taxes that were paid by the Company with respect to the shares underlying the exercise of such options.

        In July 2007, a loan to an employee, and the shares pledged as collateral under the loan under a related pledge agreement, were cancelled due to an event of default which was triggered by a stop loss provision in the employee's promissory note and pledge agreement. The provision specified that in the event that the aggregate value of the shares pledged under the note, as determined by the intra-day trading price of the shares on Nasdaq, became less than or equal to the aggregate outstanding principal amount of the note, the note would become immediately due and collectible through cancellation of the shares under the terms of the pledge agreement. The Company cancelled 37,109 shares.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 8. Net Increase in Net Assets Resulting from Operations per Share

        The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per share for the fiscal year ended September 30, 2007, September 30, 2006, and September 30, 2005:

	Year ended September 30,
	2007	2006	2005
Numerator for basic and diluted net increase in net assets resulting from operations per share	$14,952,004	$24,430,235	$15,490,682
Denominator for basic weighted average shares	13,173,822	11,381,378	11,292,466
Dilutive effect of stock options	—	234,544	316,680

Denominator for diluted weighted average shares	13,173,822	11,615,922	11,609,146

Basic net increase in net assets resulting from operations per share	$1.13	$2.15	$1.37

Diluted net increase in net assets resulting from operations per share	$1.13	$2.10	$1.33

Note 9. Stock Option Plan

        Prior to its termination on September 30, 2006, the Company had in place the Amended and Restated 2001 Equity Incentive Plan (the "2001 Plan"). The Company had authorized 2,000,000 shares of capital stock for the issuance of options under the 2001 Plan to employees and directors. Options granted under the 2001 Plan originally may have been exercised during a term not to exceed ten years from the date of grant. Only employees of the Company and its affiliates were eligible to receive incentive stock options and both employees and non-employee directors were eligible to receive nonstatutory stock options under the 2001 Plan.

        Options granted under the 2001 Plan were either incentive stock options or nonstatutory stock options. The option exercise price was equal to the market price on the date of the grant. For the options granted during fiscal year 2006, all vested immediately, 2005, 3% vested immediately, 50% vested one year after the grant date and 47% vested on the second year anniversary of the grant date. Prior to the termination of the 2001 Plan, the vesting of all unvested stock options were accelerated on April 11, 2006.

        In December 2004, the FASB issued SFAS No. 123 (revised 2004) ("SFAS No. 123(R)") Share-based Payment. SFAS No. 123(R) replaces SFAS No. 123, Accounting for Stock-Based Compensation and supersedes Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees ("APB No. 25"). SFAS No. 123(R) is effective for awards that are granted, modified, or settled in cash for annual periods beginning after June 15, 2005. The Company adopted SFAS No. 123(R) on October 1, 2005 using the modified prospective approach. Under the modified prospective approach, stock-based compensation expense will be recorded for the unvested portion of previously issued awards that remain outstanding at October 1, 2005 using the same estimate of the grant date fair value and the same attribution method used to determine the pro forma disclosure under SFAS No. 123. SFAS No. 123(R) also requires that all share-based payments to employees after October 1, 2005, including employee stock options, be recognized in the financial statements as stock-

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 9. Stock Option Plan (Continued)

based compensation expense based on the fair value on the date of grant. Accordingly, prior period amounts have not been restated.

        For the fiscal year ended September 30, 2006, the Company recorded stock option compensation expense for the cost of stock options issued under the 2001 Plan of $285,318. The Company's expensing of stock options decreased both basic and diluted net increase to net assets resulting from operations per share by $0.03 and $0.02, respectively, for the fiscal year ended September 30, 2006. Additionally, SFAS No. 123(R) states that any potential tax benefits associated with incentive stock options should be recognized only at the time of settlement if those options settle through a disqualifying disposition. Thus, the related stock-based compensation expense must be treated as a permanent difference until that time which in turn, results in an increase to the Company's effective tax rate. The Company does not record tax benefits associated with the expensing of stock options since the Company intends to qualify as a RIC under Subchapter M of the Code and as such the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders, provided that at least 90% of the taxable income is distributed.

        The Company accounted for the issuance of stock options through the 2001 Plan in accordance with APB 25 during fiscal year 2005. Effective October 1, 2004, the Company accounted for any options granted to employees of the Adviser, who qualify as leased employees of the Company under FIN 44, "Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion No. 25." Under the provisions of APB No. 25, the Company was not required to recognize compensation expense for the cost of stock options issued under the 2001 Plan. The following table illustrates the effect on net increase to net assets resulting from operations and net increase to net assets resulting from operations per share for the fiscal year ended September 30, 2005, as if the Company had applied the fair value recognition provisions of SFAS No. 123, as amended by SFAS No. 148, "Accounting for Stock-Based Compensation—Transition and Disclosure":

Year Ended September 30, 2005
Net increase in net assets resulting from operations
As reported:	$15,490,682
Deduct: Total stock-based compensation expense determined using the fair value based method for all awards	(297,391)

Pro forma net increase in net assets resulting from operations per share	$15,193,291

As reported—basic	$1.37

As reported—diluted	$1.33

Pro forma—basic	$1.35

Pro forma—diluted	$1.31

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 9. Stock Option Plan (Continued)

        The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in the fiscal years ended September 30, 2006 and 2005.

Assumptions:	2006	2005
Risk free interest rate	4.23%	3.41%
Expected life	3 years	3 years
Expected volatility	23.00%	17.67%
Expected dividend yield	7.65%	6.07%

        The weighted average per share fair value based on the Black-Scholes option pricing model of options granted during the fiscal years ended September 30, 2006 and 2005, were $1.89 and $1.71, respectively.

        A summary of the status of the Company's 2001 Plan from September 30, 2005 through September 30, 2006 is as follows:

	Shares	Weighted Average Exercise Price
Options outstanding at September 30, 2005, all of which were exercisable	1,307,998	$17.81

Granted	2,500	$21.17
Exercised	(1,006,498)	$16.27
Forfeited	(304,000)	$22.94

Options outstanding at September 30, 2006	—

        A detailed summary of the stock options outstanding at fiscal years ended September 30, 2006 and September 30, 2005 is presented in the following table:

Fiscal Year Ended	Range of Exercise Prices	Stock Options Outstanding	Weighted Average Remaining Contractual Life (Years)
September 30, 2006	—	—	—
September 30, 2005	$15.00 - $24.39	1,307,998	7.03

        During the fiscal year ended September 30, 2006, the Company issued 1,006,498 shares, 823,332 to executives and directors and 183,166 to ten employees pursuant to stock option exercises, in exchange for cash of $14,682,905 and four full recourse notes receivable of $1,692,470. During the fiscal year ended September 30, 2005, the Company issued 25,000 shares; 10,000 to a director and 15,000 to two employees pursuant to stock option exercises, in exchange for cash of $270,250 and one full recourse note receivable of $157,100. These transactions were effected pursuant to the 2001 Plan, which allowed the Company to lend its employees funds to pay for the exercise of stock options. All loans made under this arrangement are fully secured by the value of the common stock purchased. Interest is charged and paid on such loans at the market rate as determined based on individual financial positions.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 9. Stock Option Plan (Continued)

        On December 2, 2005, the Company held a special meeting of stockholders in which the stockholders voted to approve a proposal to enter into the Amended Advisory Agreement and the Administration Agreement between the Company and its Adviser and Administrator, respectively.

        The Amended Advisory Agreement includes an incentive advisory fee, and regulations promulgated by the SEC prohibit business development companies from implementing an incentive advisory fee while having in place a stock option plan or any outstanding stock options. Thus, in connection with the approval of the Amended Advisory Agreement, and pursuant to an offer approved by the Board of Directors on April 11, 2006, the Company extended an offer to its then-current stock option holders to amend the terms of all outstanding stock options under the 2001 Plan to accelerate the contractual expiration date of these options to September 30, 2006. The offer was filed with the SEC on April 12, 2006, was conducted in accordance with the federal tender offer rules and regulations, and was conditioned upon the acceptance by 100% of the stock option holders. The Board of Directors also accelerated in full the vesting of all outstanding options other than options held by the non-employee Directors effective April 11, 2006, resulting in accelerated vesting of 34,500 outstanding options. On May 31, 2006, 100% of the stock option holders accepted the tender offer, and on September 30, 2006, all outstanding stock options and the 2001 Plan were terminated.

Note 10. Dividends

Dividends and Distributions

        The Company is required to pay out as a dividend 90% of its ordinary income and short-term capital gains for each taxable year in order to maintain its status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is the policy of the Company to pay out as a dividend up to 100% of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that estimate, three monthly dividends are declared each quarter. At year-end the Company may pay a bonus dividend, in addition to the monthly dividends, to ensure that it has paid out at least 90% of its ordinary income and realized net short-term capital gains for the year. Long-term capital gains are composed of success fees, prepayment fees and gains from the sale of securities held for one year or more. The Company may decide to retain long-term capital gains from the sale of securities, if any, and not pay them out as dividends, however, the Board of Directors may decide to declare and pay out capital gains during any fiscal year. If the Company decides to retain long-term capital gains, the portion of the retained capital gains will be subject to 35% tax. The tax characteristics of all dividends

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 10. Dividends (Continued)

will be reported to stockholders on Form 1099 at the end of each calendar year. The following table lists the per share dividends paid for the fiscal years ended September 30, 2007 and 2006:

Fiscal Year	Declaration Date	Record Date	Payment Date	Dividend per Share
2007	July 10, 2007	September 20, 2007	September 28, 2007	$0.140
	July 10, 2007	August 23, 2007	August 31, 2007	$0.140
	July 10, 2007	July 23, 2007	July 31, 2007	$0.140
	April 11, 2007	June 21, 2007	June 29, 2007	$0.140
	April 11, 2007	May 22, 2007	May 31, 2007	$0.140
	April 11, 2007	April 20, 2007	April 30, 2007	$0.140
	January 10, 2007	March 22, 2007	March 30, 2007	$0.140
	January 10, 2007	February 20, 2007	February 28, 2007	$0.140
	January 10, 2007	January 23, 2007	January 31, 2007	$0.140
	October 10, 2006	December 20, 2006	December 29, 2006	$0.140
	October 10, 2006	November 21, 2006	November 30, 2006	$0.140
	October 10, 2006	October 23, 2006	October 31, 2006	$0.140

			Annual Total:	$1.680

2006	July 11, 2006	September 21, 2006	September 29, 2006	$0.140
	July 11, 2006	August 23, 2006	August 31, 2006	$0.140
	July 11, 2006	July 21, 2006	July 31, 2006	$0.140
	April 11, 2006	June 22, 2006	June 30, 2006	$0.135
	April 11, 2006	May 22, 2006	May 31, 2006	$0.135
	April 11, 2006	April 20, 2006	April 28, 2006	$0.135
	January 10, 2006	March 23, 2006	March 31, 2006	$0.135
	January 10, 2006	February 20, 2006	February 28, 2006	$0.135
	January 10, 2006	January 19, 2006	January 31, 2006	$0.135
	October 11, 2005	December 21, 2005	December 30, 2005	$0.135
	October 11, 2005	November 21, 2005	November 30, 2005	$0.135
	October 11, 2005	October 21, 2005	October 31, 2005	$0.135

			Annual Total:	$1.635

        Aggregate dividends declared and paid for the 2007 fiscal year were approximately $22.1 million which were declared based on an estimate of net investment income for the year.

        Aggregate dividends declared and paid for the 2006 fiscal year were approximately $18.6 million which were declared based on an estimate of net investment income for the year. Net investment income, including realized gains exceeded dividends declared by approximately $0.2 million.

Distribution of Income and Gains

        Net investment income of the Company is declared and distributed to stockholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Company if not distributed, and, therefore, generally will be distributed at least annually.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 10. Dividends (Continued)

        The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from GAAP. These differences primarily relate to items recognized as income for financial statement purposes and realized gains for tax purposes. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Company may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Company.

        The Company's components of net assets on a tax-basis were as follows:

	Year Ended September 30,
	2007	2006
Undistributed Ordinary Income	$502,593	$56,306
Undistributed Net Long Term Capital Gains	$—	$—

        In addition, the tax character of distributions paid to stockholders by the Company is summarized as follows:

	Year Ended September 30,
	2007	2006	2005
Distributions from Ordinary Income	$19,444,458	$17,900,423	$15,348,743
Distributions from Long Term Capital Gains	2,696,682	728,174	1,760,925

Total Distributions	$22,141,140	$18,628,597	$17,109,668

Section 19(a) Disclosure—Unaudited

        The Company's Board of Directors estimates the source of the distributions at the time of their declaration as required by Section 19(a) of the 1940 Act. On a monthly basis, if required under Section 19(a), the Company posts a Section 19(a) notice through the Depository Trust Company's Legal Notice System ("LENS") and also sends to its registered stockholders a written Section 19(a) notice along with the payment of dividends for any payment which includes a dividend estimated to be paid from any other source other than net investment income. The estimates of the source of the distribution are interim estimates based on GAAP that are subject to revision, and the exact character of the distributions for tax purposes year cannot be determined until the final books and records of the Company are finalized for the calendar year. Following the calendar year end, after definitive information has been determined by the Company, if the Company has made distributions of taxable income (or return of capital), the Company will deliver a Form 1099-DIV to its stockholders specifying such amount and the tax characterization of such amount. Therefore, these estimates are made solely in order to comply with the requirements of Section 19(a) of the 1940 Act and should not be relied upon for tax reporting or any other purposes and could differ significantly from the actual character of distributions for tax purposes.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 10. Dividends (Continued)

        The following GAAP estimates were made by the Board of Directors during the quarter ended September 30, 2007:

Month Ended	Ordinary Income	Return of Capital	Total Dividend
September 30, 2007	$0.128	$0.012	$0.140
August 31, 2007	0.139	0.001	0.140
July 31, 2007	0.136	0.004	0.140

        Because the Board of Directors declares dividends at the beginning of a quarter, it is difficult to estimate how much of the Company's monthly dividends and distributions, based on GAAP, will come from ordinary income, capital gains, and returns of capital. Subsequent to the quarter ended September 30, 2007, the following corrections were made to the above listed estimates for that quarter:

Month Ended	Ordinary Income	Return of Capital	Total Dividend
September 30, 2007	$0.123	$0.017	$0.140
August 31, 2007	0.117	0.023	0.140
July 31, 2007	0.140	—	0.140

        For dividends declared subsequent to quarter end, the following estimates, based on GAAP, have been made pursuant to Section 19(a) of the 1940 Act:

Month Ended	Ordinary Income	Return of Capital	Total Dividend
December 31, 2007	$0.096	$0.044	$0.140
November 30, 2007	0.140	—	0.140
October 31, 2007	0.140	—	0.140

Note 11. Commitments and Contingencies

        At September 30, 2007, the Company was party to a signed and non-binding term sheet for six potential investment for an aggregate of $72.7 million. The future scheduled contractual payments at September 30, 2007 were as follows:

		Payment Due by Period
Contractual Obligations	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Investments	$72,700,000	72,700,000	—	—	—

Total	$72,700,000	$72,700,000	$—	$—	$—

        All prospective investments are subject to, among other things, the satisfactory completion of the Company's due diligence investigation of each borrower, acceptance of terms and structure and receipt of necessary consents. With respect to each prospective loan, the Company will only agree to provide the loan if, among other things, the results of its due diligence investigations are satisfactory, the terms and conditions of the loan are acceptable and all necessary consents are received. The Company has initiated its due diligence investigations of the potential borrowers, however there can be no guarantee

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 11. Commitments and Contingencies (Continued)

that facts will not be discovered in the course of completing the due diligence that would render a particular investment imprudent or that any of these investments will actually be made.

        In October 2007, the Company funded four of the above investments at a cost of $39.9 million.

Note 12. Federal and State Income Taxes

        The Company has historically operated, and intends to continue to operate, in a manner to qualify for treatment as a RIC under Subchapter M of the Code. As a RIC, the Company is not subject to federal or state income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code and as such no income tax provisions have been recorded for the individual companies of Gladstone Capital Corporation and Gladstone Business Loan LLC.

        During the fiscal year ended September 30, 2006, the Company recorded $101,917 in tax expense in connection with penalties incurred on misclassified revenue on its fiscal year 2004 corporate tax return.

        Capital Advisers is subject to federal and state income taxation on the income it has recorded, such as fees received from portfolio companies, resulting in aggregate federal and state income taxes of $209,278 during the fiscal year ended September 30, 2005.

Note 13. Subsequent Events

Dividends

        On October 9, 2007, the Company's Board of Directors declared the following monthly dividends which it believes were and will be paid, as applicable, from ordinary income:

Declaration Date	Record Date	Payment Date	Dividend per Share
October 9, 2006	October 23, 2007	October 31, 2007	$0.14
October 9, 2006	November 21, 2007	November 30, 2007	$0.14
October 9, 2006	December 20, 2007	December 31, 2007	$0.14

Investment Activity

        Subsequent to September 30, 2007, the Company extended $56.7 million in loan origination investments and also received $1.6 million in scheduled principal amortization payments and revolver paydowns.

Offerings of Common Stock

        On October 19, 2007, the Company completed an offering of 2,500,000 shares of its common stock, at a price of $18.70 per share, less an underwriter's discount of $1.03, under a shelf registration statement on Form N-2 (File No. 333-143027), and pursuant to the terms set forth in a prospectus dated July 5, 2007, as supplemented by a final prospectus dated October 15, 2007. Net proceeds of the offering, after offering expenses, were approximately $43,745,000 and were used to repay outstanding

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007

Note 13. Subsequent Events (Continued)

borrowings under the Company's line of credit. The underwriter also had an option to purchase up to an additional 375,000 shares of the Company's common stock at the discounted rate within 30 days. The underwriter exercised the overallotment option and closed on the additional 375,000 shares of common stock on November 19, 2007 for which the Company received approximately $6,626,250.

Note 14. Selected Quarterly Data (Unaudited)

	Year Ended September 30, 2007
	Quarter Ended December 31, 2006	Quarter Ended March 31, 2007	Quarter Ended June 30, 2007	Quarter Ended September 30, 2007
Total Investment Income	$8,233,718	$8,643,778	$9,201,279	$10,607,744
Net Investment Income	5,162,926	5,724,357	5,704,867	5,668,407
Net Increase in Net Assets Resulting From Operations	4,163,603	4,084,851	5,964,600	738,951
Basic Earnings per Weighted Average Common Share	$0.34	$0.33	$0.44	$0.05
Diluted Earning per Weighted Average Common Share	$0.34	$0.33	$0.44	$0.05
	Year Ended September 30, 2006
	Quarter Ended December 31, 2005	Quarter Ended March 31, 2006	Quarter Ended June 30, 2006	Quarter Ended September 30, 2006
Total Investment Income	$6,030,319	$7,000,700	$6,522,816	$7,346,011
Net Investment Income	4,442,414	5,203,816	4,788,082	4,916,268
Net Increase in Net Assets Resulting From Operations	8,233,349	5,590,381	5,543,076	5,063,429
Basic Earnings per Weighted Average Common Share	$0.73	$0.49	$0.49	$0.44
Diluted Earning per Weighted Average Common Share	$0.71	$0.48	$0.48	$0.43

          We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus supplement or the accompanying prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus supplement or the accompanying prospectus as if we had authorized it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. No securities regulatory authority has expressed an opinion about these securities, and it is an offense to claim otherwise. The information contained in this prospectus supplement and the accompanying prospectus is accurate only as of their respective dates, regardless of the time of their delivery or sale of our common stock. Our business, financial condition, results of operations and prospects may have changed since such dates.

TABLE OF CONTENTS

Prospectus Supplement

Prospectus

GLADSTONE CAPITAL
CORPORATION

3,000,000 Shares

Common Stock

Deutsche Bank Securities

Oppenheimer & Co.

Robert W. Baird & Co.

Prospectus Supplement

January 30, 2008

QuickLinks

PROSPECTUS SUPPLEMENT SUMMARY
RECENT DEVELOPMENTS
THE OFFERING
FEES AND EXPENSES
USE OF PROCEEDS
CAPITALIZATION
UNDERWRITING
LEGAL MATTERS
EXPERTS
ADDITIONAL INFORMATION
FORWARD–LOOKING STATEMENTS
TABLE OF CONTENTS
PROSPECTUS SUMMARY
GLADSTONE CAPITAL CORPORATION
THE OFFERING
ADDITIONAL INFORMATION
RISK FACTORS
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
USE OF PROCEEDS
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
CONSOLIDATED SELECTED FINANCIAL DATA (in thousands, except per share data)
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Quarterly Incentive Fee Based on Net Investment Income Pre-incentive fee net investment income (expressed as a percentage of the value of net assets)
Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee
BUSINESS
Quarterly Incentive Fee Based on Net Investment Income Pre-incentive fee net investment income (expressed as a percentage of the value of net assets)
Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee
PORTFOLIO COMPANIES
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
DIVIDEND REINVESTMENT PLAN
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
REGULATION AS A BUSINESS DEVELOPMENT COMPANY
DESCRIPTION OF OUR SECURITIES
CERTAIN PROVISIONS OF MARYLAND LAW AND OF OUR ARTICLES OF INCORPORATION AND BYLAWS
PLAN OF DISTRIBUTION
SHARE REPURCHASES
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
BROKERAGE ALLOCATION AND OTHER PRACTICES
LEGAL MATTERS
EXPERTS
GLADSTONE CAPITAL CORPORATION INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
Management's Annual Report on Internal Control Over Financial Reporting
GLADSTONE CAPITAL CORPORATION CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
GLADSTONE CAPITAL CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS
GLADSTONE CAPITAL CORPORATION CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
GLADSTONE CAPITAL CORPORATION CONSOLIDATED STATEMENTS OF CASH FLOWS
GLADSTONE CAPITAL CORPORATION FINANCIAL HIGHLIGHTS
GLADSTONE CAPITAL CORPORATION NOTES TO CONSOLIDATED FINANCIAL STATEMENTS SEPTEMBER 30, 2007